         OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)
         Supplement dated September 24, 2003 to the
            Prospectus dated September 24, 2003

Effective  until  September 30, 2003, the third paragraph of the  section  titled  "How  the  Fund  is  Managed"  of  the
Prospectus reads as follows:

      Portfolio Managers.  The portfolio managers of the
      Fund are Charles Albers and Nikolaos Monoyios.  Mr.
      Albers is a Vice President of the Fund, Senior Vice
      President of the Manager, and an officer and
      portfolio manager of other Oppenheimer funds.  Mr.
      Monoyios is a Vice President of the Fund and of the
      Manager and an officer and portfolio manager of other
      Oppenheimer funds.  Prior to joining the Manager in
      1998, they were portfolio managers at Guardian
      Investor Services, the investment management
      subsidiary of The Guardian Life Insurance Company.

September 24, 2003                                          PS0731.013

PROSPECTUS

Oppenheimer
Main Street Opportunity Fund(R)

Prospectus dated September 24, 2003

---------------------------------------------------------------------------------

                                         Oppenheimer Main Street Opportunity
                                         Fund(R)is a mutual fund that seeks
                                         long-term capital appreciation.  It
                                         invests primarily in common stocks.
                                              This Prospectus contains
As with all mutual funds, the            important information about the Fund's
Securities and Exchange Commission has   objective, its investment policies,
not approved or disapproved the Fund's   strategies and risks.  It also
securities nor has it determined that    contains important information about
this Prospectus is accurate or           how to buy and sell shares of the Fund
complete.  It is a criminal offense to   and other account features.  Please
represent otherwise.                     read this Prospectus carefully before
                                         you invest and keep it for future
                                         reference about your account.
---------------------------------------------------------------------------------

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OppenheimerFunds
                                                The Right
Way to Invest

CONTENTS

                  A B O U T  T H E  F U N D

                  The Fund's Investment Objective and
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks
long-term capital appreciation.

WHAT DOES THE FUND INVEST IN?  The Fund invests primarily
in common stocks of U.S. companies of small, medium and
large capitalization ranges.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY
OR SELL?  The Fund's portfolio managers use an investment
process that combines quantitative models, fundamental
research about particular securities and individual
judgment in order to decide which securities to buy or
sell.  The selection process currently involves the use of:
   o  Multi-factor quantitative models:  "Top-down" models
      analyze data such as relative valuations, relative
      price trends, interest rates and the shape of the
      yield curve.  These help direct portfolio emphasis by
      market capitalization (small, mid, or large),
      industries, and value or growth styles.  "Bottom up"
      models help to rank stocks in a universe typically
      including 3000 stocks, selecting stocks for relative
      attractiveness by analyzing stock and company
      characteristics.
   o  Fundamental research:  Internal research and analysis
      by other market analysts, with emphasis on current
      company news and industry-related events.
   o  Judgment:  After analyzing the models and fundamental
      research, the portfolio managers apply their judgment
      to decide which securities to buy or sell.

WHO IS THE FUND DESIGNED FOR?  The Fund is designed
primarily for investors seeking long-term capital
appreciation.  Investors in the Fund should be willing to
assume the risks of short-term share price fluctuations.
The Fund is a moderately aggressive Fund focusing on stock
investments.  The Fund does not seek income and is not
designed for investors needing current income.  Because of
its focus on long-term growth, the Fund may be appropriate
for a portion of a retirement plan investment.  The Fund is
not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's
investments are subject to changes in their value from a
number of factors described below.  There is also the risk
that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to
underperform other funds having a similar objective.  There
is no assurance that the Fund will achieve its objective.

RISKS OF INVESTING IN STOCKS.  Stocks fluctuate in price,
and their short-term volatility at times may be great.
Because the Fund invests primarily in common stocks, the
value of the Fund's portfolio will be affected by changes
in the stock markets.  The Fund's net asset values per
share will fluctuate as the value of the Fund's portfolio
securities change.

      The prices of individual stocks do not all move in
the same direction uniformly or at the same time.
Different stock markets may behave differently from each
other.  The Fund currently focuses its stock investments in
U.S. issuers and accordingly will be affected primarily by
changes in U.S. stock markets.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry.  Also, securities of small and medium-size
companies may have more volatile prices than stocks of
large companies.

      At times, the Manager may increase the Fund's
emphasis of its investments in a particular industry
compared to the weighting of that industry in the Russell
3000 Index which the Fund uses as a performance benchmark.
To the extent that the Fund increases its emphasis on
stocks in a particular industry, its share values may
fluctuate in response to events affecting that industry,
such as changes in economic conditions, government
regulations, availability of basic resources or supplies,
or other events that affect that industry more than others.

HOW RISKY IS THE FUND OVERALL?  The risks described above
collectively form the overall risk profile of the Fund and
can affect the value of the Fund's investments, its
investment performance and its prices per share.
Particular investments and investment strategies also have
risks.  These risks mean that you can lose money by
investing in the Fund.  When you redeem your shares, they
may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its
investment objective.

      In the short term, the stock markets can be volatile,
and the price of the Fund's shares will go up and down.
The Fund generally will not use income-oriented investments
to help cushion the Fund's return from changes in stock
prices.  In the OppenheimerFunds spectrum, the Fund is
generally more conservative than aggressive growth stock
funds, but may be more volatile than funds that invest in
both stocks and bonds.

------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance (for its Class A shares) from year to year for
the full calendar years since the Fund's inception and by
showing how the average annual total returns of the Fund's
shares, both before and after taxes, compare to those of a
broad-based market index. The after-tax returns for the
other classes of shares will vary.

The after-tax returns are shown for Class A shares only and
are calculated using the historical highest individual
federal marginal income tax rates in effect during the
periods shown, and do not reflect the impact of state or
local taxes.  In certain cases, the figure representing
"Return After Taxes on Distributions and Sales of Funds
Shares" may be higher than the other return figures for the
same period.  A higher after-tax return results when a
capital loss occurs upon redemption and translates into an
assumed tax deduction that benefits the shareholder.  The
after-tax returns are calculated based on certain
assumptions mandated by regulation and your actual
after-tax returns may differ from those shown, depending on
your individual tax situation.  The after-tax returns set
forth below are not relevant to investors who hold their
Fund shares through tax-deferred arrangements such as
401(k) plans or IRAs or to institutional investors not
subject to tax.  The Fund's past investment performance,
before and after taxes, is not necessarily an indication of
how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to Prospectus for data in bar chart showing
annual total returns]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.
For the period from 1/1/03 through 6/30/03, the cumulative
return (not annualized) before taxes for Class A shares was
15.44%.
During the period shown in the bar chart, the highest
return (not annualized) before taxes for a calendar quarter
was 14.29% (4QTR01) and the lowest return (not annualized)
before taxes for a calendar quarter was -17.13% (3QTR02).

--------------------------------------------------------------------------------
Average Annual Total Returns                                 Life of Class
for the periods ended December           1 Year
31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception
9/25/00)                                -20.87%                 -6.98%
Return Before Taxes                     -20.87%                 -6.99%
Return After Taxes on                   -12.71%                 -5.53%
Distributions
Return After Taxes on
Distributions and Sale of Fund
Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 3000 Index (reflects no         -21.54%1               -18.44%1
deduction for fees, expenses or
taxes)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares (inception               -20.91%                 -6.51%
9/25/00)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares (inception               -17.41%                 -5.20%
9/25/00)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception               -17.02%                 -4.98%
3/1/01)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception               -15.81%                 -4.25%
9/25/00)
--------------------------------------------------------------------------------
1     From 9/30/00.
2     The Fund's average annual total returns in the table
  include the applicable sales charges: for Class A shares,
  the current maximum initial sales charge of 5.75%; for
  Class B shares, the contingent deferred sales charges of
  5% (1-year) and 3% (life of class); and for Class C and
  Class N shares, the 1% contingent deferred sales charge
  for the 1-year period.  There is no sales charge on Class
  Y shares.  The returns measure the performance of a
  hypothetical account and assume that all dividends and
  capital gains distributions have been reinvested in
  additional shares.  The performance of the Fund's Class A
  shares is compared to the Russell 3000 Index, an
  unmanaged index of large-capitalization U.S. companies.
  The index performance includes reinvestment of income but
  does not reflect transaction costs, fees, expenses or
  taxes.  The Fund investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand
the fees and expenses you may pay if you buy and hold
shares of the Fund. The Fund pays a variety of expenses
directly for management of its assets, administration,
distribution of its shares and other services.  Those
expenses are subtracted from the Fund's assets to calculate
the Fund's net asset values per share.  All shareholders
therefore pay those expenses indirectly.  Shareholders pay
other transaction expenses directly, such as sales charges.
The numbers below are based on the Fund's expenses during
its fiscal year ended July 31, 2003.

Shareholder Fees (charges paid directly from your
investment):

 ------------------------------------------------------------------------------
                              Class A   Class B   Class C   Class N   Class Y
                              Shares    Shares    Shares    Shares    Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Sales Charge          5.75%     None                          None
 (Load)                                            None      None
 on purchases (as % of
 offering price)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Deferred Sales
 Charge (Load) (as % of the                         1%3       1%4
 lower of the original         None1      5%2                          None
 offering price or
 redemption proceeds)
 ------------------------------------------------------------------------------
  1A contingent deferred sales charge may apply to
    redemptions of investments of $1 million or more
    ($500,000 for certain retirement plan accounts) of
    Class A shares. See "How to Buy Shares" for details.
  2Applies to redemptions in first year after purchase.
    The contingent deferred sales charge declines to 1% in
    the sixth year and is eliminated after that.
  3Applies to shares redeemed within 12 months of
    purchase.
  4A contingent deferred sales charge applies to shares
    redeemed within 18 months of retirement plan's first
    purchase of Class N shares.

  Annual Fund Operating Expenses (deducted from Fund
  assets):
  (% of average daily net assets)

                                 Class A   Class B  Class C  Class N  Class Y
                                 Shares    Shares    Shares   Shares   Shares
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Management Fees                 0.71%     0.71%    0.71%    0.71%    0.71%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Distribution and/or Service     0.25%     1.00%    1.00%    0.50%     N/A
  (12b-1) Fees
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Other Expenses                  0.27%     0.41%    0.24%    0.28%    0.06%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Total Annual Operating          1.23%     2.12%    1.95%    1.49%    0.77%
  Expenses
  Expenses may vary in future years. "Other Expenses"
  include transfer agent fees, custodial fees, and
  accounting and legal expenses that the Fund pays. The
  "Other Expenses" in the table are based on, among other
  things, the fees the Fund would have paid if the transfer
  agent had not waived a portion of its fee under a
  voluntary undertaking to the Fund to limit those fees to
  0.35% of average daily net assets per fiscal year for all
  classes.  Prior to November 1, 2002, the voluntary waiver
  for Class Y shares was 0.25%.  All undertakings may be
  amended or withdrawn at any time. After the waiver, the
  actual "Other Expenses" and "Total Annual Operating
  Expenses" as percentages of average daily net assets were
  0.36% and 2.07%, respectively for Class B shares.  "Other
  Expenses" and "Total Annual Operating Expenses" for all
  other classes were the same as shown above.

EXAMPLES.  The following examples are intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds.  The examples assume that
you invest $10,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first example assumes that you redeem all of your
shares at the end of those periods. The second example
assumes that you keep your shares. Both examples also
assume that your investment has a 5% return each year and
that the class's operating expenses remain the same. Your
actual costs may be higher or lower because expenses will
vary over time. Based on these assumptions your expenses
would be as follows:

If shares are redeemed:     1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------------
Class A Shares              $693        $943        $1,212      $1,978
-----------------------------------------------------------------------------
Class B Shares              $715        $964        $1,339      $2,016
-----------------------------------------------------------------------------
Class C Shares              $298        $612        $1,052      $2,275
-----------------------------------------------------------------------------
Class N Shares              $252        $471        $813        $1,779
-----------------------------------------------------------------------------
Class Y Shares              $79         $246        $428        $954
-----------------------------------------------------------------------------

If shares are not redeemed: 1 Year      3 Years     5 Years     10 Years
-----------------------------------------------------------------------------
Class A Shares              $693        $943        $1,212      $1,978
-----------------------------------------------------------------------------
Class B Shares              $215        $664        $1,139      $2,016
-----------------------------------------------------------------------------
Class C Shares              $198        $612        $1,052      $2,275
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class N Shares              $152        $471        $813        $1,779
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class Y Shares              $79         $246        $428        $954
-----------------------------------------------------------------------------
   In the first example, expenses include the initial sales
   charge for Class A and the applicable Class B, Class C
   or Class N contingent deferred sales charges. In the
   second example, the Class A expenses include the sales
   charge, but Class B, Class C and Class N expenses do not
   include the contingent deferred sales charges.  There is
   no sales charge on Class Y shares.
  1Class B expenses for years 7 through 10 are based on
   Class A expenses, since Class B shares automatically
   convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES.  The allocation
of the Fund's portfolio among different investments will
vary over time based upon the Manager's evaluation of
economic and market trends.  The Fund's portfolio might not
always include all of the different types of investments
described below.  At times, the Fund may invest more
heavily (or all of its assets) in the stocks of one
capitalization range or the Fund may vary its investments
among the different capitalization ranges.  The Statement
of Additional Information contains more detailed
information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully
researching securities before they are purchased.  The Fund
attempts to reduce its exposure to market risks by
diversifying its investments, that is, by not holding a
substantial amount of stock of any one company and by not
investing too great a percentage of the Fund's assets in
any one company.  Also, the Fund does not concentrate 25%
or more of its total assets in investments in any one
industry.

Stock Investments.  The Fund invests primarily in common
      stocks of U.S. companies.  The Fund focuses on
      securities of issuers in small, medium and large
      capitalization ranges.  "Capitalization" refers to
      the market value of all of the issuers' outstanding
      common stock.

Portfolio Turnover. A change in the securities held by the
      Fund is known as "portfolio turnover." The Fund can
      engage in active and frequent trading to try to
      achieve its objective, and may have a high portfolio
      turnover rate (for example, over 100%).  Increased
      portfolio turnover creates higher brokerage and
      transaction costs for the Fund.  If the Fund realizes
      capital gains when it sells its portfolio
      investments, it must generally pay those gains out to
      shareholders, increasing their taxable distributions.
      The Financial Highlights table at the end of this
      Prospectus shows the Fund's portfolio turnover rate
      during prior fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?
The Fund's Board of Trustees can change non-fundamental
investment policies without shareholder approval, although
significant changes will be described in amendments to this
Prospectus.  Fundamental policies cannot be changed without
the approval of a majority of the Fund's outstanding voting
shares.  The Fund's investment objective is a fundamental
policy.  Other investment restrictions that are fundamental
policies are listed in the Statement of Additional
Information.  An investment policy is not fundamental
unless this Prospectus or the Statement of Additional
Information says that it is.

OTHER INVESTMENT STRATEGIES.  The Fund can also use the
investment techniques and strategies described below.  The
Fund might not always use all of them.  These techniques
have certain risks, although some are designed to help
reduce overall investment or market risks.

Risks of Foreign Investing.  The Fund can buy securities of
      companies or governments in any country, developed or
      underdeveloped. While there is no limit on the amount
      of the Fund's assets that may be invested in foreign
      securities, the Manager does not currently plan to
      invest significant amounts of the Fund's assets in
      foreign securities. While foreign securities offer
      special investment opportunities, there are also
      special risks, such as the effects of a change in
      value of a foreign currency against the U.S. dollar,
      which will result in a change in the U.S. dollar
      value of securities denominated in that foreign
      currency.

Other Equity Securities.  Equity securities include common
      stocks, as well as "equity equivalents" such as
      preferred stocks and securities convertible into
      common stock.  Preferred stock has a set dividend
      rate and ranks after bonds and before common stocks
      in its claim for dividends and on assets if the
      issuer is liquidated or becomes bankrupt.  The
      Manager considers some convertible securities to be
      "equity equivalents" because of the conversion
      feature and in that case their rating has less impact
      on the investment decision than in the case of debt
      securities.

Illiquid and Restricted Securities.  Investments may be
      illiquid because they do not have an
      active trading market, making it difficult to value
      them or dispose of them promptly at an acceptable
      price. A restricted security is one that has a
      contractual restriction on its resale or which cannot
      be sold publicly until it is registered under the
      Securities Act of 1933. The Fund will not invest more
      than 10% of its net assets in illiquid or restricted
      securities (the Board can increase that limit to
      15%).  Certain restricted securities that are
      eligible for resale to qualified institutional
      purchasers are not subject to that limit. The Manager
      monitors holdings of illiquid securities on an
      ongoing basis to determine whether to sell any
      holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of
      different kinds of "derivative" investments. In
      general terms, a derivative investment is an
      investment contract whose value depends on (or is
      derived from) the value of an underlying asset,
      interest rate or index. In the broadest sense,
      options, futures contracts, and other hedging
      instruments the Fund might use may be considered
      "derivative" investments.  The Fund does not expect
      to use derivatives to a significant degree and is not
      required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the
      derivative investment does not pay the amount due,
      the Fund can lose money on the investment. The
      underlying security or investment on which a
      derivative is based, and the derivative itself, may
      not perform the way the Manager expected it to. As a
      result of these risks, the Fund could realize less
      principal or income from the investment than expected
      or its hedge might be unsuccessful. As a result, the
      Fund's share prices could fall.  Certain derivative
      investments held by the Fund might be illiquid.

   o  Hedging.  The Fund can buy and sell futures
      contracts, put and call options, forward contracts
      and options on futures and broadly-based securities
      indices. These are all referred to as "hedging
      instruments."  Some of these strategies would hedge
      the Fund's portfolio against price fluctuations.
      Other hedging strategies, such as buying futures and
      call options, would tend to increase the Fund's
      exposure to the securities market.

      There are also special risks in particular hedging
      strategies.  Options trading involves the payment of
      premiums and can increase portfolio turnover.  If the
      Manager used a hedging instrument at the wrong time
      or judged market conditions incorrectly, the strategy
      could reduce the Fund's return.

Temporary Defensive and Interim Investments.  In times of
      unstable adverse market or economic conditions, the
      Fund can invest up to 100% of its total assets in
      temporary defensive investments that are inconsistent
      with the Fund's principal investment strategies.
      Generally they would be, highly-rated commercial
      paper and money market instruments, U.S. government
      securities and repurchase agreements.   The Fund
      might also hold these types of securities pending the
      investment of proceeds from the sale of Fund shares
      or portfolio securities or to meet anticipated
      redemptions of Fund shares.  To the extent the Fund
      invests defensively in these securities, it may not
      achieve its investment objective.

How the Fund is Managed

THE MANAGER.  The Manager chooses the Fund's investments
and handles its day-to-day business.  The Manager carries
out its duties, subject to the policies established by the
Fund's Board of Trustees, under an investment advisory
agreement that states the Manager's responsibilities.  The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

      The Manager has been an investment adviser since
January 1960.  The Manager and its subsidiaries and
controlled affiliates managed more than $130 billion in
assets as of June 30, 2003, including other Oppenheimer
funds, with more than 7 million shareholder accounts.  The
Manager is located at 498 Seventh Avenue, New York, New
York 10018.

Portfolio Managers.  The Fund is co-managed by Nikolaos
      Monoyios and Mark Zavanelli.  Mr. Monoyios is a Vice
      President of the Fund and of the Manager and an
      officer and portfolio manager of other Oppenheimer
      funds.  Prior to joining the Manager in 1998, Mr.
      Monoyios was a portfolio manager at Guardian Investor
      Services, the investment management subsidiary of The
      Guardian Life Insurance Company.  Mr. Zavanelli is a
      Vice President of the Fund and of the Manager.  Prior
      to joining the Manager in April 1998, Mr. Zavanelli
      was a financial research analyst for Elder Research
      (from June 1997).

Advisory Fees.  Under the Investment Advisory Agreement,
      the Fund pays the Manager an advisory fee at an
      annual rate that declines on additional assets as the
      Fund grows: 0.75% of the first $200 million of
      average annual net assets of the Fund, 0.72% of the
      next $200 million, 0.69% of the next $200 million,
      0.66% of the next $200 million, and 0.60% of average
      annual net assets in excess of $800 million. The
      Fund's management fee for its last fiscal year ended
      July 31, 2003 was 0.71% of average annual net assets
      for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares several ways, as described below. The
Fund's Distributor, OppenheimerFunds Distributor, Inc., may
appoint servicing agents to accept purchase (and
redemption) orders. The Distributor, in its sole
discretion, may reject any purchase order for the Fund's
shares.

Buying Shares Through Your Dealer. You can buy shares
      through any dealer, broker or financial institution
      that has a sales agreement with the Distributor. Your
      dealer will place your order with the Distributor on
      your behalf.
Buying Shares Through the Distributor. Complete an
      OppenheimerFunds New Account Application and return
      it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent
      in buying the shares. However, we recommend that you
      discuss your investment with a financial advisor
      before you make a purchase to be sure that the Fund
      is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased
      through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before
      sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further
      instructions.
o     Buying Shares Through OppenheimerFunds AccountLink.
      With AccountLink, you pay for shares by electronic
      funds transfers from your bank account. Shares are
      purchased for your account by a transfer of money
      from your bank account through the Automated Clearing
      House (ACH) system. You can provide those
      instructions automatically, under an Asset Builder
      Plan, described below, or by telephone instructions
      using OppenheimerFunds PhoneLink, also described
      below. Please refer to "AccountLink," below for more
      details.
o     Buying Shares Through Asset Builder Plans. You may
      purchase shares of the Fund automatically each month
      from your account at a bank or other financial
      institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder
      Application and the Statement of Additional
      Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases,
you can buy Fund shares with a minimum initial investment
of $1,000 and make additional investments at any time with
as little as $50. There are reduced minimums available
under the following special investment plans:
o     If you establish one of the many types of retirement
      plan accounts that OppenheimerFunds offers, more
      fully described below under "Special Investor
      Services," you can start your account with as little
      as $500.
o     By using an Asset Builder Plan or Automatic Exchange
      Plan (details are in the Statement of Additional
      Information), or government allotment plan, you can
      make subsequent investments (after making the initial
      investment of $500) for as little as $50. For any
      type of account established under one of these plans
      prior to November 1, 2002, the minimum additional
      investment will remain $25.
o     The minimum investment requirement does not apply to
      reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or
      reinvesting distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies. The offering price
that applies to a purchase order is based on the next
calculation of the net asset value per share that is made
after the Distributor receives the purchase order at its
offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of
      each class of shares as of the close of The New York
      Stock Exchange ("the Exchange"), on each day the
      Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange
      normally closes at 4:00 P.M., Eastern time, but may
      close earlier on some days. All references to time in
      this Prospectus mean "Eastern time."

      The net asset value per share is determined by
      dividing the value of the Fund's net assets
      attributable to a class by the number of shares of
      that class that are outstanding. To determine net
      asset value, the Fund's Board of Trustees has
      established procedures to value the Fund's
      securities, in general, based on market value. The
      Board has adopted special procedures for valuing
      illiquid and restricted securities and obligations
      for which market values cannot be readily obtained.
      Because some foreign securities trade in markets and
      on exchanges that operate on weekends and U.S.
      holidays, the values of some of the Fund's foreign
      investments may change on days when investors cannot
      buy or redeem Fund shares.

      If, after the close of the principal market on which
      a security held by the Fund is traded, and before the
      time the Fund's securities are priced that day, an
      event occurs that the Manager deems likely to cause a
      material change in the value of such security, the
      Fund's Board of Trustees has authorized the Manager,
      subject to the Board's review, to ascertain a fair
      value for such security.  A security's valuation may
      differ depending on the method used for determining
      value.

The Offering Price. To receive the offering price for a
      particular day, in most cases the Distributor or its
      designated agent must receive your order by the time
      the Exchange closes that day. If your order is
      received on a day when the Exchange is closed or
      after it has closed, the order will receive the next
      offering price that is determined after your order is
      received.

Buying Through a Dealer. If you buy shares through a
      dealer, your dealer must receive the order by the
      close of the Exchange and transmit it to the
      Distributor so that it is received before the
      Distributor's close of business on a regular business
      day (normally 5:00 P.M.) to receive that day's
      offering price, unless your dealer has made
      alternative arrangements with the Distributor.
      Otherwise, the order will receive the next offering
      price that is determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers
investors five different classes of shares. The different
classes of shares represent investments in the same
portfolio of securities, but the classes are subject to
different expenses and will likely have different share
prices. When you buy shares, be sure to specify the class
of shares. If you do not choose a class, your investment
will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an
      initial sales charge (on investments up to $1 million
      for regular accounts or lesser amounts for certain
      retirement plans). The amount of that sales charge
      will vary depending on the amount you invest. The
      sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 6 years of buying them, you will
      normally pay a contingent deferred sales charge. That
      contingent deferred sales charge varies depending on
      how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 12 months of buying them, you will
      normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C
      Shares?" below.
------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only
      through certain retirement plans), you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 18 months of the retirement plan's
      first purchase of Class N shares, you may pay a
      contingent deferred sales charge of 1.0%, as
      described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain
      institutional investors that have special agreements
      with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide
that the Fund is an appropriate investment for you, the
decision as to which class of shares is best suited to your
needs depends on a number of factors that you should
discuss with your financial advisor. Some factors to
consider are how much you plan to invest and how long you
plan to hold your investment. If your goals and objectives
change over time and you plan to purchase additional
shares, you should re-evaluate those factors to see if you
should consider another class of shares. The Fund's
operating costs that apply to a class of shares and the
effect of the different types of sales charges on your
investment will vary your investment results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's
financial considerations are different. The discussion
below assumes that you will purchase only one class of
shares and not a combination of shares of different
classes. Of course, these examples are based on
approximations of the effects of current sales charges and
expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

How Long Do You Expect to Hold Your Investment? While
      future financial needs cannot be predicted with
      certainty, knowing how long you expect to hold your
      investment will assist you in selecting the
      appropriate class of shares. Because of the effect of
      class-based expenses, your choice will also depend on
      how much you plan to invest. For example, the reduced
      sales charges available for larger purchases of Class
      A shares may, over time, offset the effect of paying
      an initial sales charge on your investment, compared
      to the effect over time of higher class-based
      expenses on shares of Class B, Class C or Class N.
      For retirement plans that qualify to purchase Class N
      shares, Class N shares will generally be more
      advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is
      meant to be a long-term investment, if you have a
      relatively short-term investment horizon (that is,
      you plan to hold your shares for not more than six
      years), you should probably consider purchasing Class
      A, or Class C shares rather than Class B shares. That
      is because of the effect of the Class B contingent
      deferred sales charge if you redeem within six years,
      as well as the effect of the Class B asset-based
      sales charge on the investment return for that class
      in the short-term. Class C shares might be the
      appropriate choice (especially for investments of
      less than $100,000), because there is no initial
      sales charge on Class C shares, and the contingent
      deferred sales charge does not apply to amounts you
      sell after holding them one year.

      However, if you plan to invest more than $100,000 for
      the shorter term, then as your investment horizon
      increases toward six years, Class C shares might not
      be as advantageous as Class A shares. That is because
      the annual asset-based sales charge on Class C shares
      will have a greater impact on your account over the
      longer term than the reduced front-end sales charge
      available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1
      million or more, in most cases Class A shares will be
      the most advantageous choice, no matter how long you
      intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders
      of $500,000 or more of Class B shares or $1 million
      or more of Class C shares from a single investor.

o     Investing  for the Longer Term.  If you are  investing
      less than  $100,000 for the  longer-term,  for example
      for  retirement,  and do not expect to need  access to
      your  money  for seven  years or more,  Class B shares
      may be appropriate.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally, the dividends payable to Class B, Class
      C and Class N shareholders will be reduced by the
      additional expenses borne by those classes that are
      not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge
      described below and in the Statement of Additional
      Information. Share certificates are only available
      for Class A shares. If you are considering using your
      shares as collateral for a loan, that may be a factor
      to consider.

How Do Share Classes Affect Payments to Your Broker? A
      financial advisor may receive different compensation
      for selling one class of shares than for selling
      another class. It is important to remember that Class
      B, Class C and Class N contingent deferred sales
      charges and asset-based sales charges have the same
      purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for
      concessions and expenses it pays to dealers and
      financial institutions for selling shares. The
      Distributor may pay additional compensation from its
      own resources to securities dealers or financial
      institutions based upon the value of shares of the
      Fund owned by the dealer or financial institution for
      its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B
to the Statement of Additional Information details the
conditions for the waiver of sales charges that apply in
certain cases, and the special sales charge rates that
apply to purchases of shares of the Fund by certain groups,
or under specified retirement plan arrangements or in other
special types of transactions. To receive a waiver or
special sales charge rate, you must advise the Distributor
when purchasing shares or the Transfer Agent when redeeming
shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at
their offering price, which is normally net asset value
plus an initial sales charge. However, in some cases,
described below, purchases are not subject to an initial
sales charge, and the offering price will be the net asset
value. In other cases, reduced sales charges may be
available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your
account.

      The sales charge varies depending on the amount of
your purchase. A portion of the sales charge may be
retained by the Distributor or allocated to your dealer as
a concession. The Distributor reserves the right to reallow
the entire concession to dealers. The current sales charge
rates and concessions paid to dealers and brokers are as
follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible
      to buy Class A shares at reduced sales charge rates
      under the Fund's "Right of Accumulation" or a Letter
      of Intent, as described in "Reduced Sales Charges" in
      the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no
      initial sales charge on purchases of Class A shares
      of any one or more of the Oppenheimer funds
      aggregating $1 million or more, or for certain
      purchases by particular types of retirement plans
      that were permitted to purchase such shares prior to
      March 1, 2001 ("grandfathered retirement accounts").
      Qualified retirement plans (other than single 401(k)
      plans, SEP and SIMPLE plans) are not permitted to
      make initial purchases of Class A shares subject to a
      contingent deferred sales charge. The Distributor
      pays dealers of record concessions in an amount equal
      to 1.0% of purchases of $1 million or more other than
      by grandfathered retirement accounts. For
      grandfathered retirement accounts, the concession is
      0.75% of the first $2.5 million of purchases plus
      0.25% of purchases in excess of $2.5 million. In
      either case, the concession will not be paid on
      purchases of shares by exchange or that were
      previously subject to a front-end sales charge and
      dealer concession.

      If you redeem any of those shares within an 18-month
      "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent
      deferred sales charge (called the "Class A contingent
      deferred sales charge") may be deducted from the
      redemption proceeds. That sales charge will be equal
      to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares
      at the time of redemption (excluding shares purchased
      by reinvestment of dividends or capital gain
      distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not
      exceed the aggregate amount of the concessions the
      Distributor paid to your dealer on all purchases of
      Class A shares of all Oppenheimer funds you made that
      were subject to the Class A contingent deferred sales
      charge.

Purchases by Certain Retirement Plans. There is no initial
      sales charge on purchases of Class A shares of any
      one or more Oppenheimer funds by retirement plans
      that have $10 million or more in plan assets and that
      have entered into a special agreement with the
      Distributor and by retirement plans which are part of
      a retirement plan product or platform offered by
      certain banks, broker-dealers, financial advisors,
      insurance companies or recordkeepers which have
      entered into a special agreement with the
      Distributor. The Distributor currently pays dealers
      of record concessions in an amount equal to 0.25% of
      the purchase price of Class A shares by those
      retirement plans from its own resources at the time
      of sale, subject to certain exceptions as described
      in the Statement of Additional Information. There is
      no contingent deferred sales charge upon the
      redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at
net asset value per share without an initial sales charge.
However, if Class B shares are redeemed within six years
from the beginning of the calendar month of their purchase,
a contingent deferred sales charge will be deducted from
the redemption proceeds. The Class B contingent deferred
sales charge is paid to compensate the Distributor for its
expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge
will depend on the number of years since you invested and
the dollar amount being redeemed, according to the
following schedule for the Class B contingent deferred
sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table,  a "year" is a 12-month  period.  In  applying the  contingent  deferred  sales  charge,  all purchases are considered to have been made on the first  regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares
      automatically convert to Class A shares 72 months
      after you purchase them. This conversion feature
      relieves Class B shareholders of the asset-based
      sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described
      below. The conversion is based on the relative net
      asset value of the two classes, and no sales load or
      other charge is imposed. When any Class B shares that
      you hold convert, any other Class B shares that were
      acquired by reinvesting dividends and distributions
      on the converted shares will also convert to Class A
      shares. For further information on the conversion
      feature and its tax implications, see "Class B
      Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at
net asset value per share without an initial sales charge.
However, if Class C shares are redeemed within a holding
period of 12 months from the beginning of the calendar
month of their purchase, a contingent deferred sales charge
of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to
compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection
with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered
for sale to retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of
one or more Oppenheimer funds or to group retirement plans
(which do not include IRAs and 403(b) plans) that have
assets of $500,000 or more or 100 or more eligible
participants. See "Availability of Class N shares" in the
Statement of Additional Information for other circumstances
where Class N shares are available for purchase.

      Class N shares are sold at net asset value without an
initial sales charge.  A contingent deferred sales charge
of 1.0% will be imposed upon the redemption of Class N
shares, if:
o     The group retirement plan is terminated or Class N
      shares of all Oppenheimer funds are terminated as an
      investment option of the plan and Class N shares are
      redeemed within 18 months after the plan's first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares
      are redeemed within 18 months of the plan's first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose
charges on plan participant accounts. The procedures for
buying, selling, exchanging and transferring the Fund's
other classes of shares (other than the time those orders
must be received by the Distributor or Transfer Agent in
Colorado) and the special account features applicable to
purchasers of those other classes of shares described
elsewhere in this Prospectus do not apply to Class N shares
offered through a group retirement plan. Instructions for
buying, selling, exchanging or transferring Class N shares
offered through a group retirement plan must be submitted
by the plan, not by plan participants for whose benefit the
shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net
asset value per share without a sales charge directly to
institutional investors that have special agreements with
the Distributor for this purpose. They may include
insurance companies, registered investment companies and
employee benefit plans. Individual investors cannot buy
Class Y shares directly.

      An institutional investor that buys Class Y shares
for its customers' accounts may impose charges on those
accounts. The procedures for buying, selling, exchanging
and transferring the Fund's other classes of shares (other
than the time those orders must be received by the
Distributor or Transfer Agent at their Colorado office) and
the special account features available to investors buying
those other classes of shares do not apply to Class Y
shares. Instructions for buying, selling, exchanging or
transferring Class Y shares must be submitted by the
institutional investor, not by its customers for whose
benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a
      Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for
      services provided to accounts that hold Class A
      shares. Reimbursement is made quarterly at an annual
      rate of up to 0.25% of the average annual net assets
      of Class A shares of the Fund. The Distributor
      currently uses all of those fees to pay dealers,
      brokers, banks and other financial institutions
      quarterly for providing personal service and
      maintenance of accounts of their customers that hold
      Class A shares. With respect to Class A shares
      subject to a Class A contingent deferred sales charge
      purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in
      advance for the first year after the shares are sold
      by the dealer.  During the first year the shares are
      sold to grandfathered retirement accounts, the
      Distributor retains the service fee. After the shares
      have been held by grandfathered retirement accounts
      for a year, the Distributor pays the service fee to
      dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and
      Class N Shares. The Fund has adopted Distribution and
      Service Plans for Class B, Class C and Class N shares
      to pay the Distributor for its services and costs in
      distributing Class B, Class C and Class N shares and
      servicing accounts. Under the plans, the Fund pays
      the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on
      Class N shares. The Distributor also receives a
      service fee of 0.25% per year under the Class B,
      Class C  and Class N plans.

      The asset-based sales charge and service fees
      increase Class B and Class C expenses by 1.0% and
      increase Class N expenses by 0.50% of the net assets
      per year of the respective class. Because these fees
      are paid out of the Fund's assets on an on-going
      basis, over time these fees will increase the cost of
      your investment and may cost you more than other
      types of sales charges.

      The Distributor uses the service fees to compensate
      dealers for providing personal services for accounts
      that hold Class B, Class C or Class N shares. The
      Distributor normally pays the 0.25% service fees to
      dealers in advance for the first year after the
      shares are sold by the dealer. After the shares have
      been held for a year, the Distributor pays the
      service fees to dealers on a quarterly basis. The
      Distributor retains the service fees for accounts for
      which it renders the required personal services.

      The Distributor currently pays a sales concession of
      3.75% of the purchase price of Class B shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class B shares is therefore 4.00% of
      the purchase price. The Distributor normally retains
      the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class C shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class C shares is therefore 1.0% of
      the purchase price. The Distributor pays the
      asset-based sales charge as an ongoing concession to
      the dealer on Class C shares that have been
      outstanding for a year or more. The Distributor
      normally retains the asset-based sales charge on
      Class C shares during the first year after shares are
      sold.  See the Statement of Additional Information
      for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class N shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class N shares is therefore 1.0% of
      the purchase price. The Distributor normally retains
      the asset-based sales charge on Class N shares. See
      the Statement of Additional Information for
      exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link
your Fund account with an account at a U.S. bank or other
financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by
      telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or
      transmit dividends and distributions directly to your
      bank account. Please call the Transfer Agent for more
      information.

      You may purchase shares by telephone only after your
account has been established. To purchase shares in amounts
up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be
debited from your bank account.

      AccountLink privileges should be requested on your
Application or your dealer's settlement instructions if you
buy your shares through a dealer. After your account is
established, you can request AccountLink privileges by
sending signature-guaranteed instructions and proper
documentation to the Transfer Agent. AccountLink privileges
will apply to each shareholder listed in the registration
on your account as well as to your dealer representative of
record unless and until the Transfer Agent receives written
instructions terminating or changing those privileges.
After you establish AccountLink for your account, any
change of bank account information must be made by
signature-guaranteed instructions to the Transfer Agent
signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. PhoneLink may be used on
already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.

Purchasing Shares. You may purchase shares in amounts up to
      $100,000 by phone, by calling 1.800.225.5677. You
      must have established AccountLink privileges to link
      your bank account with the Fund to pay for these
      purchases.
Exchanging Shares. With the OppenheimerFunds Exchange
      Privilege, described below, you can exchange shares
      automatically by phone from your Fund account to
      another OppenheimerFunds account you have already
      established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone
      automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may
be handled this way. Transaction requests submitted by fax
are subject to the same rules and restrictions as written
and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain
information about the Fund, as well as your account
balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed
------------------------
in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website. To perform account transactions or
obtain account information online, you must first obtain a
user I.D. and password on that website. If you do not want
to have Internet account transaction capability for your
account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its
transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has
several plans that enable you to sell shares automatically
or exchange them to another OppenheimerFunds account on a
regular basis. Please call the Transfer Agent or consult
the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your
Class A or Class B shares of the Fund, you have up to six
months to reinvest all or part of the redemption proceeds
in Class A shares of the Fund or other Oppenheimer funds
without paying a sales charge. This privilege applies only
to Class A shares that you purchased subject to an initial
sales charge and to Class A or Class B shares on which you
paid a contingent deferred sales charge when you redeemed
them. This privilege does not apply to Class C, Class N or
Class Y shares. You must be sure to ask the Distributor for
this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your
retirement plan account. If you participate in a plan
sponsored by your employer, the plan trustee or
administrator must buy the shares for your plan account.
The Distributor also offers a number of different
retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs). These include
      regular IRAs, Roth IRAs, SIMPLE IRAs and rollover
      IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs
      for small business owners or self-employed
      individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such
      as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for
      businesses.
Pension and Profit-Sharing Plans. These plans are designed
      for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds
retirement plan documents, which include applications and
important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any
regular business day. Your shares will be sold at the next
net asset value calculated after your order is received in
proper form (which means that it must comply with the
procedures described below) and is accepted by the Transfer
Agent. The Fund lets you sell your shares by writing a
letter or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If
you have questions about any of these procedures, and
especially if you are redeeming shares in a special
situation, such as due to the death of the owner or from a
retirement plan account, please call the Transfer Agent
first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect
      you and the Fund from fraud, the following redemption
      requests must be in writing and must include a
      signature guarantee (although there may be other
      situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a
      check
   o  The redemption check is not payable to all
      shareholders listed on the account statement
   o  The redemption check is not sent to the address of
      record on your account statement
   o  Shares are being transferred to a Fund account with a
      different owner or name
   o  Shares are being redeemed by someone (such as an
      Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer
      Agent will accept a guarantee of your signature by a
      number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,
      municipal securities or government securities, or
o     a U.S. national securities exchange, a registered
      securities association or a clearing agency.
      If you are signing on behalf of a corporation,
      partnership or other business or as a fiduciary, you
      must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to
      sell shares in an OppenheimerFunds retirement plan
      account. Call the Transfer Agent for a distribution
      request form. Special income tax withholding
      requirements apply to distributions from retirement
      plans. You must submit a withholding form with your
      redemption request to avoid delay in getting your
      money and if you do not want tax withheld. If your
      employer holds your retirement plan account for you
      in the name of the plan, you must ask the plan
      trustee or administrator to request the sale of the
      Fund shares in your plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of
instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as
      the account is registered, and
   o  Any special documents requested by the Transfer Agent
      to assure proper authorization of the person asking
      to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer
representative of record may also sell your shares by
telephone. To receive the redemption price calculated on a
particular regular business day, your call must be received
by the Transfer Agent by the close of the Exchange that
day, which is normally 4:00 P.M., but may be earlier on
some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share
certificate by telephone.

   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent
to the address on the account statement, or, if you have
linked your Fund account to your bank account on
AccountLink, you may have the proceeds sent to that bank
account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be
      redeemed by telephone in any seven-day period. The
      check must be payable to all owners of record of the
      shares and must be sent to the address on the account
      statement. This service is not available within 30
      days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no
      dollar limits on telephone redemption proceeds sent
      to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank
      is initiated on the business day after the
      redemption. You do not receive dividends on the
      proceeds of the shares you redeemed while they are
      waiting to be transferred.

CAN YOU SELL SHARES  THROUGH  your DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.
If you purchase shares subject to a Class A, Class B, Class
C or Class N contingent deferred sales charge and redeem
any of those shares during the applicable holding period
for the class of shares, the contingent deferred sales
charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge
based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you
place your redemption request.)

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
o     shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
      described   in   Appendix  B  to  the   Statement   of
      Additional Information.
      To determine whether a contingent deferred sales
charge applies to a redemption, the Fund redeems shares in
the following order:
   1. shares acquired by reinvestment of dividends and
      capital gains distributions,
   2. shares held for the holding period that applies to
      the class, and
   3. shares held the longest during the holding period.
      Contingent deferred sales charges are not charged
when you exchange shares of the Fund for shares of other
Oppenheimer funds. However, if you exchange them within the
applicable contingent deferred sales charge holding period,
the holding period will carry over to the fund whose shares
you acquire. Similarly, if you acquire shares of this Fund
by exchanging shares of another Oppenheimer fund that are
still subject to a contingent deferred sales charge holding
period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time
of exchange, without sales charge. Shares of the Fund can
be purchased by exchange of shares of other Oppenheimer
funds on the same basis. To exchange shares, you must meet
several conditions:
   o  Shares of the fund selected for exchange must be
      available for sale in your state of residence.
   o  The prospectuses of both funds must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      your account for at least seven days before you can
      exchange them. After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for
      the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and
      read its prospectus.
      Shares of a particular class of the Fund may be
exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A
shares of this Fund only for Class A shares of another
fund. In some cases, sales charges may be imposed on
exchange transactions. For tax purposes, exchanges of
shares involve a sale of the shares of the fund you own and
a purchase of the shares of the other fund, which may
result in a capital gain or loss. Please refer to "How to
Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service
representative at 1.800.225.5677. That list can change from
time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be
requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account. Send it to the Transfer Agent at the address
      on the back cover. Exchanges of shares held under
      certificates cannot be processed unless the Transfer
      Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative  or by using  PhoneLink  for  automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain
exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from
      the other fund in the exchange transaction on the
      same regular business day on which the Transfer Agent
      receives an exchange request that conforms to the
      policies described above. It must be received by the
      close of the Exchange that day, which is normally
      4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders
      and its ability to manage its investments may be
      adversely affected when its shares are repeatedly
      bought and sold in response to short-term market
      fluctuations--also known as "market timing." When
      large dollar amounts are involved, the Fund may have
      difficulty implementing long-term investment
      strategies, because it cannot predict how much cash
      it will have to invest. Market timing also may force
      the Fund to sell portfolio securities at
      disadvantageous times to raise the cash needed to buy
      a market timer's Fund shares. These factors may hurt
      the Fund's performance and its shareholders. When the
      Manager believes frequent trading would have a
      disruptive effect on the Fund's ability to manage its
      investments, the Manager and the Fund may reject
      purchase orders and exchanges into the Fund by any
      person, group or account that the Manager believes to
      be a market timer. All accounts under common
      ownership or control within the Oppenheimer funds
      complex may be counted together for purposes of
      determining market timing with respect to any
      exchange involving this Fund.
   o  The Fund may amend, suspend or terminate the exchange
      privilege at any time. The Fund may refuse any
      exchange order and is currently not obligated to
      provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares
      you request because of a restriction cited above,
      only the shares eligible for exchange will be
      exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures
for buying, selling and exchanging shares is contained in
the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less
      than $500. The fee is automatically deducted from
      accounts annually on or about the second to last
      business day of September. See the Statement of
      Additional Information, or existing shareholders may
      visit the OppenheimerFunds website, to learn how you
      can avoid this fee and for circumstances when this
      fee will not be assessed.
The offering of shares may be suspended during any period
      in which the determination of net asset value is
      suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board of Trustees
      believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions
      or exchanges may be modified, suspended or terminated
      by the Fund at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law. If an account has more than one owner, the Fund
      and the Transfer Agent may rely on the instructions
      of any one owner. Telephone privileges apply to each
      owner of the account and the dealer representative of
      record for the account unless the Transfer Agent
      receives cancellation instructions from an owner of
      the account.
The Transfer Agent will record any telephone calls to
      verify data concerning transactions and has adopted
      other procedures to confirm that telephone
      instructions are genuine, by requiring callers to
      provide tax identification numbers and other account
      data or by using PINs, and by confirming such
      transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses
      arising out of telephone instructions reasonably
      believed to be genuine.
Redemption or transfer requests will not be honored until
      the Transfer Agent receives all required documents in
      proper form. From time to time, the Transfer Agent in
      its discretion may waive certain of the requirements
      for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients
      by participating in NETWORKING through the National
      Securities Clearing Corporation are responsible for
      obtaining their clients' permission to perform those
      transactions, and are responsible to their clients
      who are shareholders of the Fund if the dealer
      performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day
      because the value of the securities in the Fund's
      portfolio fluctuates. The redemption price, which is
      the net asset value per share, will normally differ
      for each class of shares. The redemption value of
      your shares may be more or less than their original
      cost.
Payment for redeemed shares ordinarily is made in cash. It
      is forwarded by check, or through AccountLink within
      seven days after the Transfer Agent receives
      redemption instructions in proper form. However,
      under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be
      delayed or suspended. For accounts registered in the
      name of a broker-dealer, payment will normally be
      forwarded within three business days after
      redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary redemptions of small accounts may be made by
      the Fund if the account value has fallen below $500
      for reasons other than the fact that the market value
      of shares has dropped. In some cases, involuntary
      redemptions may be made to repay the Distributor for
      losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual
      circumstances (such as a lack of liquidity in the
      Fund's portfolio to meet redemptions). This means
      that the redemption proceeds will be paid with liquid
      securities from the Fund's portfolio.
Federal regulations may require the Fund to obtain your
      name, your date of birth (for a natural person), your
      residential street address or principal place of
      business and your Social Security number, Employer
      Identification Number or other government issued
      identification when you open an account. Additional
      information may be required in certain circumstances
      or to open corporate accounts.  The Fund or the
      Transfer Agent may use this information to attempt to
      verify your identity.  The Fund may not be able to
      establish an account if the necessary information is
      not received.  The Fund may also place limits on
      account transactions while it is in the process of
      attempting to verify your identity.  Additionally, if
      the Fund is unable to verify your identity after your
      account is established, the Fund may be required to
      redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied
      against taxable dividends, distributions and
      redemption proceeds (including exchanges) if you fail
      to furnish the Fund your correct, certified Social
      Security or Employer Identification Number when you
      sign your application, or if you under-report your
      income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to
      households, the Fund will mail only one copy of each
      prospectus, annual and semi-annual report and annual
      notice of the Fund's privacy policy to shareholders
      having the same last name and address on the Fund's
      records. The consolidation of these mailings, called
      householding, benefits the Fund through reduced
      mailing expense.

      If you want to receive multiple copies of these
      materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses,
      reports and privacy notices will be sent to you
      commencing within 30 days after the Transfer Agent
      receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares  from net  investment  income on an annual basis and to pay them to  shareholders in December on a date  selected  by the Board of  Trustees.  Dividends  and distributions  paid to  Class  A and  Class  Y  shares  will generally be higher than  dividends for Class B, Class C and
Class N shares,  which  normally  have higher  expenses than
Class A and  Class Y. The  Fund has no fixed  dividend  rate and  cannot  guarantee  that it will  pay any  dividends  or distributions.

Capital Gains. The Fund may realize capital gains on the
sale of portfolio securities. If it does, it may make
distributions out of any net short-term or long-term
capital gains in December of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When
you open your account, specify on your application how you
want to receive your dividends and distributions. You have
four options:

Reinvest All Distributions in the Fund. You can elect to
      reinvest all dividends and capital gains
      distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to
      reinvest some distributions (dividends, short-term
      capital gains or long-term capital gains
      distributions) in the Fund while receiving the other
      types of distributions by check or having them sent
      to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive
      a check for all dividends and capital gains
      distributions or have them sent to your bank through
      AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds
      Account. You can reinvest all distributions in the
      same class of shares of another OppenheimerFunds
      account you have established.

TAXES. If your shares are not held in a tax-deferred
retirement account, you should be aware of the following
tax implications of investing in the Fund. Distributions
are subject to federal income tax and may be subject to
state or local taxes. Dividends paid from short-term
capital gains and net investment income are taxable as
ordinary income. Long-term capital gains are taxable as
long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares.
Whether you reinvest your distributions in additional
shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a
statement showing the amount of any taxable distribution
you received in the previous year. Any long-term capital
gains will be separately identified in the tax information
the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution." If you buy shares on or just
      before the ex-dividend date, or just before the Fund
      declares a capital gains distribution, you will pay
      the full price for the shares and then receive a
      portion of the price back as a taxable dividend or
      capital gain.
Remember, There May be Taxes on Transactions. Because the
      Fund's share prices fluctuate, you may have a capital
      gain or loss when you sell or exchange your shares. A
      capital gain or loss is the difference between the
      price you paid for the shares and the price you
      received when you sold them. Any capital gain is
      subject to capital gains tax.
Returns of Capital Can Occur. In certain cases,
      distributions made by the Fund may be considered a
      non-taxable return of capital to shareholders. If
      that occurs, it will be identified in notices to
      shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance since
inception. Certain information reflects financial results
for a single Fund share. The total returns in the table
represent the rate that an investor would have earned (or
lost) on an investment in the Fund (assuming reinvestment
of all dividends and distributions). This information has
been audited by Deloitte & Touche LLP, the Fund's
independent auditors, whose report, along with the Fund's
financial statements, is included in the Statement of
Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A        Year Ended July 31,                                2003         2002       2001 1
----------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                             $9.28       $10.47       $10.00
----------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                      (.01)        (.04)          -- 2
 Net realized and unrealized gain (loss)                           1.43        (1.15)         .48
                                                                 -----------------------------------
 Total from investment operations                                  1.42        (1.19)         .48
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --           --         (.01)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.70        $9.28       $10.47
                                                                 ===================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                               15.30%      (11.37)%       4.76%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $501,277     $300,244     $119,194
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $362,221     $248,681     $ 48,406
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                              (0.02)%      (0.36)%      (0.11)%
 Expenses, gross                                                   1.23%        1.30%        1.33%
 Expenses, net                                                     1.23% 5      1.30% 5,6    1.33% 5
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%         165%          92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

36  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

 Class B        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.15          $10.40           $10.00
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                               (.07)           (.06)            (.03)
 Net realized and unrealized gain (loss)                           1.39           (1.19)             .43
                                                                 ------------------------------------------
 Total from investment operations                                  1.32           (1.25)             .40
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.47           $9.15           $10.40
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               14.43%         (12.02)%           4.00%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $237,002        $167,906          $51,412
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $187,066        $117,801          $17,362
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.85)%         (1.11)%          (0.99)%
 Expenses, gross                                                   2.12%           2.05%            2.15%
 Expenses, net                                                     2.07% 4,5       2.05% 4,6        2.15% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of transfer agent fees.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

37  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                             $9.15          $10.40           $10.00
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                               (.06)           (.06)            (.03)
 Net realized and unrealized gain (loss)                           1.39           (1.19)             .43
                                                                 ------------------------------------------
 Total from investment operations                                  1.33           (1.25)             .40
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.48           $9.15           $10.40
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               14.54%         (12.02)%           4.00%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $198,180        $141,434          $43,613
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $159,105        $ 97,899          $16,456
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.73)%         (1.11)%          (0.98)%
 Expenses, gross                                                   1.95%           2.05%            2.15%
 Expenses, net                                                     1.95% 4         2.05% 4,5        2.15% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

38  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

 Class N        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.23          $10.45          $  9.84
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                               (.03)           (.03)            (.01)
 Net realized and unrealized gain (loss)                           1.42           (1.19)             .62
                                                                 ------------------------------------------
 Total from investment operations                                  1.39           (1.22)             .61
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.62           $9.23           $10.45
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               15.06%         (11.67)%           6.20%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                       $13,369          $5,158               $8
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $ 8,524          $2,026               $3
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.30)%         (0.67)%          (0.64)%
 Expenses, gross                                                   1.49%           1.58%            1.57%
 Expenses, net                                                     1.49% 4         1.58% 4,5        1.57% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

39  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.31          $10.48          $ 10.00
-----------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                       .02            (.03)             .02
 Net realized and unrealized gain (loss)                           1.46           (1.14)             .47
                                                                 ------------------------------------------
 Total from investment operations                                  1.48           (1.17)             .49
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --             (.01)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.79           $9.31           $10.48
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               15.90%         (11.16)%           4.94%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $4,428          $2,696               $1
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $3,102          $1,953               $1
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                      0.44%          (0.07)%           0.35%
 Expenses, gross                                                   0.77%           1.04%          168.30% 4
 Expenses, net                                                     0.77% 5         1.00% 5,6        1.01% 5
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

40  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

41  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                Appendix to Prospectus of
          Oppenheimer Main Street Opportunity Fund

      Graphic material included in the Prospectus of
Oppenheimer Main Street Opportunity Fund under the heading
"Average Annual Total Returns (Class A)(as of 12/31 each
year)":

      A bar chart will be included in the Prospectus of
Oppenheimer Main Street Opportunity Fund (the "Fund")
depicting the annual total returns of a hypothetical
investment in Class A shares of the Fund for the most
recent calendar year, without deducting sales charges. Set
forth below is the relevant data point that will appear in
the bar chart:

Calendar                Annual
Year Ended              Total Returns

12/31/01                  16.14%
12/31/02                 -16.04%

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Opportunity(R)
The following additional information about the Fund is
available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes
additional information about the Fund's investment
policies, risks, and operations. It is incorporated by
reference into this Prospectus (which means it is legally
part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information
about the Fund's investments and performance is available
in the Fund's Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of
market conditions and investment strategies that
significantly affected the Fund's performance during its
last fiscal year.

How to Get More Information
You can request the Statement of Additional Information,
the Annual and Semi-Annual Reports, the notice explaining
the Fund's privacy policy and other information about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              down-load documents on the OppenheimerFunds
                              website: WWW.OPPENHEIMERFUNDS.COM
                                       ------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of
Additional Information can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room may be
obtained by calling the SEC at 1.202.942.8090.  Reports and
other information about the Fund are available on the EDGAR
database on the SEC's Internet website at WWW.SEC.GOV.
                                          -----------
Copies may be obtained after payment of a duplicating fee
by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about
the Fund or to make any representations about the Fund
other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Fund, nor
a solicitation of an offer to buy shares of the Fund, to
any person in any state or other jurisdiction where it is
unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]
OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-10001
PR0731.001.0903
Printed on recycled paper

SAI SUPPLEMENT

                   OPPENHEIMER MAIN STREET
                     OPPORUTNITY FUND(R)
         Supplement dated September 24, 2003 to the
Statement of Additional Information dated September 24, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

1.    On December 31, 2003,  Charles Albers will retire from
         OppenheimerFunds,   Inc.  Effective  September  30,
         2003 and  lasting  until the end of the  year,  Mr.
         Albers will retain an  advisory  role with  respect
         to Oppenheimer Main Street Fund.

2.    Until   September   30,  2003,   the  section   titled
         "Directors  and  Officers of the Fund" will read as
         follows:

         Mr.  Albers is added to the first  sentence  of the
         fourth  paragraph  on  page  24 and  to  the  first
         sentence of the first paragraph on page 30.

         The  biography  of Charles  Albers is added on page
         31:

         -----------------------------------------------------------------------
                                  Officers of the Fund
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Name, Position(s)
         Held with Fund,
         Length of Service,     Principal Occupation(s) During Past 5 Years
         Age
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Charles Albers,     Senior Vice President (since April 1998) of the
         Vice President and  Manager; a Certified Financial Analyst; an
         Portfolio Manager   officer of 6 portfolios in the OppenheimerFunds
         since 2000          complex; formerly a Vice President and portfolio
         Age:  62            manager for Guardian Investor Services, the
                             investment management subsidiary of The Guardian
                             Life Insurance Company (1972 - April 1998).
         -----------------------------------------------------------------------

September 24, 2003                                                 PX731006

SAI

Oppenheimer Main Street Opportunity Fund(R)

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 24, 2003

      This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated September 24, 2003. It should be read
together with the Prospectus, which may be obtained by
writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above, or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund

Additional  Information About the Fund's Investment Policies

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional  Information About the Fund's Investment Policies
and Risks

The investment objective, the principal investment policies
and the main risks of the Fund are described in the
Prospectus.  This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc., can select for
the Fund.  Additional information is also provided about
the strategies that the Fund can use to try to achieve its
objective.

The Fund's Investment Policies.  The composition of the
Fund's portfolio and the techniques and strategies that the
Fund's Manager can use in selecting portfolio securities
will vary over time.  The Fund is not required to use any
of the investment techniques and strategies described below
at all times in seeking its goal.  It can use some of the
special investment techniques and strategies at some times
or not at all.

      |X| Investments in Equity Securities.  The Fund does
not limit its investments in equity securities to issuers
having a market capitalization of a specified size or
range, and therefore can invest in securities of small-,
mid- and large-capitalization issuers.  At times, the Fund
can focus its equity investments in securities of one or
more capitalization ranges, based upon the Manager's
judgment of where the best market opportunities are to seek
the Fund's objective.  At times, the market may favor or
disfavor securities of issuers of a particular
capitalization range.  Securities of small capitalization
issuers may be subject to greater price volatility in
general than securities of larger companies.  Therefore, if
the Fund is focusing on or has substantial investments in
smaller capitalization companies at times of market
volatility, the Fund's share price may fluctuate more than
that of funds focusing on larger capitalization issuers.

      |_|         Over-the-Counter Securities. Securities
of small capitalization issuers may be traded on securities
exchanges or in the over-the-counter market.  The
over-the-counter markets, both in the U.S. and abroad, may
have less liquidity than securities exchanges.  That can
affect the price the Fund is able to obtain when it wants
to sell a security.

      Small-cap growth companies may offer greater
opportunities for capital appreciation than securities of
large, more established companies.  However, these
securities also involve greater risks than securities of
larger companies.  Securities of small capitalization
issuers may be subject to greater price volatility in
general than securities of large-cap and mid-cap
companies.  Therefore, to the degree that the Fund has
investments in smaller capitalization companies at times of
market volatility, the Fund's share price may fluctuate
more.  As noted below, the Fund limits its investments in
unseasoned small cap issuers.

      |_| ?Rights and Warrants.  The Fund can invest up to
10% of its total assets in warrants or rights, although the
Fund does not currently intend to invest more than 5% of
its total assets in warrants or rights.  Warrants basically
are options to purchase equity securities at specific
prices valid for a specific period of time.  Their prices
do not necessarily move parallel to the prices of the
underlying securities.  Rights are similar to warrants, but
normally have a short duration and are distributed directly
by the issuer to its shareholders.  Rights and warrants
have no voting rights, receive no dividends and have no
rights with respect to the assets of the issuer.

      |_|   Convertible Securities.  Convertible securities
are preferred stocks or debt securities that are
convertible into an issuer's common stock.  Convertible
securities rank senior to common stock in a corporation's
capital structure and therefore are subject to less risk
than common stock in case of the issuer's bankruptcy or
liquidation.

      The value of a convertible security is a function of
its "investment value" and its "conversion value."  If the
investment value exceeds the conversion value, the security
will behave more like a debt security, and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise.  If the conversion value
exceeds the investment value, the security will behave more
like an equity security.  In that case, it will likely sell
at a premium over its conversion value, and its price will
tend to fluctuate directly with the price of the underlying
security.

      While some convertible securities are a form of debt
security, in many cases their conversion feature (allowing
conversion into equity securities) caused them to be
regarded by the Manager more as "equity equivalents."  As a
result, the rating assigned to the security has less impact
on the Manager's investment decision than in the case of
non-convertible debt fixed-income securities.

      To determine whether convertible securities should be
regarded as "equity equivalents," the Manager examines the
following factors:
o     whether, at the option of the investor, the
      convertible security can be exchanged for a fixed
      number of shares of common stock of the issuer, and
o     the extent to which the convertible security may be a
      defensive "equity substitute," providing the ability
      to participate in any appreciation in the price of
      the issuer's common stock.

      |_| Preferred Stock.  Preferred stock, unlike common
stock, has a stated dividend rate payable from the
corporation's earnings.  Preferred stock dividends may be
cumulative or non-cumulative.  "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid before dividends can be paid on the
issuer's common stock. Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline.  Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemptions prior to maturity, which can
also have a negative impact on prices when interest rates
decline.  Preferred stock generally has a preference over
common stock on the distribution of a corporation's assets
in the event of liquidation of the corporation. The rights
of preferred stock on distribution of a corporation's
assets in the event of a liquidation are generally
subordinate to the rights associated with a corporation's
debt securities.

      |X|   Foreign Securities.  The Fund can purchase
equity and debt securities issued or guaranteed by foreign
companies or foreign governments or their agencies.
"Foreign securities" include equity and debt securities of
companies organized under the laws of countries other than
the United States and debt securities of foreign
governments.  They may be traded on foreign securities
exchanges or in the foreign over-the-counter markets.
      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations.  That is
because they are not subject to many of the special
considerations and risks, discussed below, that apply to
foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers.  They include the opportunity to
invest in foreign issuers that appear to offer growth
potential, or in foreign countries with economic policies
or business cycles different from those of the U.S., or to
reduce fluctuations in portfolio value by taking advantage
of foreign stock markets that do not move in a manner
parallel to U.S. markets.  The Fund will hold foreign
currency only in connection with the purchase or sale of
foreign securities.

         |_|      Risks of Foreign Investing.  Investments
in foreign securities may offer special opportunities for
investing but also present special additional risks and
considerations not typically associated with investments in
domestic securities.  Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation  in value of  foreign  investments  due to
            changes in currency  rates or  currency  control
            regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing  and  financial
            reporting   standards   in   foreign   countries
            comparable  to  those   applicable  to  domestic
            issuers;
o     less  volume  on  foreign   exchanges   than  on  U.S.
            exchanges;
o     greater  volatility  and  less  liquidity  on  foreign
            markets than in the U.S.;
o     less  governmental   regulation  of  foreign  issuers,
            stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio
            transactions   or  loss  of   certificates   for
            portfolio securities;
o     possibilities  in  some  countries  of  expropriation,
            confiscatory taxation,  political,  financial or
            social   instability   or   adverse   diplomatic
            developments; and
o     unfavorable  differences  between the U.S. economy and
            foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

Passive Foreign Investment Companies.  The Fund may
purchase the securities of certain foreign investment
corporations called passive foreign investment companies
("PFICs"). Such entities have been the only or primary way
to invest in certain countries because some foreign
countries limit, or prohibit, all direct foreign investment
in the securities of companies domiciled therein. However,
the governments of some countries have authorized the
organization of investment funds to permit indirect foreign
investment in such securities. For tax purposes, these
funds also may be PFICs.

      The Fund is subject to certain percentage limitations
under the 1940 Act relating to the purchase of securities
of investment companies, and, consequently, the Fund may
have to subject any of its investment in other investment
companies, including PFICs, to the limitation that no more
than 10% of the value of the Fund's total assets may be
invested in such securities. In addition to bearing their
proportionate share of a fund's expenses (management fees
and operating expenses), shareholders will also indirectly
bear similar expenses of such entities. Like other foreign
securities, interests in PFICs also involve the risk of
foreign securities, as described above.

      |X|   Portfolio Turnover.  "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its previous fiscal year.  For example,
if a fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%.  The Fund's
portfolio turnover rate will fluctuate from year to year,
and the Fund can have a portfolio turnover rate of 100% or
more.

      Increased portfolio turnover creates higher brokerage
and transaction costs for the Fund, which may reduce its
overall performance.  Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies.  In seeking its
objective, the Fund can from time to time use the types of
investment strategies and investments described below.  It
is not required to use all of these strategies at all times
and at times may not use them.

      |X|   Investing in Small, Unseasoned Companies.  The
Fund can invest in securities of small, unseasoned
companies.  These are companies that have been in operation
for less than three years, including the operations of any
predecessors.  Securities of these companies may be subject
to volatility in their prices.  They may have a limited
trading market, which may adversely affect the Fund's
ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that
own a security issued by a small, unseasoned issuer for
which there is limited liquidity might trade the security
when the Fund is attempting to dispose of its holdings of
that security.  In that case the Fund might receive a lower
price for its holdings than might otherwise be obtained.
The Fund currently intends to invest no more than 5% of its
net assets in securities of small, unseasoned issuers.

      |X|   Repurchase Agreements.  The Fund can acquire
securities subject to repurchase agreements.  It may do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date.  The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase.  Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement having a
maturity beyond seven days that causes more than 10% of its
net assets to exceed that limit.  There is no limit on the
amount of the Fund's net assets that may be subject to
repurchase agreements having maturities of seven days or
less.

      Repurchase agreements, considered "loans" under the
Investment Company Act of 1940 (the "Investment Company
Act"), are collateralized by the underlying security.  The
Fund's repurchase agreements require that at all times
while the repurchase agreement is in effect, the value of
the collateral must equal or exceed the repurchase price to
fully collateralize the repayment obligation. However, if
the vendor fails to pay the resale price on the delivery
date, the Fund may incur costs in disposing of the
collateral and may experience losses if there is any delay
in its ability to do so. The Manager will monitor the
vendor's creditworthiness to confirm that the vendor is
financially sound and will continuously monitor the
collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission (the "SEC"), the Fund,
along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or
more joint repurchase accounts.  These balances are
invested in one or more repurchase agreements, secured by
U.S. government securities.  Securities that are pledged as
collateral for repurchase agreements are held by a
custodian bank until the agreements mature.  Each joint
repurchase arrangement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal; however, in the event of default by the
other party to the agreement, retention or sale of the
collateral may be subject to legal proceedings.

      |X|   Illiquid and Restricted Securities.  Under the
policies and procedures established by the Fund's Board of
Trustees, the manager determines the liquidity of certain
of the Fund's investments.  To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered.  The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities.  When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it.  The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund can also acquire restricted securities
through private placements.  Those securities have
contractual restrictions on their public resale.  Those
restrictions might limit the Fund's ability to value or
dispose of the securities and might lower the amount the
Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus.  Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines.  Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors.  If
there is a lack of trading interest in a particular Rule
144A security, the Fund's holdings of that security may be
considered to be illiquid.  Illiquid securities include
repurchase agreements maturing in more than seven days.

Investment in Other Investment Companies. The Fund can also
invest in the securities of other investment companies,
which can include open-end funds, closed-end funds and unit
investment trusts, subject to the limits set forth in the
Investment Company Act that apply to those types of
investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities
directly.

      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The Fund
does not intend to invest in other investment companies
unless the Manager believes that the potential benefits of
the investment justify the payment of any premiums or sales
charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses.  The Fund does not anticipate
investing a substantial amount of its net assets in shares
of other investment companies.

      |X|   Loans of Portfolio Securities.  The Fund can
lend its portfolio securities to certain types of eligible
borrowers approved by the Board of Trustees. These loans
are limited to not more than 25% of the value of the Fund's
total assets.

      There are some risks in connection with securities
lending.  The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower
defaults.  The Fund must receive collateral for a loan.
Under current applicable regulatory requirements (which are
subject to change), on each business day the loan
collateral must be at least equal to the value of the
loaned securities.  It must consist of cash, bank letters
of credit, securities of the U.S. government or its
agencies or instrumentalities, or other cash equivalents in
which the Fund is permitted to invest.  To be acceptable as
collateral, letters of credit must obligate a bank to pay
amounts demanded by the Fund if the demand meets the terms
of the letter.  The terms of the letter of credit and the
issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities.
It also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, and (c)
interest on any short-term debt securities purchased with
such loan collateral.  Either type of interest may be
shared with the borrower.  The Fund can also pay reasonable
finder's, custodian bank and administrative fees in
connection with these loans.  The terms of the Fund's loans
must meet applicable tests under the Internal Revenue Code
and must permit the Fund to reacquire loaned securities on
five days' notice or in time to vote on any important
matter.

      |X|   Interfund Borrowing and Lending Arrangements.
Consistent with its fundamental policies and pursuant to an
exemptive order issued by the Securities and Exchange
Commission ("SEC"), the Fund may engage in borrowing and
lending activities with other funds in the OppenheimerFunds
complex. Borrowing money from affiliated funds may afford
the Fund the flexibility to use the most cost-effective
alternative to satisfy its borrowing requirements. Lending
money to an affiliated fund may allow the Fund to obtain a
higher rate of return than it could from interest rates on
alternative short-term investments.  Implementation of
interfund lending must be accomplished consistent with
applicable regulatory requirements, including the
provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from
affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms the Fund
could otherwise negotiate with a third party.  To assure
that the Fund will not be disadvantaged by borrowing from
an affiliated fund, certain safeguards are being
implemented.  Examples of these safeguards include the
following:
o     the Fund will not borrow money from affiliated funds
               unless the interest rate is more favorable
               than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be
               consistent with its investment objective and
               investment policies;
o     the loan rates will be the average of the overnight
               repurchase agreement rate available through
               the OppenheimerFunds joint repurchase
               agreement account and a pre-established
               formula based on quotations from independent
               banks to approximate the lowest interest
               rate at which bank loans would be available
               to the Fund;
o     if the Fund has outstanding borrowings from all
               sources greater than 10% of its total
               assets, then the Fund must secure each
               additional outstanding interfund loan by
               segregating liquid assets of the Fund as
               collateral;
o     the Fund cannot borrow from an affiliated fund in
               excess of 125% of its total redemptions for
               the preceding seven days;
o     each interfund loan may be repaid on any day by the
               Fund; and
o     the Trustees will be provided with a report of all
               interfund loans and the Trustees will
               monitor all such borrowings to ensure that
               the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a
loan called on one days' notice.  In that circumstance, the
Fund might have to borrow from a bank at a higher interest
cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not
be disadvantaged by making loans to affiliated funds,
certain safeguards are being implemented. Examples of these
safeguards include the following:

o     the Fund will not lend money to affiliated funds
               unless the interest rate on such loan is
               determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of
               15% of its net assets;
o     an interfund loan to any one affiliated fund shall
               not exceed 5% of the Fund's net assets;
o     an interfund loan may not be outstanding for more
               than seven days;
o     each interfund loan may be called on one business
               day's notice; and
o     the Manager will provide the Trustees reports on all
               interfund loans demonstrating that the
               Fund's participation is appropriate and that
               the loan is consistent with its investment
               objectives and policies.
      When the  Fund  lends  assets  to  another  affiliated
fund,  the Fund is  subject  to the risk that the  borrowing fund might fail to repay the loan.

      |X|   Derivatives.  The Fund can invest in a variety
of derivative investments for liquidity needs or for
hedging purposes.  Some derivative investments the Fund can
use are the hedging instruments described below in this
Statement of Additional Information.  However, the Fund
does not use, and does not currently contemplate using,
derivatives or hedging instruments to a significant degree.

      Other derivative investments the Fund can invest in
include "index-linked" notes. Principal and/or interest
payments on these notes depend on the performance of an
underlying index. Currency-indexed securities are another
derivative the Fund can use.  Typically these are
short-term or intermediate-term debt securities.  Their
value at maturity or the rates at which they pay income are
determined by the change in value of the U.S. dollar
against one or more foreign currencies or an index.  In
some cases, these securities may pay an amount at maturity
based on a multiple of the amount of the relative currency
movements.  This type of index security offers the
potential for increased income or principal payments but at
a greater risk of loss than a typical debt security of the
same maturity and credit quality.

      Other derivative investments the Fund can use include
debt exchangeable for common stock of an issuer or
"equity-linked debt securities" of an issuer.  At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity.  Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

      |X|   Hedging.  Although the Fund does not anticipate
the extensive use of hedging instruments, the Fund can use
them.  However, the Fund is not required to do so in
seeking its goal. The Fund may use hedging instruments to
attempt to protect against declines in the market value of
the Fund's portfolio, to permit the Fund to retain
unrealized gains in the value of portfolio securities which
have appreciated, or to facilitate selling securities for
investment reasons.  To do so, the Fund could:

      o  sell futures contracts,
      o  buy puts on such futures or on securities, or
      o  write covered calls on securities or futures.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities.  In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position.  The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market.  To do so
the Fund could:

      o  buy futures, or
      o  buy calls on such futures or on securities.

      If the Fund hedges with futures and/or options on
futures, it will be incidental to the Fund's activities in
the underlying cash market.  The particular hedging
instruments the Fund can use are described below.  The Fund
may employ new hedging instruments and strategies when they
are developed, if those investment methods are consistent
with the Fund's investment objective and are permissible
under applicable regulations governing the Fund.

         |_|      Futures.  The Fund can buy and sell
futures contracts that relate to (1) broadly-based stock
indices (these are referred to as "stock index futures"),
(2) securities indices (these are referred to as "financial
futures") and (3) foreign currencies (these are referred to
as "forward contracts").

      A stock index is used as the basis for trading stock
index futures.  In some cases these futures may be based on
stocks of issuers in a particular industry or group of
industries.  A stock index assigns relative values to the
common stocks included in the index and its value
fluctuates in response to the changes in value of the
underlying stocks.  A stock index cannot be purchased or
sold directly.  Financial futures are similar contracts
based on the future value of the basket of securities that
comprise the index.  These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction.  There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      No money is paid or received by the Fund on the
purchase or sale of a future.  Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions.  As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to the expiration of the future,
the Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund.  Any loss or gain on the
future is then realized by the Fund for tax purposes.  All
futures transactions, except forward contracts, are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.

         |_|      Put and Call Options.  The Fund can buy
and sell certain kinds of put options ("puts") and call
options ("calls").  The Fund can buy and sell
exchange-traded and over-the-counter put and call options,
including index options, securities options, currency
options, commodities options, and options on the other
types of futures described above.

         |_|      Writing Covered Call Options.  The Fund
can write (that is, sell) covered calls. If the Fund sells
a call option, it must be covered.  That means the Fund
must own the security subject to the call while the call is
outstanding, or, for certain types of calls, the call can
be covered by identifying liquid assets on the Fund's books
to enable the Fund to satisfy its obligations if the call
is exercised.  Up to 25% of the Fund's total assets can be
subject to calls the Fund writes.

      When the Fund writes a call on a security, it
receives cash (a premium).  The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months.  The exercise price may differ from the market
price of the underlying security.  The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives.  If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised.
In that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium).  If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised.  In that case the Fund would keep
the cash premium.

      The Fund's custodian bank, or a securities depository
acting for the custodian bank, will act as the Fund's
escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on
which the Fund has written calls traded on exchanges or as
to other acceptable escrow securities.  In that way, no
margin will be required for such transactions.  OCC will
release the securities on the expiration of the option or
when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement which will
establish a formula price at which the Fund will have the
absolute right to repurchase that OTC option.  The formula
price will generally be based on a multiple of the premium
received for the option, plus the amount by which the
option is exercisable below the market price of the
underlying security (that is, the option is "in the
money").  When the Fund writes an OTC option, it will treat
as illiquid (for purposes of its restriction on holding
illiquid securities) the mark-to-market value of any OTC
option it holds, unless the option is subject to a buy-back
agreement by the executing broker.

      To terminate its obligation on a call it has written,
the Fund can purchase a corresponding call in a "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call.  Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls.  When distributed by the Fund they are
taxable as ordinary income.  If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund can also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract.  To do so, at the time the
call is written, the Fund must cover the call by
identifying an equivalent dollar amount of liquid assets on
the Fund's books.  The Fund will identify additional liquid
assets on its books if the value of the segregated assets
drops below 100% of the current value of the future.
Because of this segregation requirement, in no
circumstances would the Fund's receipt of an exercise
notice as to that future require the Fund to deliver a
futures contract.  It would simply put the Fund in a short
futures position, which is permitted by the Fund's hedging
policies.
         |_|      Writing Put Options.  The Fund may sell
put options. A put option on securities gives the purchaser
the right to sell, and the writer the obligation to buy,
the underlying investment at the exercise price during the
option period.  The Fund will not write puts if, as a
result, more than 25% of the Fund's total assets would be
required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by
liquid assets identified on the Fund's books.  The premium
the Fund receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put.  However,
the Fund also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price.  If a put the
Fund has written expires unexercised, the Fund realizes a
gain in the amount of the premium less the transaction
costs incurred.  If the put is exercised, the Fund must
fulfill its obligation to purchase the underlying
investment at the exercise price. That price will usually
exceed the market value of the investment at that time.  In
that case, the Fund may incur an unrealized loss
immediately, which would then be realized when the
underlying security is sold.  That loss will be equal to
the sum of the sale price of the underlying investment and
the premium received minus the sum of the exercise price
and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
securities.  The Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold.  That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price.  The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put.  That obligation
terminates upon expiration of the put.  It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold.  Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put
option.  Any profits from writing puts are considered
short-term capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

         |_|      Purchasing Calls and Puts.  The Fund may
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium.  The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price.  The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call.  If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date.  In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the
underlying investment in its portfolio. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own
(such as an index of future) permits the Fund to resell the
put or to buy the underlying investment and sell it at the
exercise price. The resale price will vary inversely to the
price of the underlying investment. If the market price of
the underlying investment is above the exercise price and,
as a result, the put is not exercised, the put will become
worthless on its expiration date.

      Buying a put on securities or futures the Fund owns
enables the Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put.  If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date.  In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund can sell the
put prior to its expiration.  That sale may or may not be
at a profit.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

         |_|      Buying and Selling Options on Foreign
Currencies.  The Fund can buy and sell calls and puts on
foreign currencies.  They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options.  The Fund could use these calls
and puts to try to protect against declines in the dollar
value of foreign securities and increases in the dollar
cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency.  If the Manager anticipates a
decline in the dollar value of a foreign currency, the
decline in the dollar value of portfolio securities
denominated in that currency might be partially offset by
writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction
adverse to the Fund's position.  The Fund will then have
incurred option premium payments and transaction costs
without a corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option.  That decline might be one that occurs due to
an expected adverse change in the exchange rate. In those
circumstances, the Fund covers the option by maintaining
cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option, in a segregated account with the
Fund's custodian bank.

         |_|      Risks of Hedging with Options and
Futures.  The use of hedging instruments requires special
skills and knowledge of investment techniques that are
different than what is required for normal portfolio
management.  If the Manager uses a hedging instrument at
the wrong time or judges market conditions incorrectly,
hedging strategies may reduce the Fund's return.  The Fund
could also experience losses if the prices of its futures
and options positions were not correlated with its other
investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage concessions.  The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate.  The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover.  Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage concession each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put.  Those concessions could be
higher on a relative basis than the concessions for direct
purchases or sales of the underlying investments.  Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any additional appreciation in
excess of the covered call price if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option.  The Fund
might experience losses if it could not close out a
position because of an illiquid market for the future or
option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities.  For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets.  Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery.  To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion.  Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets.  Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline.  If the
Fund then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

         |_|      Regulatory Aspects of Hedging
Instruments.  When using futures and options on futures,
the Fund is required to operate within certain guidelines
and restrictions with respect to the use of futures as
established by the Commodities Futures Trading Commission
(the "CFTC"). In particular, the Fund is exempted from
registration with the CFTC as a "commodity pool operator"
if the Fund complies with the requirements of Rule 4.5
adopted by the CFTC.  The Rule does not limit the
percentage of the Fund's assets that may be used for
futures margin and related options premiums for a bona fide
hedging position.  However, under the Rule, the Fund must
limit its aggregate initial futures margin and related
options premiums to not more than 5% of the Fund's net
assets for hedging strategies that are not considered bona
fide hedging strategies under the Rule.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges.  The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert.  Those limits apply regardless of
whether the options were written or purchased on the same
or different exchanges or are held in one or more accounts
or through one or more different exchanges or through one
or more brokers.  Thus, the number of options that the Fund
can write or hold may be affected by options written or
held by other entities, including other investment
companies having the same advisor as the Fund (or an
advisor that is an affiliate of the Fund's adviser).  The
exchanges also impose position limits on futures
transactions.  An exchange may order the liquidation of
positions found to be in violation of those limits and may
impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

         |_|      Tax Aspects of Certain Hedging
Instruments. Certain foreign currency exchange contracts in
which the Fund can invest are treated as "Section 1256
contracts" under the Internal Revenue Code.  In general,
gains or losses relating to Section 1256 contracts are
characterized as 60% long-term and 40% short-term capital
gains or losses under the Code.  However, foreign currency
gains or losses arising from Section 1256 contracts that
are forward contracts generally are treated as ordinary
income or loss.  In addition, Section 1256 contracts held
by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are
treated as though they were realized.  These contracts also
may be marked-to-market for purposes of determining the
excise tax applicable to investment company distributions
and for other purposes under rules prescribed pursuant to
the Internal Revenue Code.  An election can be made by the
Fund to exempt those transactions from this
marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes.  The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle.  Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time the
         Fund accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Fund
         actually collects such receivables or pays such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

      |X| Temporary Defensive and Interim Investments.
When market conditions are unstable, or the Manager
believes it is otherwise appropriate to reduce holdings in
stocks, the Fund can invest in a variety of debt securities
for defensive purposes.  The Fund can also purchase these
securities for liquidity purposes to meet cash needs due to
the redemption of Fund shares, or to hold while waiting to
reinvest cash received from the sale of other portfolio
securities.  The Fund can buy:

|_|   high-quality (rated in the top rating categories of
         nationally-recognized rating organizations or
         deemed by the Manager to be of comparable
         quality), short-term money market instruments,
         including those issued by the U. S. Treasury or
         other government agencies,
|_|   commercial paper (short-term, unsecured, promissory
         notes of domestic or foreign companies) rated in
         the top rating category of a nationally recognized
         rating organization,
|_|   debt obligations of corporate issuers, rated
         investment grade (rated at least Baa by Moody's
         Investors Service, Inc. or at least BBB by
         Standard & Poor's Corporation, or a comparable
         rating by another rating organization), or unrated
         securities judged by the Manager to have a
         comparable quality to rated securities in those
         categories,
|_|   preferred stocks,
|_|   certificates of deposit and bankers' acceptances of
         domestic and foreign banks and savings and loan
         associations, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental
policies are those policies that the Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities.  Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:

      o  67% or more of the shares present or represented
         by proxy at a shareholder meeting, if the holders
         of more than 50% of the outstanding shares are
         present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such.  The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval.  However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental
Policies?  The following investment restrictions are
fundamental policies of the Fund.

      o  The Fund cannot buy securities issued or
         guaranteed by any one issuer if more than 5% of
         its total assets would be invested in
         securities of that issuer or if it would then
         own more than 10% of that issuer's voting
         securities.  This limitation applies to 75% of
         the Fund's total assets.  The limit does not
         apply to securities issued by the U.S.
         government or any of its agencies or
         instrumentalities or securities of other
         investment companies.

      o  The Fund cannot make loans except (a) through
         lending of securities, (b) through the purchase
         of debt instruments or similar evidences of
         indebtedness, (c) through an interfund lending
         program with other affiliated funds, provided
         that no such loan may be made if, as a result,
         the aggregate of such loans would exceed 33
         1/3% of the value of its total assets (taken at
         market value at the time of such loans), and
         (d) through repurchase agreements.

      o  The Fund cannot borrow money in excess of 33
         1/3% of the value of its total assets. The Fund
         may borrow only from banks and/or affiliated
         investment companies. With respect to this
         fundamental policy, the Fund can borrow only if
         it maintains a 300% ratio of assets to
         borrowings at all times in the manner set forth
         in the Investment Company Act.

      o  The Fund cannot concentrate investments.  That
         means it cannot invest 25% or more of its total
         assets in any industry.  However, there is no
         limitation on investments in U.S. government
         securities.

      o  The Fund cannot invest in physical commodities
         or physical commodity contracts or buy
         securities for speculative short-term purposes.
         However, the Fund can buy and sell any of the
         hedging instruments permitted by any of its
         other policies. It can also buy and sell
         options, futures, securities or other
         instruments backed by physical commodities or
         whose investment return is linked to changes in
         the price of physical commodities.
      o  The Fund cannot invest in real estate or in
         interests in real estate. However, the Fund can
         purchase securities of issuers holding real
         estate or interests in real estate (including
         securities of real estate investment trusts).

      o  The Fund cannot underwrite securities of other
         companies. A permitted exception is in case it
         is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any
         securities held in its own portfolio.

      o  The Fund cannot issue "senior securities," but
         this does not prohibit certain investment
         activities for which assets of the Fund are
         designated as segregated, or margin, collateral
         or escrow arrangements are established, to
         cover the related obligations.  Examples of
         those activities include borrowing money,
         reverse repurchase agreements, delayed-delivery
         and when-issued arrangements for portfolio
         securities transactions, and contracts to buy
         or sell derivatives, hedging instruments,
         options or futures.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment. The Fund need not sell securities to
meet the percentage limits if the value of the investment
increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate
its investments as described above, the Fund has adopted
the industry classifications set forth in Appendix A to
this Statement of Additional Information.  This is not a
fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is an open-end,
diversified, management investment company with an
unlimited number of authorized shares of beneficial
interest.  The Fund was organized as a Massachusetts
business trust in June, 2000.

Classes of Shares. The Trustees are authorized, without
shareholder approval, to create new series and classes of
shares.  The Trustees may reclassify unissued shares of the
Fund into additional series or classes of shares.  The
Trustees also may divide or combine the shares of a class
into a greater or lesser number of shares without changing
the proportionate beneficial interest of a shareholder in
the Fund.  Shares do not have cumulative voting rights or
preemptive or subscription rights.  Shares may be voted in
person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y.  All classes
invest in the same investment portfolio.  Only retirement
plans may purchase Class N shares.  Only certain
institutional investors may elect to purchase Class Y
shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
      different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
      interests of one class are different from interests
      of another class, and
o     votes as a class on matters that affect that class
      alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

Meetings of Shareholders.  As a Massachusetts business
trust, the Fund is not required to hold, and does not plan
to hold, regular annual meetings of shareholders. The Fund
will hold meetings when required to do so by the Investment
Company Act or other applicable law. It will also do so
when a shareholder meeting is called by the Trustees or
upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares.
The Trustees may also take other action as permitted by the
Investment Company Act.

Shareholder and Trustee Liability.  The Fund's Declaration
of Trust contains an express disclaimer of shareholder or
Trustee liability for the Fund's obligations. It also
provides for indemnification and reimbursement of expenses
out of the Fund's property for any shareholder held
personally liable for its obligations.  The Declaration of
Trust also states that upon request, the Fund shall assume
the defense of any claim made against a shareholder for any
act or obligation of the Fund and shall satisfy any
judgment on that claim.  Massachusetts law permits a
shareholder of a business trust (such as the Fund) to be
held personally liable as a "partner" under certain
circumstances. However, the risk that a Fund shareholder
will incur financial loss from being held liable as a
"partner" of the Fund is limited to the relatively remote
circumstances in which the Fund would be unable to meet its
obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.  Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      The Board of Trustees has an Audit Committee and a
Review Committee. The Audit Committee is comprised solely
of Independent Trustees. The members of the Audit Committee
are Edward L. Cameron (Chairman), William L. Armstrong,
George C. Bowen and Robert J. Malone.  The Audit Committee
held 6 meetings during the fiscal year ended July 31, 2003.
The Audit Committee furnishes the Board with
recommendations regarding the selection of the Fund's
independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing
the scope and results of financial statement audits and the
audit fees charged; (ii) reviewing reports from the Fund's
independent auditors regarding the Fund's internal
accounting procedures and controls;  (iii) review reports
from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the
Fund's independent auditors and its Independent Trustees;
and (v) exercise all other functions outlined in the Audit
Committee Charter, including but not limited to reviewing
the independence of the Fund's independent auditors and the
pre-approval of the performance by the Fund's independent
auditors of any permitted non-audit service, including tax
service, for the Fund and the Manager and certain
affiliates of the Manager.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election.  The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it
meets to consider possible nominees.  The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose of considering potential nominees.

      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis, Sam Freedman, Beverly Hamilton
and F. William Marshall, Jr.  The Review Committee held 6
meetings during the fiscal year ended July 31, 2003. Among
other functions, the Review Committee reviews reports and
makes recommendations to the Board concerning the fees paid
to the Fund's transfer agent and the services provided to
the Fund by the transfer agent.  The Review Committee also
reviews the Fund's investment performance and policies and
procedures adopted by the Fund to comply with Investment
Company Act and other applicable law.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is an "Independent Trustee," as
defined in the Investment Company Act. Mr. Murphy is an
"Interested Trustee," because he is affiliated with the
Manager by virtue of his positions as an officer and
director of the Manager, and as a shareholder of its parent
company. Mr. Murphy was elected as a Trustee of the Fund
with the understanding that in the event he ceases to be
the chief executive officer of the Manager, he will resign
as a trustee of the Fund and the other Board II Funds
(defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following Oppenheimer funds (except for Ms. Hamilton and
Mr. Malone, who are not Trustees of Oppenheimer Senior
Floating Rate Fund and Mr. Murphy is not a Trustee or
Managing General Partner of any of the Centennial trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                  Oppenheimer Select Managers
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Champion Income Fund           Fund
Oppenheimer Capital Income Fund            Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Equity Fund, Inc.
Oppenheimer International Bond Fund        Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.        Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Opportunity Fund   Trust
Oppenheimer Main Street Small Cap Fund     Centennial Government Trust
Oppenheimer Municipal Fund                 Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Principal Protected Trust      Trust
Oppenheimer Real Asset Fund                Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and
employees (and their immediate family members) of the Fund,
the Manager and its affiliates, and retirement plans
established by them for their employees are permitted to
purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge.
The sales charges on Class A shares is waived for that
group because of the economies of sales efforts realized by
the Distributor.

      Effective September 30, 2003, references to Mr.
Albers are deleted and replaced by references to Mr.
Zavanelli.  Messrs. Murphy, Masterson, Molleur, Vottiero,
Wixted, Zack, Albers, Monoyios, and Zavanelli and Mses.
Bechtolt, Feld and Ives who are officers of the Fund,
respectively hold the same offices with one or more of the
other Board II Funds as with the Fund. As of August 27,
2003, the Trustees and officers of the Fund, as a group,
owned of record or beneficially less than 1% of each class
of shares of the Fund.  The foregoing statement does not
reflect ownership of shares held of record by an employee
benefit plan for employees of the Manager, other than the
shares beneficially owned under that plan by the officers
of the Fund listed above. In addition, each Independent
Trustee, and his family members, do not own securities of
either the Manager or Distributor of the Board II Funds or
any person directly or indirectly controlling, controlled
by or under common control with the Manager or Distributor.

Affiliated Transactions and Material Business
Relationships. In 2001, Mr. Swain surrendered for
cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential
property to Mr. Freedman on October 23, 2001 for $1.2
million.  An independent appraisal of the property
supported the sale price.

      The address of each Trustee in the chart below is
6803 South Tucson Way, Centennial, CO  80112-3924.  Each
Trustee serves for an indefinite term, until his or her
resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until Over          Over
Chairman and        August  27,  2002) of the Board II Funds,
Trustee since 2000  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 43  portfolios in the  $100,000   $100,000
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private
Armstrong,          mortgage banking companies:  Cherry Creek
Vice Chairman and   Mortgage     Company     (since    1991),
Trustee since 2000  Centennial  State Mortgage Company (since
Age: 66             1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.     $0      $50,001-
                    Armstrong is also a  Director/Trustee  of             $100,000
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 43
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.
Trustee since 2000  Edwards  Capital,  Inc.  (General Partner
Age: 72             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company     $0     $1-$10,000
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice
Trustee since 2000  President   (from   September  1987)  and
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the            ,00Over
                    Manager);  Vice President,  Treasurer and $10,001-$50 $100,000
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  OppenheimerFunds  plc (offshore fund
                    management  subsidiaries of the Manager).
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount
Trustee since 2000  Vernon,  George  Washington's home (since
Age: 65             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from     $0      $50,001-
                    1974-1999)  (an   accounting   firm)  and             $100,000
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of
Trustee since 2000  Rocky    Mountain   Elk   Foundation   (a
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive     $0        Over
                    Officer   (until  October  1995)  of  the             $100,000
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    43    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a
Trustee since 2000  non-profit   charity)  (since   September
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in Over          Over
                    subsidiary  or  affiliated  companies  of  $100,000   $100,000
                    the Manager.  Oversees 43  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual                        000
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an $10,001    $10,001-$50,
                    educational    organization),    and   an  -$50,000
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    44    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones
Trustee since 2002  Knowledge,   Inc.   (a   privately   held
Age: 59             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000). $10,001       Over
                    Formerly,   Chairman  of  U.S.   Bank  (a  -$50,000   $100,000
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 44  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual
Marshall, Jr.,      Institutional  Funds  and of  MML  Series
Trustee since 2000  Investment   Fund  (open-end   investment
Age: 61             companies);    Trustee    (since   1987),
                    Chairman  of the Board  (since  2003) and
                    Chairman  of  the  investment   committee
                    (since 1994) for the  Worcester  Polytech
                    Institute;    President   and   Treasurer
                    (since  January  1999) of the SIS Fund (a
                    private not for profit  charitable fund);
                    Trustee  (since 1995) of the  Springfield
                    Library and Museum  Association;  Trustee
                    (since  1996)  of  the  Community   Music
                    School of Springfield.  Formerly,  member $50,001       Over
                    of  the   investment   committee  of  the -$100,000   $100,000
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.   (formerly   SIS   Bank);
                    President,  Chief  Executive  Officer and
                    Director (May 1993-December  1998) of SIS
                    Bankcorp,  Inc.  and SIS  Bank  (formerly
                    Springfield  Institution for Savings) and
                    Executive   Vice    President    (January
                    1999-July   1999)  of  Peoples   Heritage
                    Financial   Group,   Inc.   Oversees   43
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498
Seventh Avenue, New York, NY 10018. Mr. Murphy serves for
an indefinite term, until his resignation, death or removal.

-----------------------------------------------------------------------------------
                          Interested Trustee and Officer
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,             Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                       Dollar
                                                                       Range of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                                                            Range of   Any of the
Position(s) Held  Years; Other Trusteeships/Directorships   Shares     Oppenheimer
with Fund,        Held by Trustee; Number of Portfolios in  BeneficiallFunds
Length of         Fund Complex Currently Overseen by        Owned in   Overseen
Service, Age      Trustee                                   the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
John V. Murphy,   Chairman,  Chief  Executive  Officer  and Over          Over
President,        director  (since June 2001) and President
Principal         (since  September  2000) of the  Manager;
Executive         President  and a  director  or trustee of
Officer and       other Oppenheimer funds;  President and a
Trustee,          director    (since    July    2001)    of
since 2001        Oppenheimer   Acquisition  Corp.  and  of
Age: 54           Oppenheimer  Partnership Holdings,  Inc.;
                  a  director   (since  November  2001)  of
                  OppenheimerFunds    Distributor,    Inc.;
                  Chairman  and  a  director   (since  July
                  2001) of Shareholder  Services,  Inc. and
                  of Shareholder Financial Services,  Inc.;
                  President  and  a  director  (since  July
                  2001) of OppenheimerFunds  Legacy Program
                  (a charitable  trust program  established
                  by  the  Manager);   a  director  of  the
                  following       investment       advisory
                  subsidiaries of  OppenheimerFunds,  Inc.:
                  OFI Institutional Asset Management,  Inc.
                  and    Centennial     Asset    Management
                  Corporation    (since   November   2001),
                  HarbourView Asset Management  Corporation
                  and OFI Private Investments,  Inc. (since
                  July 2001);  President (since November 1,
                  2001) and a  director  (since  July 2001)
                  of  Oppenheimer  Real  Asset  Management,
                  Inc.; a director  (since  November  2001)
                  of Trinity  Investment  Management  Corp.
                  and Tremont  Advisers,  Inc.  (investment
                  advisory   affiliates  of  the  Manager);
                  Executive Vice President  (since February
                  1997)  of   Massachusetts   Mutual   Life
                  Insurance  Company (the Manager's  parent
                  company);  a director  (since  June 1995)
                  of   DLB   Acquisition   Corporation   (a
                  holding   company  that  owns  shares  of
                  David  L.   Babson  &   Company,   Inc.);
                  formerly,    Chief   Operating    Officer
                  (September   2000-June   2001)   of   the
                  Manager;  President and trustee (November
                  1999-November   2001)   of   MML   Series  100,000    $100,000
                  Investment     Fund    and     MassMutual
                  Institutional Funds (open-end  investment
                  companies);    a   director    (September
                  1999-August  2000) of C.M. Life Insurance
                  Company;   President,   Chief   Executive
                  Officer    and    director     (September
                  1999-August  2000) of MML Bay State  Life
                  Insurance   Company;   a  director  (June
                  1989-June  1998) of Emerald  Isle Bancorp
                  and    Hibernia     Savings    Bank    (a
                  wholly-owned  subsidiary  of Emerald Isle
                  Bancorp).  Oversees 75  portfolios in the
                  OppenheimerFunds complex.
-----------------------------------------------------------------------------------

     Effective September 30, 2003, references to Mr. Albers
are deleted and replaced by references to Mr. Zavanelli.
The addresses of the Officers in the chart below are as
follows:  for Messrs. Albers, Monoyios, Zavanelli, Molleur
and Zack and Ms. Feld, 498 Seventh Avenue, New York, New
York  10018, for Messrs. Masterson, Vottiero and Wixted and
Mses. Bechtolt and Ives, 6803 S. Tucson Way, Centennial,
CO  80112-3924.  Each officer serves for an annual term or
until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Charles Albers, Vice    Senior Vice President (since April 1998) of the Manager; a
President and           Certified Financial Analyst; an officer of 6 portfolios in
Portfolio Manager       the OppenheimerFunds complex; formerly a Vice President and
since 2000              portfolio manager for Guardian Investor Services, the
Age:  62                investment management subsidiary of The Guardian Life
                        Insurance Company (1972 - April 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Nikolaos D. Monoyios,   Vice  President  of  the  Manager  (since  April  1998);  an
Vice President and      officer of 4 portfolios in the  OppenheimerFunds  complex; a
Portfolio Manager       Certified  Financial Analyst;  formerly a Vice President and
since 2000              portfolio  manager  for  Guardian  Investor  Services,   the
Age:  54                investment   management  subsidiary  of  The  Guardian  Life
                        Insurance Company (1979 - March 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark Zavanelli, Vice    Vice  President  (since  November  2000) of the  Manager;  a
President and           Chartered  Financial Analyst;  an officer of 2 portfolios in
Portfolio Manager       the OppenheimerFunds  complex.  Prior to joining the Manager
since                   in  May  1998  he  was   President  of   Waterside   Capital
Age:  32                Management,  a registered  investment advisor (August 1995 -
                        April  1998)  and a  financial  research  analyst  for Elder
                        Research (June 1997 - April 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc (offshore fund  management  subsidiaries of the Manager)
                        (since  May 2000) and OFI  Institutional  Asset  Management,
                        Inc. (since  November  2000);  Treasurer and Chief Financial
                        Officer  (since May 2000) of  Oppenheimer  Trust  Company (a
                        trust  company   subsidiary   of  the  Manager);   Assistant
                        Treasurer  (since  March  1999) of  Oppenheimer  Acquisition
                        Corp.  and  OppenheimerFunds  Legacy  Program  (since  April
                        2000);   formerly  Principal  and  Chief  Operating  Officer
                        (March 1995-March 1999),  Bankers Trust  Company-Mutual Fund
                        Services  Division.  An  officer  of 91  portfolios  in  the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 55                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 91
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Remuneration of Trustees.  The officers of the Fund and one
Trustee of the Fund (Mr. Murphy) are affiliated with the
Manager and receive no salary or fee from the Fund.  The
remaining Trustees of the Fund received the compensation
shown below from the Fund with respect to the Fund's fiscal
year ended July 31, 2003. Mr. Swain was affiliated with the
Manager until January 2, 2002. The compensation from all of
the Board II Funds represents compensation received as a
director, trustee, managing general partner or member of a
committee of the Board during the calendar year ended
December 31, 2002.

---------------------------------------------------------------------------------
                                                        Total Compensation From
Trustee Name and Other Fund    Aggregate Compensation    Fund and Fund Complex
Position(s) (as applicable)          from Fund1            Paid to Trustees*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James C. Swain                         $3,825                  $177,996
Chairman of the Board of
Trustees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Armstrong
Vice Chairman of the Board
of Trustees and Audit                  $1,979                   $92,076
Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Avis                         $1,982                   $92,199
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Bowen                           $1,958                   $91,124
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward L. Cameron                      $2,144                   $99,743
Audit Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jon S. Fossel                          $2,033                   $94,590
Review Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sam Freedman                           $1,982                   $92,199
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Beverly Hamilton2                     $1,2543                  $113,6594
Review Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Malone                         $1,2545                   $58,326
Audit Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
F. William Marshall, Jr.               $1,958                  $138,1246
Review Committee Member
---------------------------------------------------------------------------------
Effective  July 1,  2002,  C.  Howard  Kast  and  Robert  M.
Kirchner  retired as Trustees  from the Board II Funds.  For
the  calendar  year  ended   December  31,  2002,  Mr.  Kast
received  $41,451 and Mr.  Kirchner  received  $38,001 total compensation  from all of the  Oppenheimer  funds  for which they served as Trustee.
1.    Aggregate  Compensation  from Fund  includes  fees and
   deferred compensation, if any, for a Trustee.
2.    Mrs.  Hamilton and Mr. Malone were elected as Trustees
   of  the   Board  II  Funds   effective   June  1,   2002.
   Compensation  for Mrs.  Hamilton and Mr.  Malone was paid
   by  all  the  Board  II  Funds,  with  the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for  which  they
   currently   do  not  serve  as  Trustees   (total  of  43
   Oppenheimer funds at December 31, 2002).
3.    Includes $1,254  deferred under Deferred  Compensation
   Plan described below.
4.    Includes  $55,333  compensation  (of  which  100%  was
   deferred  under a  deferred  compensation  plan)  paid to
   Mrs.  Hamilton  for serving as a trustee by two  open-end
   investment companies (MassMutual  Institutional Funds and
   MML Series  Investment  Fund) the investment  adviser for
   which  is the  indirect  parent  company  of  the  Fund's
   Manager.  The Manager also serves as the  Sub-Advisor  to
   the  MassMutual  International  Equity  Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $1,254  deferred under Deferred  Compensation
   Plan described below.
6.    Includes  $47,000  compensation  paid to Mr.  Marshall
   for  serving  as a  trustee  by two  open-end  investment
   companies (MassMutual  Institutional Funds and MML Series
   Investment Fund) the investment  adviser for which is the
   indirect  parent  company  of  the  Fund's  Manager.  The
   Manager also serves as the  Sub-Advisor to the MassMutual
   International   Equity  Fund,  a  series  of   MassMutual
   Institutional Funds.

* For purposes of this section only, "Fund Complex"
includes the Oppenheimer funds, MassMutual Institutional
Funds and MML Series Investment Fund in accordance with the
instructions for Form N-1A.  The Manager does not consider
MassMutual Institutional Funds and MML Series Investment
Fund to be part of the OppenheimerFunds "Fund Complex" as
that term may be otherwise interpreted.

      |X|   Deferred Compensation Plan for Trustees.  The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Fund.  Under the plan, the
compensation deferred by a Trustee is periodically invested
in shares of one or more Oppenheimer funds selected by the
Trustee.  The amount paid to the Trustee under the plan
will be determined based upon the performance of the
selected funds.

      Deferral of Trustee's fees under the plan will not
materially affect the Fund's assets, liabilities and net
income per share.  The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee.  Pursuant to an Order
issued by the Securities and Exchange Commission, the Fund
may invest in the funds selected by the Trustee under the
plan without shareholder approval for the limited purpose
of determining the value of the Trustee's deferred fee
account.

      |X| Major Shareholders.  As of August 27, 2003, the
only persons who owned of record or were known by the Fund
to own beneficially 5% or more of any class of the Fund's
outstanding shares were:

      Shelia Littleton Et AL TR Legacy Bank of Texas
      401K, 5000 Legacy Drive, Plano, TX  75024-3100
      owned 79,135.125 Class N shares (6.04% of the
      Class N shares then outstanding).

      IBT&CO Cust, OppenheimerFunds Cap Accum Plan,
      Attn MML037, 200 Clarendon St, Fl 16, Boston,
      MA  02116-5021, owned 417,375.548 Class Y
      shares (99.97% of the Class Y shares then
      outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

Code of Ethics.  The Manager, the Distributor and the Fund
have a Code of Ethics.  It is designed to detect and
prevent improper personal trading by certain employees,
including portfolio managers, that would compete with or
take advantage of the Fund's portfolio transactions.
Covered persons include persons with knowledge of the
investments and investment intentions of the Fund and other
funds advised by the Manager.  The Code of Ethics does
permit personnel subject to the Code to invest in
securities, including securities that may be purchased or
held by the Fund, subject to a number of restrictions and
controls.  Compliance with the Code of Ethics is carefully
monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C.  You can
obtain information about the hours of operation of the
Public Reference Room by calling the SEC at
1.202.942.8090.  The Code of Ethics can also be viewed as
part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at
www.sec.gov.  Copies may be obtained, after paying a
duplicating fee, by electronic request at the following
E-mail address: PUBLICINFO@SEC.GOV., or by writing to the
                -------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Proxy Voting.   The Fund has adopted Portfolio
Proxy Voting Policies and Procedures under which the Fund
votes proxies relating to securities ("portfolio proxies")
held by the Fund.  The Fund's primary consideration in
voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an
unaffiliated third-party as its agent to vote portfolio
proxies in accordance with the Fund's Portfolio Proxy
Voting Guidelines and to maintain records of such portfolio
proxy voting.  The Proxy Voting Guidelines include
provisions to address conflicts of interest that may arise
between the Fund and OFI where an OFI directly-controlled
affiliate manages or administers the assets of a pension
plan of the company soliciting the proxy. The Fund's
Portfolio Proxy Voting Guidelines on routine and
non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the
      issuer's management on routine matters, including
      election of directors nominated by management and
      ratification of auditors, unless circumstances
      indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
      and supports elimination of anti-takeover proposals,
      absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
      super-majority vote requirement, and opposes
      management proposals to add a super-majority vote
      requirement.
o     The Fund opposes proposals to classify the board of
      directors.
o     The Fund support proposals to eliminate cumulative
      voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
      questions such as stock option plans and bonus plans
      to be ordinary business activity.  The Fund analyzes
      stock option plans, paying particular attention to
      their dilutive effect. While the Fund generally
      supports management proposals, the Fund opposes
      plans it considers to be excessive.

The Fund will be required to file new Form N-PX, with its
complete proxy voting record for the 12 months ended June
30th, no later than August 31st of each year.  The first
such filing is due no later than August 31, 2004, for the
twelve months ended June 30, 2004.  Once filed, the Fund's
Form N-PX filing will be available (i) without charge, upon
request, by calling the Fund toll-free at 1.800.225.5677
and (ii) on the SEC's website at WWW.SEC.GOV.
                                 -----------

      |X|         Shareholder Report Disclosure.
Shareholder reports transmitted on or after the effective
                                -----------
date of an initial registration statement or post-effective
amendment required to include the foregoing SAI disclosure
on portfolio proxy voting shall include the following
disclosure:

 The Fund has adopted Portfolio Proxy Voting Policies and
 Procedures under which the Fund votes proxies relating to
 securities ("portfolio proxies") held by the Fund.  A
 description of the Fund's Portfolio Proxy Voting Policies
 and Procedures is available (i) without charge, upon
 request, by calling the Fund toll-free at 1.800.225.5677,
 (ii) on the Fund's website at WWW.OPPENHEIMERFUNDS.COM,
                               ------------------------
 and (iii) on the SEC's website at WWW.SEC.GOV.  In
                                   -----------
 addition, the Fund will be required to file new Form N-PX,
 with its complete proxy voting record for the 12 months
 ended June 30th, no later than August 31st of each year.
 The first such filing is due no later than August 31,
 2004, for the twelve months ended June 30, 2004.  Once
 filed, the Fund's Form N-PX filing will be available (i)
 without charge, upon request, by calling the Fund
 toll-free at 1.800.225.5677, and  (ii)  on the SEC's
 website at WWW.SEC.GOV.
            -----------

      |X|   The Investment Advisory Agreement.  The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund.  The Manager selects securities for
the Fund's portfolio and handles its day-to-day business.
The portfolio managers of the Fund are employed by the
Manager and are the persons who are principally responsible
for the day-to-day management of the Fund's portfolio.
Other members of the Manager's Equity Portfolio Department
provide the portfolio managers with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment.  It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund.  Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian bank and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs.  The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class.

---------------------------------------------------------------
      Fiscal Year               Management Fees Paid to
      Ended 7/31:               OppenheimerFunds, Inc.
---------------------------------------------------------------
---------------------------------------------------------------
          2001                         $519,274
---------------------------------------------------------------
---------------------------------------------------------------
          2002                        $3,386,491
---------------------------------------------------------------
---------------------------------------------------------------
          2003                        $5,094,428
---------------------------------------------------------------

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss resulting
from a good faith error or omission on its part with
respect to any of its duties under the agreement.

      The agreement permits the Manager to act as
investment adviser for any other person, firm or
corporation and to use the names "Oppenheimer" and "Main
Street" in connection with other investment companies for
which it may act as investment adviser or general
distributor. If the Manager shall no longer act as
investment adviser to the Fund, the Manager may withdraw
the right of the Fund to use the names "Oppenheimer" and
"Main Street" as part of its name.

|X|      Annual Approval of Investment Advisory Agreement.
Each year, the Board of Trustees, including a majority of
the Independent Trustees, is required to approve the
renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and
evaluate and the Manager provide such information as may be
reasonably necessary to evaluate the terms of the
investment advisory agreement.  The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays.  These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services
         provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
         services received by the Fund from its
         relationship with the Manager, and
o     The direct and indirect benefits the Manager received
         from its relationship with the Fund.  These
         included services provided by the Distributor and
         the Transfer Agent, and brokerage and soft dollar
         arrangements permissible under Section 28(e) of
         the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund.  The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times.  The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund who assisted the Board in
its deliberations.  The Fund's Counsel is independent of
the Manager within the meaning and intent of the SEC Rules
regarding the independence of counsel.

      After careful deliberation, the Board concluded that
it was in the best interest of shareholders to continue the
investment advisory agreement for another year.  In
arriving at a decision, the Board did not single out any
one factor or group of factors as being more important than
other factors, but considered all factors together.  The
Board judged the terms and conditions of the investment
advisory agreement, including the investment advisory fee,
in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund.  The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions.  The Manager is authorized
by the advisory agreement to employ broker-dealers,
including "affiliated" brokers, as that term is defined in
the Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion.  The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the concession is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager.  The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers.  In certain instances,
portfolio managers may directly place trades and allocate
brokerage. In either case, the Manager's executive officers
supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers.  In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets.
Brokerage commissions are paid primarily for transactions
in listed securities or for certain fixed-income agency
transactions in the secondary market.  In an option
transaction, the Fund ordinarily uses the same broker for
the purchase or sale of the option and any transaction in
the securities to which the option relates.

      Certain other funds advised by the Manager have
investment policies similar to those of the Fund. Those
other funds may purchase or sell the same securities as the
Fund at the same time as the Fund, which could affect the
supply and price of the securities. If two or more funds
advised by the Manager purchase the same security on the
same day from the same dealer, the transactions under those
combined orders are averaged as to price and allocated in
accordance with the purchase or sale orders actually placed
for each account.

      Most purchases of debt obligations are principal
transactions at net prices.  Instead of using a broker for
those transactions, the Fund normally deals directly with
the selling or purchasing principal or market maker unless
the Manager determines that a better price or execution can
be obtained by using the services of a broker.  Purchases
of portfolio securities from underwriters include a
commission or concession paid by the issuer to the
underwriter.  Purchases from dealers include a spread
between the bid and asked prices.  The Fund seeks to obtain
prompt execution of these orders at the most favorable net
price.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates.  The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's or subsidiaries
of the Manager's other accounts.  Investment research may
be supplied to the Manager by a third party at the instance
of a broker through which trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.
      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated concession, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use commissions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broaden the
scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase.  The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

    ---------------------------------------------------------------------
          Fiscal Year               Total Brokerage Commissions
          Ended 7/31:                    Paid by the Fund1
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2001                             $381,443
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2002                            $2,887,523
    ---------------------------------------------------------------------
    ---------------------------------------------------------------------
             2003                           $4,776,8512
    ---------------------------------------------------------------------
    1. Amounts do not include  spreads or  concessions on
    principal transactions on a net trade basis.
    2.  During  the  fiscal  period  ended  7/31/03,  the
    amount  of  transactions   directed  to  brokers  for
    research  services  was  $172,526,426  and the amount
    of the commissions paid to  broker-dealers  for those
    services was $279,572.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the
different classes of shares of the Fund. The Distributor
bears the expenses normally attributable to sales,
including advertising and the cost of printing and mailing
prospectuses, other than those furnished to existing
shareholders. The Distributor is not obligated to sell a
specific number of shares.  Expenses normally attributable
to sales are borne by the Distributor.  For distribution
services pad by the Fund, see "Distribution and Service
Plan" below.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares during
the Fund's two most recent fiscal years, and the contingent
deferred sales charges retained by the Distributor on the
redemption of shares for the two most recent fiscal years
are shown in the tables below.

-------------------------------------------------------------------------------
                                                             Class A
                          Aggregate Front-End Sales      Front-End Sales
 Fiscal Year Ended 7/31:  Charges on Class A Shares    Charges Retained by
                                                           Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2001                    $688,163                   $195,462
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2002                   $2,240,368                  $613,231
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          2003                   $1,461,338                  $421,853
-------------------------------------------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is
   an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
                   Concessions    Concessions     Concessions    Concessions
                   on Class A      on Class B     on Class C      On Class N
                     Shares          Shares         Shares          Shares
  Fiscal Year      Advanced by    Advanced by     Advanced by    Advanced by
  Ended 7/31:     Distributor1    Distributor1   Distributor1   Distributor1,2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2001           $29,048       $1,009,382      $173,972          $68
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2002           $86,636       $3,755,975      $795,563        $61,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      2003           $52,085       $1,971,274      $502,343        $46,862
-------------------------------------------------------------------------------
1.    The  Distributor   advances   concession  payments  to
   dealers  for  certain  sales of  Class A  shares  and for
   sales  of Class B,  Class C and  Class N shares  from its
   own resources at the time of sale.
2.    The  inception  date of  Class N shares  was  March 1,
   2001.

-------------------------------------------------------------------------------
                  Class A          Class B          Class C        Class N
                 Contingent       Contingent      Contingent      Contingent
 Fiscal Year   Deferred Sales   Deferred Sales  Deferred Sales     Deferred
 Ended 7/31:      Charges          Charges          Charges     Sales Charges
                Retained by      Retained by      Retained by    Retained By
                Distributor      Distributor      Distributor    Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001            $319           $18,474          $2,738           None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002           $4,020          $189,465         $19,076          $80
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2003          $11,171          $514,149         $40,371         $8,593
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent
Trustees1, cast in person at a meeting called for the
purpose of voting on that plan.  Each plan has also been
approved by the holders of a "majority" (as defined in the
Investment Company Act) of the shares of the applicable
class. The shareholder votes for the 12b-1 plans were cast
by the Manager as the sole initial holder of each class of
shares of the Fund.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform.  The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan.  A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment.  Because Class B
shares of the Fund automatically convert into Class A
shares 72 months after purchase, the Fund must obtain the
approval of both Class A and Class B shareholders for a
proposed material amendment to the Class A Plan that would
materially increase payments under the Plan.  That approval
must be by a "majority" (as defined in the Investment
Company Act) of the shares of each class, voting separately
by class.

    While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made.  Those reports are subject to the review and approval
of the Independent Trustees.

    Each Plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund (or the Fund) is
committed to the discretion of the Independent Trustees.
This does not prevent the involvement of others in the
selection and nomination process as long as the final
decision as to selection or nomination is approved by a
majority of the Independent Trustees.

    Under the plans for a class, no payment will be made to
any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees.  The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

         |_|      Class A Service Plan Fees.  Under the
Class A service plan, the Distributor currently uses the
fees it receives from the Fund to pay brokers, dealers and
other financial institutions (they are referred to as
"recipients") for personal services and account maintenance
services they provide for their customers who hold Class A
shares. The services include, among others, answering
customer inquiries about the Fund, assisting in
establishing and maintaining accounts in the Fund, making
the Fund's investment plans available and providing other
services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the
Distributor at a rate of up to 0.25% of average annual net
assets of Class A shares. The Board has set the rate at
that level. While the plan permits the Board to authorize
payments to the Distributor to reimburse itself for
services under the plan, the Board has not yet done so,
except in the case of the special arrangement described
below. The Distributor makes payments to plan recipients
quarterly at an annual rate not to exceed 0.25% of the
average annual net assets consisting of Class A shares held
in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject
to a contingent deferred sales charge by certain retirement
plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor
currently intends to pay the service fee to Recipients in
advance for the first year after the shares are purchased.
During the first year the shares are sold, the Distributor
retains the service fee to reimburse itself for the costs
of distributing the shares.  After the first year shares
are outstanding, the Distributor makes service fee payments
to Recipients quarterly on those shares.  The advance
payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance
service fee payment.  If Class A shares purchased by
grandfathered retirement accounts are redeemed during the
first year after their purchase, the Recipient of the
service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      For the fiscal year ended July 31, 2003 payments
under the Class A Plan totaled $909,344, of which $503 was
retained by the Distributor under the arrangement described
above, and included $37,501 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any
fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A
Plan to pay any of its interest expenses, carrying charges,
or other financial costs, or allocation of overhead.

         |_|            Class B, Class C and Class N
Service and Distribution Plans. Under each plan, service
fees and distribution fees are computed on the average of
the net asset value of shares in the respective class,
determined as of the close of each regular business day
during the period. The Class B, Class C and Class N plans
provide for the Distributor to be compensated at a flat
rate, whether the Distributor's distribution expenses are
more or less than the amounts paid by the Fund under the
plan during the period for which the fee is paid. The types
of services that recipients provide for the service fee are
similar to the services provided under the Class A service
plan, described above.

      The Class B, Class C and Class N plans permit the
Distributor to retain both the asset-based sales charges
and the service fees or to pay recipients the service fee
on a quarterly basis, without payment in advance. However,
the Distributor currently intends to pay the service fee to
recipients in advance for the first year after the shares
are purchased. After the first year shares are outstanding,
the Distributor makes service fee payments quarterly on
those shares. The advance payment is based on the net asset
value of shares sold. Shares purchased by exchange do not
qualify for the advance service fee payment. If Class B,
Class C or Class N shares are redeemed during the first
year after their purchase, the recipient of the service
fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      The Distributor retains the asset-based sales charge
on Class B shares. The Distributor retains the asset-based
sales charge on Class C shares during the first year the
shares are outstanding. It pays the asset-based sales
charge as an ongoing concession to the recipient on Class C
shares outstanding for a year or more. The Distributor
retains the asset based sales charge on Class N shares. If
a dealer has a special agreement with the Distributor, the
Distributor will pay the Class C or Class N service fee and
the asset-based sales charge to the dealer quarterly in
lieu of paying the sales concessions and service fee in
advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. The Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares. The payments are made to the Distributor in
recognition that the Distributor:

o     pays sales concessions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
o     may finance payment of sales concessions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing
         from its own resources or from the resources of an
         affiliate,
o     employs personnel to support distribution of Class B,
         Class C and Class N shares, and
o     bears the costs of sales literature, advertising and
         prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses.
o     may not be able to adequately compensate dealers that
         sell Class B, Class C and Class N shares without
         receiving payment under the plans and therefore
         may not be able to offer such Classes for sale
         absent the plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

         When Class B, Class C or Class N shares are sold
without the designation of a broker-dealer, the Distributor
is automatically designated as the broker-dealer of record.
In those cases, the Distributor retains the service fee and
asset-based sales charge paid on Class B, Class C, and
Class N shares if it provides the required services.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans. If the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

-------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan      $1,868,759    $1,574,5121      $5,604,364         2.36%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan      $1,589,495     $641,3302       $1,909,156         0.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan        $42,505       $37,2933        $213,930          1.60%
-------------------------------------------------------------------------------
1  Includes   $16,454   paid   to  an   affiliate   of   the
Distributor's parent company.
2  Includes   $16,317   paid   to  an   affiliate   of   the
Distributor's parent company.
3  Includes  $333 paid to an affiliate of the  Distributor's parent company.

      All payments under the Class B, Class C and Class N
plans are subject to the limitations imposed by the Conduct
Rules of the National Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service
fees.
Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value." An
explanation of how total returns are calculated is set
forth below.  For periods of less than one year, the Fund
may quote its performance on a non-annualized basis.  You
can obtain current performance information by calling the
Fund's Transfer Agent at 1.800.225.5677 or by visiting the
OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and
Exchange Commission.  Those rules describe the types of
performance data that may be used and how it is to be
calculated.  In general, any advertisement by the Fund of
its performance data must include the average annual total
returns for the advertised class of shares of the Fund.
Those returns must be shown for the 1-, 5- and 10-year
periods (or the life of the class, if less) ending as of
the most recently ended calendar quarter prior to the
publication of the advertisement (or its submission for
publication).

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods.  However,
a number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

      o  Total returns measure the performance of a
hypothetical account in the Fund over various periods and
do not show the performance of each shareholder's account.
Your account's performance will vary from the model
performance data if your dividends are received in cash, or
you buy or sell shares during the period, or you bought
your shares at a different time and price than the shares
used in the model.

      o  An investment in the Fund is not insured by the
FDIC or any other government agency.
      o  The Fund's performance returns do not reflect the
effect of taxes on dividends and capital gains
distributions.
      o  The principal value of the Fund's shares and total
returns are not guaranteed and normally will fluctuate on a
daily basis.
      o  When an investor's shares are redeemed, they may
be worth more or less than their original cost.
      o  Total returns for any given past period represent
historical performance information and are not, and should
not be considered, a prediction of future returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears.  The total returns of
each class of shares of the Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of debt investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X|   Total Return Information.  There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, ten years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 5.75% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 5.0%
in the first year, 4.0% in the second year, 3.0% in the
third and fourth years, 2.0% in the fifth year, 1.0% in the
sixth year and none thereafter. For Class C shares, the 1%
contingent deferred sales charge is deducted for returns
for the 1-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns
for the one year period and Class N total returns may also
be calculated for the periods prior to 3.1.01 (the
inception date for Class N shares), based on the Fund's
Class A returns, adjusted to reflect the higher Class N
12b-1 fees.  For Class N shares, the 1% contingent deferred
sales charge is deducted for returns for the 18 month
period. There is no sales charge for Class Y shares.

         |_|      Average Annual Total Return.  The
"average annual total return" of each class is an average
annual compounded rate of return for each year in a
specified number of years.  It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an Ending Redeemable
Value ("ERV" in the formula) of that investment, according
to the following formula:

------------------------------------------------------------
                      [OBJECT OMITTED]
------------------------------------------------------------
            |_| Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on
Distributions and Redemptions).  The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR        - 1=  Average Annual Total Return (After Taxes on
-----
1/n          Distributions and Redemption)
  P

         |_|      Cumulative Total Return.  The "cumulative
total return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years.  Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis.  Cumulative total return
is determined as follows:

------------------------------------------------------------
                      ERV - P
                      ------- = Total Return
                         P
------------------------------------------------------------
         |_|      Total Returns at Net Asset Value. From
time to time the Fund may also quote a cumulative or an
average annual total return "at net asset value" (without
deducting sales charges) for Class A, Class B, Class C,
Class N or Class Y shares. Each is based on the difference
in net asset value per share at the beginning and the end
of the period for a hypothetical investment in that class
of shares (without considering front-end or contingent
deferred sales charges) and takes into consideration the
reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 7/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class    Cumulative Total              Average Annual Total Returns
Of       Returns (10 years
Shares   or life of class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 1-Year           5-Year           10-Year
                                                (or life of      (or life of
                                                  class)           class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         After    Without   After   Without  After   Without   After    Without
         Sales    Sales     Sales   Sales    Sales   Sales     Sales    Sales
         Charge   Charge    Charge  Charge   Charge  Charge    Charge   Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A   0.91%1   7.07%1    8.67%   15.30%  0.32%1   2.42%1     N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B   1.70%2   4.70%2    9.43%   14.43%  0.59%2   1.62%2     N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C   4.80%3   4.80%3   13.54%   14.54%  1.66%3   1.66%3     N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N   7.93%4   7.93%4   14.06%   15.06%  3.21%4   3.21%4     N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y   8.04%5   8.04%5   15.90%   15.90%  2.75%5   2.75%5     N/A     N/A
-------------------------------------------------------------------------------
1  Inception: 9/25/00.
2  Inception: 9/25/00.
3  Inception: 9/25/00.
4  Inception: 3/1/01.
5  Inception: 9/25/00.

 -----------------------------------------------------------------------------
     Average Annual Total Returns for Class A Shares (After Sales Charge)
                        For the Periods Ended 7/31/03
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                                    1-Year              5-Year (or life of
                                                              class)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After       Taxes      on        8.67%                       0.31%1
 Distributions
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 After Taxes on
 Distributions and                5.64%                       0.26%1
 Redemption of Fund Shares
 -----------------------------------------------------------------------------
  1. Inception date of Class A: 9/25/00.

Other Performance Comparisons.  The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |_|   Lipper Rankings.  From time to time the Fund
may publish the ranking of the performance of its classes
of shares by Lipper, Inc. ("Lipper").  Lipper is a
widely-recognized independent mutual fund monitoring
service.  Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods based on categories
relating to investment styles.  The Lipper performance
rankings are based on total returns that include the
reinvestment of capital gain distributions and income
dividends but do not take sales charges or taxes into
consideration.  Lipper also publishes "peer-group" indices
of the performance of all mutual funds in a category that
it monitors and averages of the performance of the funds in
particular categories.

      |_|   Morningstar Ratings.  From time to time the
Fund may publish the star rating of the performance of its
classes of shares by Morningstar, Inc., an independent
mutual fund monitoring service.  Morningstar rates mutual
funds in their specialized market sector.  The Fund is
rated among the Mid-Cap blend category.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.  The top 10% of funds in each category receive
5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars, and the
bottom 10% receive 1 star.  (Each share class is counted as
a fraction of one fund within this scale and rated
separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      The Fund may also compare its total return ranking to
that of other funds in its Morningstar category, in
addition to its star ratings.  Those total return rankings
are percentages from one percent to one hundred percent and
are not risk adjusted.  For example if a fund is in the
94th percentile, that means that 94% of the funds in the
same category performed better than it did.

      |_|   Performance Rankings and Comparisons by Other
Entities and Publications.  From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar.  The performance
of the Fund's classes of shares may be compared in
publications to the performance of various market indices
or other investments, and averages, performance rankings or
other benchmarks prepared by recognized mutual fund
statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S.
government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time, the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,

o     information   about   the   performance   of   certain
      securities  or  commodities  markets  or  segments  of
      those markets,
o     information  about the performance of the economies of
      particular countries or regions,
o     the  earnings  of  companies  included  in segments of
      particular  industries,  sectors,  securities markets,
      countries or regions,
o     the  availability  of different types of securities or
      offerings of securities,
o     information  relating  to the gross  national or gross
      domestic   product  of  the  United  States  or  other
      countries or regions,
o     comparisons  of various  market  sectors or indices to
      demonstrate     performance,     risk,     or    other
      characteristics of the Fund.

ABOUT your account

How to Buy Shares
Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink.  When shares are purchased through
AccountLink, each purchase must be at least $50 and
                                                ---
shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new
account. Accounts established prior to November 1, 2002
will remain at $25 for additional purchases. Shares will be
purchased on the regular business day the Distributor is
instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue
on shares purchased with the proceeds of ACH transfers on
the business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain
days.  If Federal Funds are received on a business day
after the close of the Exchange, the shares will be
purchased and dividends will begin to accrue on the next
regular business day.  The proceeds of ACH transfers are
normally received by the Fund three days after the
transfers are initiated. If the proceeds of the ACH
transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase
order. The Distributor and the Fund are not responsible for
any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales.  No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors, and
o     Current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Municipal Bond Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Developing Markets Fund       Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Disciplined Allocation Fund   Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Value Fund, Inc.
Oppenheimer Emerging Technologies Fund    Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Enterprise Fund               Municipals
Oppenheimer Europe Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Total Return Bond Fund
Oppenheimer Growth Fund                   Oppenheimer Equity Fund, Inc.
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
                                          OSM1 -  Mercury  Advisors  S&P 500 Index
Oppenheimer Main Street Fund              Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
                                          OSM1 - Salomon Brothers All Cap Fund

And the following money market funds:
Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds and Oppenheimer Senior
Floating Rate Fund. Under certain circumstances described
in this Statement of Additional Information, redemption
proceeds of certain money market fund shares may be subject
to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares.  The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period.  You can include
purchases made up to 90 days before the date of the
Letter.  Letters of Intent do not consider Class C or Class
N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter.  The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter.  Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares.  Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time).  The
investor agrees that shares equal in value to 5% of the
intended purchase amount will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the
investor agrees to be bound by the terms of the Prospectus,
this Statement of Additional Information and the
application used for a Letter of Intent. If those terms are
amended, as they may be from time to time by the Fund, the
investor agrees to be bound by the amended terms and that
those amendments will apply automatically to existing
Letters of Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases.  If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases.  The excess concessions
returned to the Distributor will be used to purchase
additional shares for the investor's account at the net
asset value per share in effect on the date of such
purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for
purchases of shares of the Fund and other Oppenheimer funds
by OppenheimerFunds prototype 401(k) plans under a Letter
of Intent. If the intended purchase amount under a Letter
of Intent entered into by an OppenheimerFunds prototype
401(k) plan is not purchased by the plan by the end of the
Letter of Intent period, there will be no adjustment of
concessions paid to the broker-dealer or financial
institution of record for accounts held in the name of that
plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted.  It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period.  All of such purchases
must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent.  For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase).  Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3. If, at the end of the 13-month Letter of Intent
period the total purchases pursuant to the Letter are less
than the intended purchase amount specified in the Letter,
the investor must remit to the Distributor an amount equal
to the difference between the dollar amount of sales
charges actually paid and the amount of sales charges which
would have been paid if the total amount purchased had been
made at a single time.  That sales charge adjustment will
apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges.  Full and fractional shares remaining after such
redemption will be released from escrow.  If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject
            to a Class A initial or contingent deferred
            sales charge or (2) Class B shares of one of
            the other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus.  Asset Builder Plans are available only if
your bank is an ACH member.  Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically.  Normally the debit will be made two
business days prior to the investment dates you selected on
your application.  Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix B to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.  OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund.  However, each class has different shareholder
privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund.  A salesperson who is
entitled to receive compensation from his or her firm for
selling Fund shares may receive different levels of
compensation for selling one class of shares rather than
another.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

      Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value
whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      Class B Conversion. Under current interpretations of
applicable federal income tax law by the Internal Revenue
Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event
for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect.  Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|   Availability of Class N Shares.  In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE
            IRAs),
o     to all rollover contributions made to Individual
            401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B
            to this Statement of Additional Information)
            which have entered into a special agreement
            with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
            or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has
            entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the
            aggregate assets of all such plans invested in
            the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
            that pay for the purchase with the redemption
            proceeds of Class A shares of one or more
            Oppenheimer funds, and
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs.  Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders.  However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses.  General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class.  Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class.  Examples of such expenses include
distribution and service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is assessed on any account valued at less than $500. This
fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the
      automatic conversion of shares from Class B to Class
      A shares;
o     Accounts with an active Asset Builder Plan, payroll
      deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
      that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
      National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
      solely to market fluctuations within the 12-month
      period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September.  This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs.  To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862
           ------------------------
for instructions.

Determination of Net Asset Values Per Share.  The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding.  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.  It may also close on
other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of The Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:
o     Equity securities traded on a U.S. securities
exchange or on NASDAQ(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on NASDAQ, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of Trustees,
               or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures.  If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on NASDAQ, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on NASDAQ on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on NASDAQ on the
valuation date.  If the put, call or future is not traded
on an exchange or on NASDAQ, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received.  If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order.  The shareholder must ask the Transfer Agent for
that privilege at the time of reinvestment. This privilege
does not apply to Class C, Class N or Class Y shares. The
Fund may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.
      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations.  If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares.  When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans.  Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request redemption of
their accounts.  The plan administrator or fiduciary must
sign the request.
      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed.  Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers.  The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers.  Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan.  Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment.  Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent.  Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application.  If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below.  These
provisions may be amended from time to time by the Fund
and/or the Distributor.  When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50. Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

      Automatic Withdrawal Plans.  Fund shares will be
redeemed as necessary to meet withdrawal payments.  Shares
acquired without a sales charge will be redeemed first.
Shares acquired with reinvested dividends and capital gains
distributions will be redeemed next, followed by shares
acquired with a sales charge, to the extent necessary to
make withdrawal payments.  Depending upon the amount
withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date.  Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.
      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect.  The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent.  The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use Class A shares held under the Plan as
collateral for a debt, the Planholder may request issuance
of a portion of the shares in certificated form.  Upon
written request from the Planholder, the Transfer Agent
will determine the number of shares for which a certificate
may be issued without causing the withdrawal checks to
stop. However, should such uncertificated shares become
exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.        Centennial New York Tax Exempt
                                           Trust
      Centennial California Tax Exempt     Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust          Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York        Oppenheimer Pennsylvania Municipal
      Municipals                           Fund
      Oppenheimer California Municipal     Oppenheimer Rochester National
      Fund                                 Municipals
      Oppenheimer Limited Term Municipal   Oppenheimer Senior Floating Rate
      Fund                                 Fund
      Oppenheimer Municipal Bond Fund      Limited Term New York Municipal
                                           Fund
      Oppenheimer New Jersey Municipal     Rochester Fund Municipals
      Fund

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York        Oppenheimer Limited Term Municipal
      Municipals                           Fund
      Oppenheimer California Municipal     Oppenheimer Multiple Strategies
      Fund                                 Fund
      Oppenheimer Capital Income Fund      Oppenheimer New Jersey Municipal
                                           Fund
      Oppenheimer Cash Reserves            Oppenheimer Pennsylvania Municipal
                                           Fund
      Oppenheimer Champion Income Fund     Oppenheimer Principal Protected
                                           Main Street Fund
      Oppenheimer Convertible Securities   Oppenheimer Quest Capital Value
      Fund                                 Fund, Inc.
      Oppenheimer Disciplined Allocation   Oppenheimer Quest International
      Fund                                 Value Fund, Inc.
      Oppenheimer Developing Markets Fund  Oppenheimer Rochester National
                                           Municipals
      Oppenheimer Gold & Special Minerals  Oppenheimer Senior Floating Rate
      Fund                                 Fund
      Oppenheimer International Bond Fund  Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth     Oppenheimer Total Return Bond Fund
      Fund
      Oppenheimer International Small      Limited Term New York Municipal
      Company Fund                         Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
      Fund are not available by exchange of shares of
      Oppenheimer Money Market Fund or Class A shares of
      Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street
      Fund acquired during the Offering Period by
      reinvestment of dividends or distributions from any
      of the other Oppenheimer funds or from any unit
      investment trust for which reinvestment arrangements
      have been made with the Distributor may be exchanged
      at net asset value for shares of any of the
      Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.

o     If any Class A shares of another Oppenheimer fund
that are exchanged for Class A shares of Oppenheimer Senior
Floating Rate Fund are subject to the Class A contingent
deferred sales charge of the other Oppenheimer fund at the
time of exchange, the holding period for that Class A
contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N shares of all Oppenheimer funds are terminated as
an investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
to effect an exchange, the priorities described in "How To
Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales
charge will be followed in determining the order in which
the shares are exchanged. Before exchanging shares,
shareholders should take into account how the exchange may
affect any contingent deferred sales charge that might be
imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account.  The Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

      Processing Exchange Requests. Shares to be exchanged
are redeemed on the regular business day the Transfer Agent
receives an exchange request in proper form (the
"Redemption Date").  Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such
purchases may be delayed by either fund up to five business
days if it determines that it would be disadvantaged by an
immediate transfer of the redemption proceeds.  The Fund
reserves the right, in its discretion, to refuse any
exchange request that may disadvantage it. For example, if
the receipt of multiple exchange requests from a dealer
might require the disposition of portfolio securities at a
time or at a price that might be disadvantageous to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request.  In those cases, only the shares
available for exchange without restriction will be
exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange.  For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another.  "Reinvestment Privilege," above, discusses
some of the tax consequences of reinvestment of redemption
proceeds in such cases.  The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend
rate and there can be no assurance as to the payment of any
dividends or the realization of any capital gains. The
dividends and distributions paid by a class of shares will
vary from time to time depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the Fund or borne separately by a class. Dividends are
calculated in the same manner, at the same time, and on the
same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be
lower than dividends on Class A and Class Y shares. That is
because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will
also differ in amount as a consequence of any difference in
the net asset values of the different classes of shares.

Dividends, distributions and proceeds of the redemption of
Fund shares represented by checks returned to the Transfer
Agent by the Postal Service as undeliverable will be
invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the
return of such checks to the Transfer Agent, to enable the
investor to earn a return on otherwise idle funds.
Unclaimed accounts may be subject to state escheatment
laws, and the Fund and the Transfer Agent will not be
liable to shareholders or their representatives for
compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

      Qualification as a Regulated Investment Company.  The
Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended.  As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its net investment income (that is, taxable interest,
dividends, and other taxable ordinary income, net of
expenses) and capital gain net income (that is, the excess
of net long-term capital gains over net short-term capital
losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from the Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below.  Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under
the Internal Revenue Code, by December 31 each year, the
Fund must distribute 98% of its taxable investment income
earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from
November 1 of the prior year through October 31 of the
current year. If it does not, the Fund must pay an excise
tax on the amounts not distributed. It is presently
anticipated that the Fund will meet those requirements. To
meet this requirement, in certain circumstances the Fund
might be required to liquidate portfolio investments to
make sufficient distributions to avoid excise tax
liability. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in
the best interests of shareholders for the Fund not to make
such distributions at the required levels and to pay the
excise tax on the undistributed amounts. That would reduce
the amount of income or capital gains available for
distribution to shareholders.

      Taxation of Fund Distributions.  The Fund anticipates
distributing substantially all of its investment company
taxable income for each taxable year.  Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction.  The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less.  To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate. If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid. As a result,
each shareholder will be required to report his or her pro
rata share of such gain on their tax return as long-term
capital gain, will receive a refundable tax credit for
his/her pro rata share of tax paid by the Fund on the gain,
and will increase the tax basis for his/her shares by an
amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source.  The United States
has entered into tax treaties with many foreign countries
which entitle the Fund to a reduced rate of, or exemption
from, taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund).  Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 28% (29% for payments after December 31, 2003) of
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
shareholder (1) who has failed to provide a correct
                                            -------
taxpayer identification number or to properly certify that
number when required, (2) who is subject to backup
withholding for failure to report the receipt of interest
or dividend income properly, or (3) who has failed to
certify to the Fund that the shareholder is not subject to
backup withholding or is an "exempt recipient" (such as a
corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares.  All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year.  However, any capital
loss arising from the redemption of shares held for six
months or less will be treated as a long-term capital loss
to the extent of the amount of capital gain dividends
received on those shares. Special holding period rules
under the Internal Revenue Code apply in this case to
determine the holding period of shares and there are limits
on the deductibility of capital losses in any year.

      Foreign Shareholders.  Under U.S. tax law, taxation
of a shareholder who is a foreign person (to include, but
not limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.  If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 28% on ordinary
income dividends, capital gains distributions and the
proceeds of the redemption of shares, paid to any foreign
person. All income and any tax withheld (in this situation)
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein.  Foreign
shareholders are urged to consult their own tax advisors or
the U.S. Internal Revenue Service with respect to the
particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding
taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of
the other Oppenheimer funds and is sub-distributor for
funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the
Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund.  It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates.  The Fund's cash balances with the
custodian in excess of $100,000 are not protected by
federal deposit insurance.  Those uninsured balances at
times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the
independent auditors of the Fund. They audit the Fund's
financial statements and perform other related audit
services.  They also act as auditors for the Manager and
for certain other funds advised by the Manager and its
affiliates.  Audit and non-audit services provided to the
Fund must be pre-approved by the Audit Committee.
Non-audit services provided by Deloitte to the Manager and
certain related companies must also be pre-approved by the
Audit Committee.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of
 Oppenheimer Main Street Opportunity Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Main Street Opportunity Fund, including the statement of investments, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Main Street Opportunity Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 Deloitte & Touche LLP

 Denver, Colorado
 August 21, 2003

STATEMENT OF INVESTMENTS  July 31, 2003

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Common Stocks--99.1%
--------------------------------------------------------------------------------
 Consumer Discretionary--16.2%
--------------------------------------------------------------------------------
 Auto Components--0.5%
 American Axle &
 Manufacturing Holdings,
 Inc. 1                                                   43,600    $  1,262,220
--------------------------------------------------------------------------------
 Autoliv, Inc.                                            23,200         668,160
--------------------------------------------------------------------------------
 Dana Corp.                                              102,700       1,581,580
--------------------------------------------------------------------------------
 Gentex Corp. 1                                           10,000         355,400
--------------------------------------------------------------------------------
 Keystone Automotive
 Industries, Inc. 1                                       13,800         268,410
--------------------------------------------------------------------------------
 Modine Manufacturing
 Co.                                                      22,100         469,404
--------------------------------------------------------------------------------
 Raytech Corp. 1                                           1,600           5,584
--------------------------------------------------------------------------------
 Spartan Motors, Inc.                                     13,700         116,724
--------------------------------------------------------------------------------
 Sports Resorts
 International, Inc. 1                                     2,000           8,120
--------------------------------------------------------------------------------
 Stoneridge, Inc. 1                                       15,200         226,480
--------------------------------------------------------------------------------
 Strattec Security
 Corp. 1                                                   1,000          53,500
--------------------------------------------------------------------------------
 Tenneco Automotive,
 Inc. 1                                                   12,400          63,860
                                                                    ------------
                                                                       5,079,442

--------------------------------------------------------------------------------
 Automobiles--0.2%
 Ford Motor Co.                                           52,500         580,650
--------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                    16,400         768,832
--------------------------------------------------------------------------------
 Thor Industries, Inc.                                     6,100         268,278
                                                                 ---------------
                                                                       1,617,760

--------------------------------------------------------------------------------
 Distributors--0.2%
 Andersons, Inc. (The)                                     5,900          77,349
--------------------------------------------------------------------------------
 Brightpoint, Inc. 1                                      29,800         780,462
--------------------------------------------------------------------------------
 Handleman Co. 1                                          34,000         591,600
--------------------------------------------------------------------------------
 Source Information
 Management
 Co. (The) 1                                               1,300          10,946
                                                                 ---------------
                                                                       1,460,357

--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.8%
 AFC Enterprises, Inc. 1                                   1,900          29,469
--------------------------------------------------------------------------------
 Ambassadors Group,
 Inc. 1                                                    5,200          97,344
--------------------------------------------------------------------------------
 Applebee's International,
 Inc.                                                     42,700       1,362,130
--------------------------------------------------------------------------------
 Aztar Corp. 1                                           117,000       2,208,960

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure Continued
 Bob Evans Farms, Inc.                                    33,100    $    933,420
--------------------------------------------------------------------------------
 Brinker International,
 Inc. 1                                                   18,600         651,000
--------------------------------------------------------------------------------
 California Pizza Kitchen,
 Inc. 1                                                   16,500         288,898
--------------------------------------------------------------------------------
 CBRL Group, Inc.                                         33,800       1,191,112
--------------------------------------------------------------------------------
 CEC Entertainment,
 Inc. 1                                                   15,500         544,825
--------------------------------------------------------------------------------
 Choice Hotels
 International, Inc. 1                                    64,600       1,986,450
--------------------------------------------------------------------------------
 Darden Restaurants,
 Inc.                                                     51,300         959,823
--------------------------------------------------------------------------------
 Dave & Buster's, Inc. 1                                  48,500         529,620
--------------------------------------------------------------------------------
 Dover Downs Gaming &
 Entertainment, Inc.                                      24,300         219,186
--------------------------------------------------------------------------------
 Frisch's Restaurants,
 Inc.                                                      1,000          22,100
--------------------------------------------------------------------------------
 GTech Holdings Corp.                                     42,900       1,654,653
--------------------------------------------------------------------------------
 Isle of Capri Casinos,
 Inc. 1                                                   39,600         678,744
--------------------------------------------------------------------------------
 Jack in the Box, Inc. 1                                   5,600         119,280
--------------------------------------------------------------------------------
 Multimedia Games,
 Inc. 1                                                   49,900       1,125,245
--------------------------------------------------------------------------------
 Navigant International,
 Inc. 1                                                    2,700          38,421
--------------------------------------------------------------------------------
 Outback Steakhouse,
 Inc.                                                     34,300       1,281,105
--------------------------------------------------------------------------------
 P.F. Chang's China Bistro,
 Inc. 1                                                   18,800         909,544
--------------------------------------------------------------------------------
 Panera Bread Co.,
 Cl. A 1                                                   8,400         347,508
--------------------------------------------------------------------------------
 Papa John's International,
 Inc. 1                                                    7,700         202,895
--------------------------------------------------------------------------------
 Rare Hospitality
 International, Inc. 1                                    55,100       1,923,596
--------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                       23,900         543,964
--------------------------------------------------------------------------------
 Ryan's Family Steak
 Houses, Inc. 1                                           87,700       1,183,950
--------------------------------------------------------------------------------
 Scientific Games
 Corp., Cl. A 1                                            3,600          30,240
--------------------------------------------------------------------------------
 Shuffle Master, Inc. 1                                   36,600       1,071,282
--------------------------------------------------------------------------------
 Six Flags, Inc. 1                                        10,500          49,875
--------------------------------------------------------------------------------
 Sonic Corp. 1                                            31,300         764,972
--------------------------------------------------------------------------------
 Starbucks Corp. 1                                        22,500         614,925
--------------------------------------------------------------------------------
 Station Casinos, Inc. 1                                  56,600       1,641,400

11  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure Continued
 Steak n Shake
 Co. (The) 1                                              12,600    $    189,126
--------------------------------------------------------------------------------
 Total Entertainment
 Restaurant Corp. 1                                       22,500         222,750
--------------------------------------------------------------------------------
 Yum! Brands, Inc. 1                                      37,500       1,122,375
                                                                    ------------
                                                                      26,740,187

--------------------------------------------------------------------------------
 Household Durables--2.5%
 Applica, Inc.                                            32,600         267,646
--------------------------------------------------------------------------------
 Beazer Homes USA,
 Inc. 1                                                   24,200       1,867,272
--------------------------------------------------------------------------------
 Blyth, Inc.                                               9,600         251,136
--------------------------------------------------------------------------------
 Boyds Collection
 Ltd. (The) 1                                              1,800           8,082
--------------------------------------------------------------------------------
 Brookfield Homes
 Corp.                                                    44,700         739,338
--------------------------------------------------------------------------------
 Cavco Industries, Inc. 1                                    940          18,096
--------------------------------------------------------------------------------
 Centex Corp.                                             18,800       1,364,316
--------------------------------------------------------------------------------
 CSS Industries, Inc.                                     18,500         469,345
--------------------------------------------------------------------------------
 Department 56, Inc. 1                                    28,400         394,760
--------------------------------------------------------------------------------
 Digital Theater
 Systems, Inc. 1                                          23,900         501,900
--------------------------------------------------------------------------------
 Dominion Homes,
 Inc. 1                                                    2,400          62,640
--------------------------------------------------------------------------------
 Emerson Radio Corp. 1                                    43,900         276,131
--------------------------------------------------------------------------------
 Enesco Group, Inc. 1                                      4,700          35,720
--------------------------------------------------------------------------------
 Fedders Corp.                                            17,500          62,125
--------------------------------------------------------------------------------
 Flexsteel Industries,
 Inc.                                                      1,000          17,530
--------------------------------------------------------------------------------
 Harman International
 Industries, Inc.                                          7,600         635,360
--------------------------------------------------------------------------------
 Helen of Troy Ltd. 1                                     70,500       1,290,150
--------------------------------------------------------------------------------
 Hovnanian Enterprises,
 Inc., Cl. A 1                                            47,200       2,329,320
--------------------------------------------------------------------------------
 Jarden Corp. 1                                           43,500       1,287,165
--------------------------------------------------------------------------------
 KB Home                                                  24,200       1,369,962
--------------------------------------------------------------------------------
 Kimball International,
 Inc., Cl. B                                              11,500         173,305
--------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                    29,500       1,467,920
--------------------------------------------------------------------------------
 M/I Schottenstein
 Homes, Inc.                                              10,200         416,058
--------------------------------------------------------------------------------
 Meritage Corp. 1                                         38,600       1,713,068
--------------------------------------------------------------------------------
 Movado Group, Inc.                                       19,500         450,450
--------------------------------------------------------------------------------
 National Presto
 Industries, Inc.                                          3,000         103,110

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Household Durables Continued
 Newell Rubbermaid,
 Inc.                                                     43,300    $  1,023,179
--------------------------------------------------------------------------------
 Oneida Ltd.                                              16,300          99,593
--------------------------------------------------------------------------------
 Palm Harbor Homes,
 Inc. 1                                                    3,500          63,350
--------------------------------------------------------------------------------
 Ryland Group,
 Inc. (The)                                               20,000       1,297,800
--------------------------------------------------------------------------------
 Standard Pacific Corp.                                   40,700       1,383,800
--------------------------------------------------------------------------------
 Stanley Furniture
 Co., Inc.                                                 1,000          26,640
--------------------------------------------------------------------------------
 Technical Olympic
 USA, Inc. 1                                               3,000          77,550
--------------------------------------------------------------------------------
 Toro Co. (The)                                           46,400       1,855,072
--------------------------------------------------------------------------------
 William Lyon Homes,
 Inc. 1                                                    9,100         318,045
--------------------------------------------------------------------------------
 Yankee Candle,
 Inc. (The) 1                                             20,500         492,410
                                                                    ------------
                                                                      24,209,344

--------------------------------------------------------------------------------
 Internet & Catalog Retail--0.1%
 FTD, Inc., Cl. A 1                                        2,300          57,270
--------------------------------------------------------------------------------
 J. Jill Group, Inc. 1                                    32,150         452,029
--------------------------------------------------------------------------------
 PC Connection, Inc. 1                                     5,300          49,502
--------------------------------------------------------------------------------
 School Specialty, Inc. 1                                  9,500         263,435
                                                                    ------------
                                                                         822,236

--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.0%
 Action Performance
 Cos., Inc.                                               79,500       1,722,765
--------------------------------------------------------------------------------
 Callaway Golf Co.                                        78,000       1,205,880
--------------------------------------------------------------------------------
 Eastman Kodak Co.                                        41,500       1,146,645
--------------------------------------------------------------------------------
 Hasbro, Inc.                                             91,100       1,717,235
--------------------------------------------------------------------------------
 MarineMax, Inc. 1                                        21,900         303,315
--------------------------------------------------------------------------------
 Marvel Enterprises,
 Inc. 1                                                   85,000       1,666,000
--------------------------------------------------------------------------------
 Mattel, Inc.                                             56,700       1,101,681
--------------------------------------------------------------------------------
 Oakley, Inc. 1                                            5,800          65,482
--------------------------------------------------------------------------------
 RC2 Corp. 1                                              40,500         638,280
--------------------------------------------------------------------------------
 SCP Pool Corp. 1                                         12,000         465,120
                                                                    ------------
                                                                      10,032,403

--------------------------------------------------------------------------------
 Media--0.8%
 Advo, Inc. 1                                              8,300         385,535
--------------------------------------------------------------------------------
 AOL Time Warner,
 Inc. 1                                                   19,000         293,170

12  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Media Continued
 APAC Teleservices,
 Inc. 1                                                   10,100    $     28,381
--------------------------------------------------------------------------------
 Comcast Corp., Cl. A 1                                   22,000         667,040
--------------------------------------------------------------------------------
 Courier Corp.                                             3,100         161,820
--------------------------------------------------------------------------------
 Digital Generation
 Systems, Inc. 1                                          25,800          57,534
--------------------------------------------------------------------------------
 Getty Images, Inc. 1                                     50,000       1,906,500
--------------------------------------------------------------------------------
 Grey Global Group,
 Inc.                                                      2,000       1,560,000
--------------------------------------------------------------------------------
 Hollinger International,
 Inc.                                                     12,300         140,466
--------------------------------------------------------------------------------
 Interactive Data Corp. 1                                 10,500         175,455
--------------------------------------------------------------------------------
 R.H. Donnelley Corp. 1                                    9,800         387,100
--------------------------------------------------------------------------------
 Thomas Nelson, Inc. 1                                     3,700          47,989
--------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1                                    12,500         544,000
--------------------------------------------------------------------------------
 Washington Post
 Co. (The), Cl. B                                          2,100       1,419,600
                                                                    ------------
                                                                       7,774,590

--------------------------------------------------------------------------------
 Multiline Retail--0.1%
 Dollar Tree Stores, Inc. 1                               24,400         894,992
--------------------------------------------------------------------------------
 Specialty Retail--6.1%
 Abercrombie & Fitch
 Co., Cl. A 1                                             41,400       1,328,526
--------------------------------------------------------------------------------
 Aeropostale, Inc. 1                                      60,900       1,592,535
--------------------------------------------------------------------------------
 America's Car-Mart,
 Inc. 1                                                    1,200          22,506
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                         28,000       2,331,280
--------------------------------------------------------------------------------
 Bed Bath & Beyond,
 Inc. 1                                                    7,100         274,699
--------------------------------------------------------------------------------
 Big 5 Sporting Goods
 Corp. 1                                                   1,300          19,098
--------------------------------------------------------------------------------
 Blair Corp.                                              20,300         457,562
--------------------------------------------------------------------------------
 Bombay Co.,
 Inc. (The) 1                                            161,500       1,619,845
--------------------------------------------------------------------------------
 Brookstone, Inc. 1                                       45,900       1,051,110
--------------------------------------------------------------------------------
 Building Materials
 Holding Corp.                                            28,600         381,810
--------------------------------------------------------------------------------
 Cache, Inc. 1                                             2,000          39,240
--------------------------------------------------------------------------------
 Christopher & Banks
 Corp. 1                                                  11,300         446,915
--------------------------------------------------------------------------------
 Claire's Stores, Inc.                                    75,100       2,050,230
--------------------------------------------------------------------------------
 Cole National Corp. 1                                    31,600         356,448
--------------------------------------------------------------------------------
 Cost Plus, Inc. 1                                        25,900         965,293
--------------------------------------------------------------------------------
 CSK Auto Corp. 1                                         24,700         365,560

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Specialty Retail Continued
 Deb Shops, Inc.                                          16,900    $    329,550
--------------------------------------------------------------------------------
 Dress Barn, Inc. (The) 1                                 39,600         517,968
--------------------------------------------------------------------------------
 Finish Line, Inc.
 (The), Cl. A 1                                           62,700       1,402,599
--------------------------------------------------------------------------------
 Footstar, Inc. 1                                         60,900         689,997
--------------------------------------------------------------------------------
 GameStop Corp. 1                                         22,400         304,640
--------------------------------------------------------------------------------
 Gap, Inc. (The)                                         110,000       1,978,900
--------------------------------------------------------------------------------
 Goody's Family
 Clothing, Inc.                                           24,000         198,480
--------------------------------------------------------------------------------
 Guitar Center, Inc. 1                                     5,000         168,500
--------------------------------------------------------------------------------
 Gymboree Corp. 1                                         79,000       1,175,520
--------------------------------------------------------------------------------
 Hancock Fabrics, Inc.                                    27,600         496,800
--------------------------------------------------------------------------------
 Haverty Furniture
 Cos., Inc.                                                1,300          21,515
--------------------------------------------------------------------------------
 Hibbett Sporting
 Goods, Inc. 1                                            14,500         327,845
--------------------------------------------------------------------------------
 Hollywood Entertainment
 Corp. 1                                                  33,300         557,442
--------------------------------------------------------------------------------
 Home Depot, Inc.                                        115,000       3,588,000
--------------------------------------------------------------------------------
 Hot Topic, Inc. 1                                        66,200       1,913,180
--------------------------------------------------------------------------------
 Jo-Ann Stores,
 Inc., Cl. A 1                                            26,600         719,530
--------------------------------------------------------------------------------
 Jos. A. Banks Clothiers,
 Inc. 1                                                   41,500       1,626,800
--------------------------------------------------------------------------------
 Loehmann's Holdings,
 Inc. 1                                                   12,100         181,379
--------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                        19,500         927,420
--------------------------------------------------------------------------------
 Men's Wearhouse,
 Inc. (The) 1                                             65,100       1,647,681
--------------------------------------------------------------------------------
 Monro Muffler Brake,
 Inc. 1                                                   14,000         439,040
--------------------------------------------------------------------------------
 Mothers Work, Inc. 1                                      1,600          53,344
--------------------------------------------------------------------------------
 Movie Gallery, Inc. 1                                    88,250       1,765,000
--------------------------------------------------------------------------------
 NetFlix.com, Inc. 1                                      35,000         917,000
--------------------------------------------------------------------------------
 Pacific Sunwear of
 California, Inc. 1                                       70,000       2,124,500
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                     61,000       1,134,600
--------------------------------------------------------------------------------
 Regis Corp.                                              43,300       1,333,207
--------------------------------------------------------------------------------
 Ross Stores, Inc.                                        35,700       1,631,490
--------------------------------------------------------------------------------
 Select Comfort Corp. 1                                   75,400       1,658,046
--------------------------------------------------------------------------------
 Sharper Image Corp. 1                                    93,500       2,629,314
--------------------------------------------------------------------------------
 Shoe Carnival, Inc. 1                                    31,100         431,046
--------------------------------------------------------------------------------
 Sonic Automotive,
 Inc. 1                                                   31,000         795,150

13  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Specialty Retail Continued
 Sports Authority,
 Inc. (The) 1                                             72,500    $    790,250
--------------------------------------------------------------------------------
 Staples, Inc. 1                                         115,300       2,322,142
--------------------------------------------------------------------------------
 Syms Corp. 1                                              5,400          36,990
--------------------------------------------------------------------------------
 TBC Corp. 1                                              56,000       1,123,360
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                     70,500       1,371,225
--------------------------------------------------------------------------------
 Tractor Supply Co. 1                                     30,300       1,678,317
--------------------------------------------------------------------------------
 Tuesday Morning
 Corp. 1                                                  72,500       2,057,550
--------------------------------------------------------------------------------
 United Auto
 Group, Inc. 1                                             9,800         223,832
--------------------------------------------------------------------------------
 Weight Watchers
 International, Inc. 1                                    16,900         758,810
--------------------------------------------------------------------------------
 Williams-Sonoma, Inc. 1                                  39,300       1,110,225
                                                                    ------------
                                                                      58,460,841

--------------------------------------------------------------------------------
 Textiles, Apparel & Luxury Goods--1.9%
 Ashworth, Inc. 1                                          3,400          24,072
--------------------------------------------------------------------------------
 Brown Shoe Co., Inc.                                     39,700       1,184,251
--------------------------------------------------------------------------------
 Cherokee, Inc. 1                                         10,400         197,496
--------------------------------------------------------------------------------
 Coach, Inc. 1                                            34,400       1,823,200
--------------------------------------------------------------------------------
 Columbia Sportswear
 Co. 1                                                    19,200       1,017,408
--------------------------------------------------------------------------------
 Culp, Inc. 1                                             17,200         129,860
--------------------------------------------------------------------------------
 DHB Industries, Inc. 1                                    8,600          36,550
--------------------------------------------------------------------------------
 Hampshire Group
 Ltd. 1                                                    1,000          31,125
--------------------------------------------------------------------------------
 K-Swiss, Inc., Cl. A                                     53,100       2,000,224
--------------------------------------------------------------------------------
 Kellwood Co.                                             61,300       2,013,705
--------------------------------------------------------------------------------
 Kenneth Cole
 Productions, Inc., Cl. A 1                               15,700         389,517
--------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                      54,000       1,859,220
--------------------------------------------------------------------------------
 OshKosh B'Gosh, Inc.,
 Cl. A                                                    17,700         453,120
--------------------------------------------------------------------------------
 Perry Ellis International,
 Inc. 1                                                    6,000         141,840
--------------------------------------------------------------------------------
 Quicksilver, Inc. 1                                      27,500         475,200
--------------------------------------------------------------------------------
 Russell Corp.                                            59,400       1,182,654
--------------------------------------------------------------------------------
 Steven Madden Ltd. 1                                     35,300         678,819
--------------------------------------------------------------------------------
 Timberland Co., Cl. A 1                                  34,700       1,555,254
--------------------------------------------------------------------------------
 Tommy Hilfiger Corp. 1                                  153,500       1,596,400
--------------------------------------------------------------------------------
 Warnaco Group,
 Inc. (The) 1                                              5,200          81,900
--------------------------------------------------------------------------------
 Weyco Group, Inc.                                           200           9,700

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods Continued
Wolverine World Wide,
 Inc.                                                     53,100    $  1,014,210
                                                                    ------------
                                                                      17,895,725

--------------------------------------------------------------------------------
 Consumer Staples--6.0%
--------------------------------------------------------------------------------
 Beverages--1.1%
 Anheuser-Busch
 Cos., Inc.                                               22,700       1,176,314
--------------------------------------------------------------------------------
 Coca-Cola Bottling Co.
 Consolidated                                              4,700         261,555
--------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                      79,700       3,584,109
--------------------------------------------------------------------------------
 Coca-Cola Enterprises,
 Inc.                                                     58,400         995,720
--------------------------------------------------------------------------------
 National Beverage
 Corp. 1                                                   2,200          30,976
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           100,000       4,607,000
                                                                    ------------
                                                                      10,655,674

--------------------------------------------------------------------------------
 Food & Staples Retailing--1.4%
 Albertson's, Inc.                                        46,800         882,648
--------------------------------------------------------------------------------
 Arden Group, Inc.,
 Cl A 1                                                      600          38,850
--------------------------------------------------------------------------------
 Casey's General Stores,
 Inc.                                                     23,000         352,360
--------------------------------------------------------------------------------
 Chronimed, Inc. 1                                        22,500         258,075
--------------------------------------------------------------------------------
 Great Atlantic & Pacific
 Tea Co., Inc. (The) 1                                    38,300         334,359
--------------------------------------------------------------------------------
 Pantry, Inc. (The) 1                                      2,000          18,980
--------------------------------------------------------------------------------
 Pathmark Stores, Inc. 1                                  39,700         297,595
--------------------------------------------------------------------------------
 Ruddick Corp.                                            69,800       1,144,720
--------------------------------------------------------------------------------
 Smart & Final, Inc. 1                                    18,000          94,500
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                   145,000       8,106,950
--------------------------------------------------------------------------------
 Weis Markets, Inc.                                       17,500         572,600
--------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                                  85,900         984,414
                                                                    ------------
                                                                      13,086,051

--------------------------------------------------------------------------------
 Food Products--1.4%
 Campbell Soup Co.                                        37,700         910,455
--------------------------------------------------------------------------------
 Central Garden &
 Pet Co. 1                                                28,700         787,528
--------------------------------------------------------------------------------
 Corn Products
 International, Inc.                                       2,400          75,120
--------------------------------------------------------------------------------
 Del Monte Foods Co. 1                                    60,200         526,750
--------------------------------------------------------------------------------
 Flowers Foods, Inc.                                      55,950       1,138,583

14  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Food Products Continued
 Fresh Del Monte
 Produce, Inc.                                            64,700    $  1,800,601
--------------------------------------------------------------------------------
 Hershey Foods Corp.                                      18,200       1,325,142
--------------------------------------------------------------------------------
 International Multifoods
 Corp. 1                                                  14,700         367,500
--------------------------------------------------------------------------------
 J&J Snack Foods Corp. 1                                  23,400         792,792
--------------------------------------------------------------------------------
 Kellogg Co.                                               7,000         240,310
--------------------------------------------------------------------------------
 Kraft Foods, Inc., Cl. A                                 40,600       1,129,086
--------------------------------------------------------------------------------
 Lancaster Colony
 Corp.                                                     5,800         232,580
--------------------------------------------------------------------------------
 M&F Worldwide
 Corp. 1                                                 102,700         877,058
--------------------------------------------------------------------------------
 Omega Protein Corp. 1                                   132,600         842,010
--------------------------------------------------------------------------------
 Peet's Coffee & Tea,
 Inc. 1                                                   51,300         941,355
--------------------------------------------------------------------------------
 Pilgrim's Pride Corp.,
 Cl. B                                                     3,300          41,976
--------------------------------------------------------------------------------
 Ralcorp Holdings, Inc. 1                                 10,800         292,032
--------------------------------------------------------------------------------
 Riviana Foods, Inc.                                       1,000          29,900
--------------------------------------------------------------------------------
 Sanderson Farms, Inc.                                    12,500         370,000
--------------------------------------------------------------------------------
 Sanfilippo (John B.) &
 Son, Inc. 1                                               4,500          67,905
--------------------------------------------------------------------------------
 Sara Lee Corp.                                           20,500         383,145
--------------------------------------------------------------------------------
 Seminis, Inc. 1                                           5,800          21,112
--------------------------------------------------------------------------------
 Sensient Technologies
 Corp.                                                     5,200         111,124
--------------------------------------------------------------------------------
 Virbac Corp. 1                                            1,700          10,166
--------------------------------------------------------------------------------
 Wm. Wrigley Jr. Co.                                      10,100         548,329
                                                                    ------------
                                                                      13,862,559

--------------------------------------------------------------------------------
 Household Products--1.3%
 Chattem, Inc.                                            75,800       1,326,500
--------------------------------------------------------------------------------
 Clorox Co. (The)                                          4,000         173,560
--------------------------------------------------------------------------------
 Colgate-Palmolive Co.                                    40,000       2,184,000
--------------------------------------------------------------------------------
 Energizer Holdings,
 Inc. 1                                                   20,500         702,125
--------------------------------------------------------------------------------
 Nu Skin Asia Pacific,
 Inc., Cl. A                                              18,500         214,415
--------------------------------------------------------------------------------
 Playtex Products, Inc. 1                                 17,400         118,494
--------------------------------------------------------------------------------
 Procter & Gamble
 Corp. (The)                                              75,000       6,590,250
--------------------------------------------------------------------------------
 WD-40 Co.                                                38,200       1,101,306
                                                                 ---------------
                                                                      12,410,650

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Personal Products--0.4%
 Del Laboratories, Inc.                                    9,175    $    233,504
--------------------------------------------------------------------------------
 Estee Lauder Cos., Inc.
 (The), Cl. A                                             55,000       2,053,150
--------------------------------------------------------------------------------
 First Years, Inc. (The)                                  12,200         151,280
--------------------------------------------------------------------------------
 Gillette Co.                                             16,400         504,464
--------------------------------------------------------------------------------
 Nature's Sunshine
 Products, Inc.                                            5,700          45,600
--------------------------------------------------------------------------------
 USANA Health Sciences,
 Inc. 1                                                   22,500         814,500
                                                                    ------------
                                                                       3,802,498

--------------------------------------------------------------------------------
 Tobacco--0.4%
 Altria Group, Inc.                                       50,000       2,000,500
--------------------------------------------------------------------------------
 Loews Corp./Carolina
 Group                                                    17,400         436,392
--------------------------------------------------------------------------------
 Schweitzer-Mauduit
 International, Inc.                                      28,000         706,720
--------------------------------------------------------------------------------
 Standard Commercial
 Corp.                                                    38,300         673,314
                                                                    ------------
                                                                       3,816,926

--------------------------------------------------------------------------------
 Energy--6.7%
--------------------------------------------------------------------------------
 Energy Equipment & Services--0.9%
 Cal Dive International,
 Inc. 1                                                    5,400         106,920
--------------------------------------------------------------------------------
 Ensign Resource Service
 Group, Inc.                                              95,000       1,312,089
--------------------------------------------------------------------------------
 FMC Technologies,
 Inc. 1                                                   50,000       1,123,000
--------------------------------------------------------------------------------
 Gulf Island Fabrication,
 Inc. 1                                                   28,300         423,085
--------------------------------------------------------------------------------
 Gulfmark Offshore,
 Inc. 1                                                   11,000         155,100
--------------------------------------------------------------------------------
 Key Energy Services,
 Inc. 1                                                   27,800         258,818
--------------------------------------------------------------------------------
 Offshore Logistics, Inc. 1                                4,000          85,000
--------------------------------------------------------------------------------
 Oil States International,
 Inc. 1                                                  160,000       1,800,000
--------------------------------------------------------------------------------
 Trican Well Service
 Ltd. 1                                                   70,000         979,230
--------------------------------------------------------------------------------
 Trican Well Service
 Ltd. 1                                                   60,000         839,340
--------------------------------------------------------------------------------
 Unit Corp. 1                                             79,100       1,547,987
--------------------------------------------------------------------------------
 Willbros Group, Inc. 1                                    8,600          82,130
                                                                    ------------
                                                                       8,712,699

15  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Oil & Gas--5.8%
 Amerada Hess Corp.                                       21,000    $    986,370
--------------------------------------------------------------------------------
 Anadarko Petroleum
 Corp.                                                     6,700         293,460
--------------------------------------------------------------------------------
 Apache Corp.                                              6,515         403,669
--------------------------------------------------------------------------------
 Baytex Energy Ltd. 1                                     97,500         824,587
--------------------------------------------------------------------------------
 BlackRock Ventures,
 Inc. 1                                                  550,000       1,101,367
--------------------------------------------------------------------------------
 Brigham Exploration
 Co. 1                                                     2,000          10,000
--------------------------------------------------------------------------------
 Brown (Tom), Inc. 1                                      49,000       1,242,150
--------------------------------------------------------------------------------
 Burlington Resources,
 Inc.                                                     28,100       1,297,377
--------------------------------------------------------------------------------
 Callon Petroleum Co. 1                                   37,600         251,920
--------------------------------------------------------------------------------
 Canadian Superior
 Energy, Inc. 1                                        1,200,000       1,601,988
--------------------------------------------------------------------------------
 Chesapeake Energy
 Corp.                                                   200,000       1,914,000
--------------------------------------------------------------------------------
 ChevronTexaco Corp.                                      35,000       2,523,850
--------------------------------------------------------------------------------
 Cimarex Energy Co. 1                                     71,593       1,439,735
--------------------------------------------------------------------------------
 Clear Energy, Inc. 1                                    264,466         516,443
--------------------------------------------------------------------------------
 Compton Petroleum
 Corp. 1                                                 175,300         709,540
--------------------------------------------------------------------------------
 Comstock Resources,
 Inc. 1                                                    3,500          44,975
--------------------------------------------------------------------------------
 Crescent Point Energy
 Ltd., Cl. A 1                                           179,025         807,249
--------------------------------------------------------------------------------
 Devon Energy Corp.                                       20,260         959,716
--------------------------------------------------------------------------------
 Dominion Resources
 Black Warrior Trust                                       3,200          91,840
--------------------------------------------------------------------------------
 Enbridge Energy
 Management LLC                                           15,569         696,713
--------------------------------------------------------------------------------
 Encore Acquisition
 Co. 1                                                       600          11,106
--------------------------------------------------------------------------------
 Esprit Exploration
 Ltd. 1,2                                                361,200         651,481
--------------------------------------------------------------------------------
 Esprit Exploration Ltd. 1                               213,800         385,622
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                        80,000       2,846,400
--------------------------------------------------------------------------------
 Forest Oil Corp. 1                                       35,000         799,050
--------------------------------------------------------------------------------
 Frontier Oil Corp.                                      100,000       1,516,000
--------------------------------------------------------------------------------
 Holly Corp.                                              65,000       1,818,050
--------------------------------------------------------------------------------
 Houston Exploration
 Co. 1                                                     9,300         298,623
--------------------------------------------------------------------------------
 Impact Energy, Inc. 1                                   425,000         446,654
--------------------------------------------------------------------------------
 KCS Energy, Inc. 1                                       21,300         106,926

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Oil & Gas Continued
 Magnum Hunter
 Resources, Inc. 1                                        12,200    $     92,110
--------------------------------------------------------------------------------
 Maritrans, Inc.                                          40,000         638,000
--------------------------------------------------------------------------------
 Murphy Oil Corp.                                         35,720       1,763,854
--------------------------------------------------------------------------------
 Newfield Exploration
 Co. 1                                                    40,000       1,445,200
--------------------------------------------------------------------------------
 Noble Energy, Inc.                                       35,000       1,277,500
--------------------------------------------------------------------------------
 Occidental Petroleum
 Corp.                                                    30,000         980,700
--------------------------------------------------------------------------------
 OMI Corp. 1                                             340,600       2,319,486
--------------------------------------------------------------------------------
 Paramount Energy
 Trust                                                   105,408         754,492
--------------------------------------------------------------------------------
 Paramount Resources
 Ltd.                                                    160,000       1,075,945
--------------------------------------------------------------------------------
 Patina Oil & Gas Corp.                                    7,875         236,880
--------------------------------------------------------------------------------
 Penn Virginia Corp.                                      13,400         577,406
--------------------------------------------------------------------------------
 Pioneer Natural
 Resources Co. 1                                          50,900       1,221,600
--------------------------------------------------------------------------------
 Pogo Producing Co.                                       40,000       1,692,000
--------------------------------------------------------------------------------
 Premcor, Inc. 1                                          20,000         436,200
--------------------------------------------------------------------------------
 Progress Energy Ltd. 1                                  142,500         975,466
--------------------------------------------------------------------------------
 Purcell Energy Ltd. 1                                   391,600         709,093
--------------------------------------------------------------------------------
 Quicksilver Resources,
 Inc. 1                                                   10,000         239,500
--------------------------------------------------------------------------------
 Real Resources, Inc. 1                                  109,600         361,896
--------------------------------------------------------------------------------
 Remington Oil &
 Gas Corp. 1                                              37,300         690,796
--------------------------------------------------------------------------------
 Rio Alto Resources
 International, Inc. 1                                   331,300         195,263
--------------------------------------------------------------------------------
 Spinnaker Exploration
 Co. 1                                                    21,900         478,515
--------------------------------------------------------------------------------
 Stelmar Shipping Ltd. 1                                  18,800         317,156
--------------------------------------------------------------------------------
 Stone Energy Corp. 1                                     30,200       1,166,022
--------------------------------------------------------------------------------
 Talisman Energy, Inc.                                    30,000       1,286,703
--------------------------------------------------------------------------------
 Teekay Shipping Corp.                                    20,000         881,600
--------------------------------------------------------------------------------
 Tesoro Petroleum
 Corp. 1                                                 100,000         695,000
--------------------------------------------------------------------------------
 Upton Resources, Inc. 1                                 280,000         747,595
--------------------------------------------------------------------------------
 Valero Energy Corp.                                      65,000       2,366,000
--------------------------------------------------------------------------------
 Western Gas Resources,
 Inc.                                                     45,000       1,707,300
--------------------------------------------------------------------------------
 Westport Resources
 Corp. 1                                                  12,700         263,525

16 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Oil & Gas Continued
 XTO Energy, Inc.                                         67,866    $  1,309,814
                                                                    ------------
                                                                      55,499,478

--------------------------------------------------------------------------------
 Financials--17.2%
--------------------------------------------------------------------------------
 Capital Markets--0.3%
 Mellon Financial Corp.                                   80,000       2,420,000
--------------------------------------------------------------------------------
 Commercial Banks--9.6%
 Allegiant Bancorp, Inc.                                   2,000          45,000
--------------------------------------------------------------------------------
 Alliance Financial
 Corp.                                                     1,500          44,475
--------------------------------------------------------------------------------
 AmericanWest
 Bancorporation                                           14,300         261,104
--------------------------------------------------------------------------------
 AmSouth Bancorp                                          70,900       1,536,403
--------------------------------------------------------------------------------
 Anchor BanCorp
 Wisconsin, Inc.                                          22,000         531,300
--------------------------------------------------------------------------------
 Arrow Financial Corp.                                    10,162         339,716
--------------------------------------------------------------------------------
 Bank Mutual Corp.                                        14,600         540,200
--------------------------------------------------------------------------------
 Bank of America Corp.                                    86,000       7,101,020
--------------------------------------------------------------------------------
 Bank of the Ozarks,
 Inc.                                                      5,600         213,920
--------------------------------------------------------------------------------
 Bank One Corp.                                           72,600       2,872,056
--------------------------------------------------------------------------------
 Banknorth Group, Inc.                                     5,167         142,609
--------------------------------------------------------------------------------
 BankUnited Financial
 Corp., Cl. A 1                                           54,100       1,109,050
--------------------------------------------------------------------------------
 Bay View Capital
 Corp. 1                                                   4,900          29,400
--------------------------------------------------------------------------------
 Berkshire Hills Bancorp,
 Inc.                                                      2,700          81,810
--------------------------------------------------------------------------------
 Brookline Bancorp, Inc.                                   2,200          32,758
--------------------------------------------------------------------------------
 Bryn Mawr Bank Corp.                                      1,000          40,600
--------------------------------------------------------------------------------
 C&F Financial Corp.                                       1,000          44,100
--------------------------------------------------------------------------------
 Camco Financial Corp.                                     7,400         131,350
--------------------------------------------------------------------------------
 Camden National
 Corp.                                                     1,800          50,310
--------------------------------------------------------------------------------
 Capital City Bank
 Group, Inc.                                               6,875         250,174
--------------------------------------------------------------------------------
 Capital Crossing Bank 1                                   2,200          65,670
--------------------------------------------------------------------------------
 Cascade Bancorp                                           9,700         176,152
--------------------------------------------------------------------------------
 Cathay Bancorp, Inc.                                      3,100         150,505
--------------------------------------------------------------------------------
 CB Bancshares, Inc.                                       8,250         506,880
--------------------------------------------------------------------------------
 Charter One Financial,
 Inc.                                                     44,200       1,437,384
--------------------------------------------------------------------------------
 Chester Valley Bancorp,
 Inc.                                                      1,400          26,277

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 Citizens First Bancorp,
 Inc.                                                      9,200      $  199,640
--------------------------------------------------------------------------------
 City Holding Co.                                         21,500         698,535
--------------------------------------------------------------------------------
 CNB Florida Bancshares,
 Inc.                                                      4,100          66,010
--------------------------------------------------------------------------------
 Coastal Financial Corp.                                   1,870          27,115
--------------------------------------------------------------------------------
 Columbia Bancorp,
 Eastern US                                                2,700          74,250
--------------------------------------------------------------------------------
 Columbia Banking
 System, Inc.                                             27,700         513,004
--------------------------------------------------------------------------------
 Commercial Bankshares,
 Inc.                                                      1,400          47,208
--------------------------------------------------------------------------------
 Community Bank
 System, Inc.                                             14,300         603,460
--------------------------------------------------------------------------------
 Community First
 Bankshares, Inc.                                         26,400         725,208
--------------------------------------------------------------------------------
 Community Trust
 Bancorp, Inc.                                             4,500         129,015
--------------------------------------------------------------------------------
 Compass Bancshares,
 Inc.                                                     32,000       1,081,280
--------------------------------------------------------------------------------
 Connecticut Bancshares,
 Inc.                                                      6,900         352,452
--------------------------------------------------------------------------------
 CVB Financial Corp.                                       8,987         177,134
--------------------------------------------------------------------------------
 Dime Community
 Bancshares, Inc.                                         66,400       1,646,720
--------------------------------------------------------------------------------
 East West Bancorp,
 Inc.                                                     26,400       1,141,272
--------------------------------------------------------------------------------
 EverTrust Financial
 Group, Inc.                                               1,000          25,700
--------------------------------------------------------------------------------
 Fidelity Bankshares,
 Inc.                                                     22,749         545,749
--------------------------------------------------------------------------------
 First BanCorp,
 Puerto Rico                                              34,000       1,025,100
--------------------------------------------------------------------------------
 First Citizens BancShares,
 Inc., Cl. A                                               1,100         126,500
--------------------------------------------------------------------------------
 First Community
 Bancshares, Inc.                                         18,260         675,620
--------------------------------------------------------------------------------
 First Defiance Financial
 Corp.                                                     1,100          23,375
--------------------------------------------------------------------------------
 First Federal Capital
 Corp.                                                    39,400         810,852
--------------------------------------------------------------------------------
 First Federal Financial
 Corp. of Kentucky                                         1,020          33,007
--------------------------------------------------------------------------------
 First Financial Holdings,
 Inc.                                                     25,200         738,108
--------------------------------------------------------------------------------
 First Merchants Corp.                                     4,500         117,630

17 | OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 First Midwest Bancorp,
 Inc.                                                     11,825    $    354,040
--------------------------------------------------------------------------------
 First National Corp.                                      1,900          51,642
--------------------------------------------------------------------------------
 First Oak Brook
 Bancshares, Inc.                                          4,700         170,375
--------------------------------------------------------------------------------
 First Place Financial
 Corp.                                                     4,800          85,104
--------------------------------------------------------------------------------
 First SecurityFed
 Financial, Inc.                                           1,000          25,180
--------------------------------------------------------------------------------
 First Sentinel Bancorp,
 Inc.                                                      8,200         131,856
--------------------------------------------------------------------------------
 First Tennessee National
 Corp.                                                    34,500       1,480,050
--------------------------------------------------------------------------------
 Firstbank Corp.                                           1,500          54,000
--------------------------------------------------------------------------------
 FirstFed America
 Bancorp, Inc.                                            23,000         453,100
--------------------------------------------------------------------------------
 FirstFed Financial
 Corp. 1                                                  10,100         382,790
--------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                                  113,700       2,252,397
--------------------------------------------------------------------------------
 FloridaFirst Bancorp,
 Inc.                                                      2,500          60,500
--------------------------------------------------------------------------------
 Flushing Financial
 Corp.                                                    41,400         885,463
--------------------------------------------------------------------------------
 FNB Corp.,
 North Carolina                                            2,500          71,250
--------------------------------------------------------------------------------
 Foothill Independent
 Bancorp                                                   3,500          67,830
--------------------------------------------------------------------------------
 Franklin Financial
 Corp.                                                       500          15,250
--------------------------------------------------------------------------------
 GA Financial, Inc.                                        4,200         111,300
--------------------------------------------------------------------------------
 Glacier Bancorp, Inc.                                    10,730         298,820
--------------------------------------------------------------------------------
 Golden West Financial
 Corp.                                                    25,000       2,065,000
--------------------------------------------------------------------------------
 Great Southern
 Bancorp, Inc.                                             3,200         130,880
--------------------------------------------------------------------------------
 Greater Delaware Valley
 Savings Bank                                              3,200          79,200
--------------------------------------------------------------------------------
 Greenpoint Financial
 Corp.                                                     6,600         331,716
--------------------------------------------------------------------------------
 Hancock Holding Co.                                       3,800         180,196
--------------------------------------------------------------------------------
 Hanmi Financial Corp.                                    16,700         304,775
--------------------------------------------------------------------------------
 Harbor Florida
 Bancshares, Inc.                                         62,400       1,616,784
--------------------------------------------------------------------------------
 Hawthorne Financial
 Corp. 1                                                  20,600         731,506

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 Heritage Commerce
 Corp. 1                                                   1,800    $     22,410
--------------------------------------------------------------------------------
 Home Federal
 Bancorp                                                  21,800         566,800
--------------------------------------------------------------------------------
 Horizon Financial
 Corp.                                                     1,300          22,074
--------------------------------------------------------------------------------
 Hudson United
 Bancorp                                                  34,900       1,274,897
--------------------------------------------------------------------------------
 Huntington Bancshares,
 Inc.                                                     68,500       1,400,140
--------------------------------------------------------------------------------
 IBERIABANK Corp.                                         21,300       1,086,513
--------------------------------------------------------------------------------
 Independence Community
 Bank Corp.                                               39,000       1,270,620
--------------------------------------------------------------------------------
 Independent Bank Corp.,
 Michigan                                                 30,385         831,334
--------------------------------------------------------------------------------
 International Bancshares
 Corp.                                                    16,475         629,345
--------------------------------------------------------------------------------
 Irwin Financial Corp.                                     6,200         144,460
--------------------------------------------------------------------------------
 ITLA Capital Corp. 1                                      9,300         415,152
--------------------------------------------------------------------------------
 KeyCorp                                                  25,900         696,969
--------------------------------------------------------------------------------
 Klamath First Bancorp,
 Inc.                                                        703          14,172
--------------------------------------------------------------------------------
 Lakeland Financial
 Corp.                                                     1,000          31,980
--------------------------------------------------------------------------------
 Local Financial Corp. 1                                  22,200         373,848
--------------------------------------------------------------------------------
 Macatawa Bank Corp.                                       2,310          57,727
--------------------------------------------------------------------------------
 MAF Bancorp, Inc.                                        40,500       1,620,000
--------------------------------------------------------------------------------
 MainSource Financial
 Group, Inc.                                               2,700          71,523
--------------------------------------------------------------------------------
 MB Financial, Inc.                                        1,400          59,500
--------------------------------------------------------------------------------
 Mercantile Bank Corp.                                     1,900          65,170
--------------------------------------------------------------------------------
 Mid-State Bancshares                                      7,100         143,917
--------------------------------------------------------------------------------
 MutualFirst Financial,
 Inc.                                                      2,400          59,760
--------------------------------------------------------------------------------
 Nara Bancorp, Inc.                                       34,400         650,504
--------------------------------------------------------------------------------
 NASB Financial, Inc.                                      4,700         152,186
--------------------------------------------------------------------------------
 National Bankshares,
 Inc.                                                      7,400         319,532
--------------------------------------------------------------------------------
 National City Corp.                                      60,000       1,977,000
--------------------------------------------------------------------------------
 NBT Bancorp, Inc.                                        11,300         228,486
--------------------------------------------------------------------------------
 Net.B@nk, Inc.                                           31,600         392,156
--------------------------------------------------------------------------------
 New York Community
 Bancorp, Inc.                                            40,400       1,207,960
--------------------------------------------------------------------------------
 NewMil Bancorp, Inc.                                      1,000          23,390
--------------------------------------------------------------------------------
 North Valley Bancorp                                      4,350          67,207

18  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 Oak Hill Financial, Inc.                                  4,400    $    129,580
--------------------------------------------------------------------------------
 OceanFirst Financial
 Corp.                                                    13,000         323,050
--------------------------------------------------------------------------------
 Oneida Financial Corp.                                    1,000          23,350
--------------------------------------------------------------------------------
 Oriental Financial
 Group, Inc.                                              26,900         712,850
--------------------------------------------------------------------------------
 Pacific Capital Bancorp                                  30,166       1,004,226
--------------------------------------------------------------------------------
 Parkvale Financial
 Corp.                                                     1,000          24,540
--------------------------------------------------------------------------------
 Patriot Bank Corp.                                        2,900          52,693
--------------------------------------------------------------------------------
 Peapack-Gladstone
 Financial Corp.                                           1,000          35,850
--------------------------------------------------------------------------------
 PennFed Financial
 Services, Inc.                                            4,300         123,453
--------------------------------------------------------------------------------
 PennRock Financial
 Services Corp.                                            2,530          78,303
--------------------------------------------------------------------------------
 PFF Bancorp, Inc.                                        12,300         498,765
--------------------------------------------------------------------------------
 Port Financial Corp.                                     13,500         728,595
--------------------------------------------------------------------------------
 Prosperity Bancshares,
 Inc.                                                      8,500         180,540
--------------------------------------------------------------------------------
 Provident Bankshares
 Corp.                                                    12,500         342,750
--------------------------------------------------------------------------------
 Provident Financial
 Holdings, Inc.                                            1,000          30,405
--------------------------------------------------------------------------------
 Quaker City Bancorp,
 Inc. 1                                                   12,350         490,789
--------------------------------------------------------------------------------
 R&G Financial Corp.,
 Cl. B                                                    51,400       1,644,800
--------------------------------------------------------------------------------
 Redwood Empire
 Bancorp                                                   1,300          45,552
--------------------------------------------------------------------------------
 Regions Financial Corp.                                  29,300       1,057,730
--------------------------------------------------------------------------------
 Republic Bancorp, Inc.                                   31,280         427,598
--------------------------------------------------------------------------------
 Republic Bancorp, Inc.,
 Cl. A                                                    25,000         424,000
--------------------------------------------------------------------------------
 Resource Bankshares
 Corp.                                                     1,000          36,460
--------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                     78,800       1,759,604
--------------------------------------------------------------------------------
 S&T Bancorp, Inc.                                        22,000         654,060
--------------------------------------------------------------------------------
 S.Y. Bancorp, Inc.                                        2,000          74,400
--------------------------------------------------------------------------------
 Sandy Spring Bancorp,
 Inc.                                                     16,200         524,070
--------------------------------------------------------------------------------
 Seacoast Banking Corp.
 of Florida                                               31,790         516,588
--------------------------------------------------------------------------------
 Second Bancorp, Inc.                                      3,800         105,522

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 Simmons First National
 Corp.                                                     3,600    $     87,120
--------------------------------------------------------------------------------
 Sky Financial Group,
 Inc.                                                      9,500         220,400
--------------------------------------------------------------------------------
 Sound Federal Bancorp,
 Inc.                                                     13,900         213,782
--------------------------------------------------------------------------------
 Southern Financial
 Bancorp, Inc.                                            18,410         600,497
--------------------------------------------------------------------------------
 SouthTrust Corp.                                         75,000       2,149,500
--------------------------------------------------------------------------------
 Southwest Bancorp,
 Inc.                                                     17,600         582,736
--------------------------------------------------------------------------------
 St. Francis Capital
 Corp.                                                    14,200         445,880
--------------------------------------------------------------------------------
 State Financial Services
 Corp.                                                     6,200         152,706
--------------------------------------------------------------------------------
 Sterling Bancorp,
 New York                                                 32,740         967,467
--------------------------------------------------------------------------------
 Sterling Financial Corp.,
 Eastern US                                                1,200          31,320
--------------------------------------------------------------------------------
 Sterling Financial Corp.,
 Western US                                               54,760       1,423,212
--------------------------------------------------------------------------------
 Sun Bancorp, Inc.,
 New Jersey                                               22,945         480,881
--------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                      6,800         414,120
--------------------------------------------------------------------------------
 Superior Financial
 Corp.                                                    31,000         733,150
--------------------------------------------------------------------------------
 Texas Regional
 Bancshares, Inc., Cl. A                                   4,500         148,410
--------------------------------------------------------------------------------
 TierOne Corp. 1                                           1,000          23,100
--------------------------------------------------------------------------------
 Troy Financial Corp.                                     10,475         301,366
--------------------------------------------------------------------------------
 Trust Co. of
 New Jersey (The)                                          1,000          31,690
--------------------------------------------------------------------------------
 UCBH Holdings, Inc.                                      27,500         847,825
--------------------------------------------------------------------------------
 Union Bankshares
 Corp.                                                     4,800         136,800
--------------------------------------------------------------------------------
 UnionBanCal Corp.                                        15,400         687,918
--------------------------------------------------------------------------------
 United Community
 Financial Corp.                                           2,000          19,880
--------------------------------------------------------------------------------
 United National
 Bancorp                                                   5,300         155,025
--------------------------------------------------------------------------------
 United Security Bancshares,
 Inc., Southern US                                         2,000          59,640
--------------------------------------------------------------------------------
 United Security Bancshares,
 Inc., Western US                                          1,000          24,120
--------------------------------------------------------------------------------
 Virginia Commerce
 Bancorp, Inc. 1                                           2,600          63,830

19  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Banks Continued
 Wachovia Corp.                                           80,800     $ 3,530,152
--------------------------------------------------------------------------------
 Washington Mutual,
 Inc.                                                     34,400       1,358,112
--------------------------------------------------------------------------------
 Washington Trust
 Bancorp, Inc.                                             1,000          25,380
--------------------------------------------------------------------------------
 Waypoint Financial
 Corp.                                                    18,165         317,888
--------------------------------------------------------------------------------
 Webster Financial
 Corp.                                                    17,300         648,058
--------------------------------------------------------------------------------
 Wells Fargo Co.                                          76,500       3,865,545
--------------------------------------------------------------------------------
 WesBanco, Inc.                                            3,400          86,190
--------------------------------------------------------------------------------
 Willow Grove Bancorp,
 Inc.                                                     20,300         346,115
--------------------------------------------------------------------------------
 Wilshire State Bank                                       1,000          18,030
--------------------------------------------------------------------------------
 WSFS Financial Corp.                                     15,400         681,142
                                                                    ------------
                                                                      91,561,013

--------------------------------------------------------------------------------
 Diversified Financial Services--3.4%
 Ace Cash Express, Inc. 1                                  3,400          47,158
--------------------------------------------------------------------------------
 American Express Co.                                     45,000       1,987,650
--------------------------------------------------------------------------------
 Bear Stearns Cos.,
 Inc. (The)                                               30,000       2,010,000
--------------------------------------------------------------------------------
 California First National
 Bancorp                                                   1,700          17,850
--------------------------------------------------------------------------------
 Cash America
 International, Inc.                                     108,700       1,863,118
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         280,000      12,544,000
--------------------------------------------------------------------------------
 CompuCredit Corp. 1                                      43,600         667,516
--------------------------------------------------------------------------------
 Credit Acceptance
 Corp. 1                                                  42,200         492,052
--------------------------------------------------------------------------------
 First Cash Financial
 Services, Inc. 1                                         12,400         260,276
--------------------------------------------------------------------------------
 J.P. Morgan Chase &
 Co.                                                      90,000       3,154,500
--------------------------------------------------------------------------------
 Lehman Brothers
 Holdings, Inc.                                           30,000       1,898,100
--------------------------------------------------------------------------------
 MBNA Corp.                                              100,000       2,229,000
--------------------------------------------------------------------------------
 Morgan Stanley                                           36,500       1,731,560
--------------------------------------------------------------------------------
 Newtek Business
 Services, Inc. 1                                          8,600          44,290
--------------------------------------------------------------------------------
 Principal Financial
 Group, Inc. (The)                                         7,700         251,020
--------------------------------------------------------------------------------
 SLM Corp.                                                47,500       1,969,350
--------------------------------------------------------------------------------
 WFS Financial, Inc. 1                                     7,700         290,290

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Diversified Financial Services Continued
 World Acceptance
 Corp. 1                                                  40,300    $    581,932
                                                                    ------------
                                                                      32,039,662

--------------------------------------------------------------------------------
 Insurance--2.6%
 21st Century Insurance
 Group                                                     4,000          63,480
--------------------------------------------------------------------------------
 AFLAC, Inc.                                              13,200         423,456
--------------------------------------------------------------------------------
 Alfa Corp.                                               15,500         201,345
--------------------------------------------------------------------------------
 Allstate Corp.                                           39,200       1,490,776
--------------------------------------------------------------------------------
 AMBAC Financial
 Group, Inc.                                              27,600       1,818,012
--------------------------------------------------------------------------------
 American Financial
 Group, Inc.                                              50,000       1,145,000
--------------------------------------------------------------------------------
 American International
 Group, Inc.                                              56,800       3,646,560
--------------------------------------------------------------------------------
 American Medical
 Security Group, Inc. 1                                   46,450         927,142
--------------------------------------------------------------------------------
 American Physicians
 Capital, Inc. 1                                           2,000          51,000
--------------------------------------------------------------------------------
 Arch Capital Group
 Ltd. 1                                                   32,000       1,095,040
--------------------------------------------------------------------------------
 Baldwin & Lyons, Inc.,
 Cl. B, Non-Vtg                                            2,325          57,544
--------------------------------------------------------------------------------
 Brown & Brown, Inc.                                      30,600         948,600
--------------------------------------------------------------------------------
 CNA Surety Corp.                                         13,400         136,680
--------------------------------------------------------------------------------
 Crawford & Co., Cl. A,
 Non-Vtg                                                   1,000           5,750
--------------------------------------------------------------------------------
 Delphi Financial Group,
 Inc., Cl. A                                              14,100         695,835
--------------------------------------------------------------------------------
 Donegal Group, Inc.,
 Cl. A                                                     1,000          15,750
--------------------------------------------------------------------------------
 EMC Insurance Group,
 Inc.                                                      1,000          20,750
--------------------------------------------------------------------------------
 FBL Financial Group,
 Inc., Cl. A                                               8,600         197,026
--------------------------------------------------------------------------------
 Fidelity National
 Financial, Inc.                                          78,078       2,240,058
--------------------------------------------------------------------------------
 Financial Industries
 Corp.                                                     3,700          56,240
--------------------------------------------------------------------------------
 Great American
 Financial Resources,
 Inc.                                                      3,400          47,906
--------------------------------------------------------------------------------
 Hub International Ltd.                                    4,900          93,100

20  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Insurance Continued
 Infinity Property &
 Casualty Corp.                                           24,600    $    646,734
--------------------------------------------------------------------------------
 John Hancock Financial
 Services, Inc.                                            7,800         254,670
--------------------------------------------------------------------------------
 LandAmerica Financial
 Group, Inc.                                              25,800       1,189,122
--------------------------------------------------------------------------------
 MBIA, Inc.                                               12,000         607,440
--------------------------------------------------------------------------------
 Midland Co. (The)                                         3,500          74,375
--------------------------------------------------------------------------------
 National Western Life
 Insurance Co., Cl. A 1                                    1,000         130,000
--------------------------------------------------------------------------------
 Navigators Group,
 Inc. (The) 1                                              3,200         102,688
--------------------------------------------------------------------------------
 Odyssey Re Holdings
 Corp.                                                     9,800         180,320
--------------------------------------------------------------------------------
 Old Republic
 International Corp.                                       9,300         321,036
--------------------------------------------------------------------------------
 Pico Holdings, Inc. 1                                     3,000          40,650
--------------------------------------------------------------------------------
 ProAssurance Corp. 1                                      1,700          47,855
--------------------------------------------------------------------------------
 Progressive Corp.                                        10,300         679,697
--------------------------------------------------------------------------------
 Reinsurance Group of
 America, Inc.                                            18,400         658,168
--------------------------------------------------------------------------------
 RenaissanceRe Holdings
 Ltd.                                                     35,400       1,507,686
--------------------------------------------------------------------------------
 RLI Corp.                                                19,500         631,020
--------------------------------------------------------------------------------
 Safeco Corp.                                             35,400       1,317,942
--------------------------------------------------------------------------------
 State Auto Financial
 Corp.                                                    12,100         283,745
--------------------------------------------------------------------------------
 Stewart Information
 Services Corp. 1                                         20,600         597,194
--------------------------------------------------------------------------------
 U.S.I. Holdings Corp. 1                                   2,800          34,412
--------------------------------------------------------------------------------
 Universal American
 Financial Corp. 1                                         1,500          10,080
--------------------------------------------------------------------------------
 Willis Group Holdings
 Ltd.                                                     10,000         301,000
                                                                    ------------
                                                                      24,992,884

--------------------------------------------------------------------------------
 Real Estate--0.1%
 Capital Trust, Cl. A                                      5,700         112,917
--------------------------------------------------------------------------------
 Consolidated-Tomoka
 Land Co.                                                  1,300          32,344
--------------------------------------------------------------------------------
 Getty Realty Corp.                                        4,700         113,458
--------------------------------------------------------------------------------
 Stratus Properties, Inc. 1                                7,500          79,125
--------------------------------------------------------------------------------
 Trammell Crow Co. 1                                      30,100         333,508
                                                                    ------------
                                                                         671,352

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Thrifts & Mortgage Finance--1.2%
 Accredited Home
 Lenders Holding Co. 1                                    41,800    $    642,884
--------------------------------------------------------------------------------
 American Home
 Mortgage Holdings,
 Inc.                                                     45,900         751,842
--------------------------------------------------------------------------------
 Charter Municipal
 Mortgage
 Acceptance Co.                                            6,000         111,480
--------------------------------------------------------------------------------
 Countrywide Financial
 Corp.                                                    34,500       2,304,945
--------------------------------------------------------------------------------
 Doral Financial Corp.                                    39,450       1,731,855
--------------------------------------------------------------------------------
 Fannie Mae                                               65,000       4,162,600
--------------------------------------------------------------------------------
 Freddie Mac                                              15,000         732,750
--------------------------------------------------------------------------------
 Fremont General
 Corp.                                                    61,100         799,188
--------------------------------------------------------------------------------
 New Century Financial
 Corp.                                                    30,800         713,020
                                                                    ------------
                                                                      11,950,564

--------------------------------------------------------------------------------
 Health Care--14.9%
--------------------------------------------------------------------------------
 Biotechnology--1.0%
 Amgen, Inc. 1                                            60,000       4,174,800
--------------------------------------------------------------------------------
 Antigenics, Inc. 1                                       69,200         865,692
--------------------------------------------------------------------------------
 BioReliance Corp. 1                                      31,700         691,060
--------------------------------------------------------------------------------
 Gen-Probe, Inc. 1                                        15,500         852,500
--------------------------------------------------------------------------------
 Idexx Laboratories,
 Inc. 1                                                   37,600       1,521,672
--------------------------------------------------------------------------------
 Tanox, Inc. 1                                            62,200       1,064,242
--------------------------------------------------------------------------------
 Wyeth                                                     4,300         195,994
                                                                    ------------
                                                                       9,365,960

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--4.3%
 Advanced Medical
 Optics, Inc. 1                                          118,288       1,975,410
--------------------------------------------------------------------------------
 Alaris Medical Systems,
 Inc. 1                                                  109,400       1,909,030
--------------------------------------------------------------------------------
 American Medical
 Systems Holdings, Inc. 1                                  3,400          61,098
--------------------------------------------------------------------------------
 Analogic Corp.                                           15,600         753,168
--------------------------------------------------------------------------------
 Bard (C.R.), Inc.                                        22,500       1,542,600
--------------------------------------------------------------------------------
 Bausch & Lomb, Inc.                                      25,100       1,060,977
--------------------------------------------------------------------------------
 Becton, Dickinson &
 Co.                                                      26,500         970,695
--------------------------------------------------------------------------------
 Bio-Rad Laboratories,
 Inc., Cl. A 1                                            30,000       1,680,000

21  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies Continued
 Biosite, Inc. 1                                          42,000      $1,811,880
--------------------------------------------------------------------------------
 Cooper Cos., Inc. (The)                                  29,500       1,033,975
--------------------------------------------------------------------------------
 Cytyc Corp. 1                                            15,000         177,300
--------------------------------------------------------------------------------
 Dade Behring Holdings,
 Inc. 1                                                   15,200         375,440
--------------------------------------------------------------------------------
 Exactech, Inc. 1                                         34,400         514,280
--------------------------------------------------------------------------------
 HealthTronics Surgical
 Services, Inc. 1                                         83,500         597,025
--------------------------------------------------------------------------------
 I-STAT Corp. 1                                            8,800          85,967
--------------------------------------------------------------------------------
 Immucor, Inc. 1                                          32,800         722,256
--------------------------------------------------------------------------------
 Inamed Corp. 1                                           13,100         869,840
--------------------------------------------------------------------------------
 Kensey Nash Corp. 1                                      74,100       2,006,628
--------------------------------------------------------------------------------
 Lifeline Systems, Inc. 1                                  7,000         207,970
--------------------------------------------------------------------------------
 Matthews International
 Corp., Cl. A                                              6,200         159,712
--------------------------------------------------------------------------------
 Medtronic, Inc.                                          65,000       3,347,500
--------------------------------------------------------------------------------
 Mentor Corp.                                             38,200         779,662
--------------------------------------------------------------------------------
 Meridian Bioscience,
 Inc.                                                     29,800         315,582
--------------------------------------------------------------------------------
 Merit Medical Systems,
 Inc. 1                                                   72,425       1,977,202
--------------------------------------------------------------------------------
 Microtek Medical
 Holdings, Inc. 1                                          8,200          30,332
--------------------------------------------------------------------------------
 Novoste Corp. 1                                           4,000          19,440
--------------------------------------------------------------------------------
 Nutraceutical International
 Corp. 1                                                  38,500         408,100
--------------------------------------------------------------------------------
 PolyMedica Corp.                                         13,400         516,436
--------------------------------------------------------------------------------
 Possis Medical, Inc. 1                                   26,400         449,064
--------------------------------------------------------------------------------
 Quidel Corp. 1                                           20,300         137,025
--------------------------------------------------------------------------------
 Sola International, Inc. 1                               11,000         186,670
--------------------------------------------------------------------------------
 St. Jude Medical, Inc. 1                                 11,400         611,610
--------------------------------------------------------------------------------
 Steris Corp. 1                                           20,600         473,388
--------------------------------------------------------------------------------
 Stryker Corp.                                            32,800       2,509,856
--------------------------------------------------------------------------------
 Sybron Dental
 Specialties, Inc. 1                                      55,700       1,375,790
--------------------------------------------------------------------------------
 Synovis Life
 Technologies, Inc. 1                                     61,400       1,636,310
--------------------------------------------------------------------------------
 Ventana Medical
 Systems, Inc. 1                                           1,100          41,129
--------------------------------------------------------------------------------
 Viasys Healthcare, Inc. 1                                16,800         380,520
--------------------------------------------------------------------------------
 VISX, Inc. 1                                             95,100       2,213,928
--------------------------------------------------------------------------------
 Vital Images, Inc. 1                                     73,900       1,622,105
--------------------------------------------------------------------------------
 Young Innovations,
 Inc. 1                                                   40,600       1,193,234

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Health Care Equipment & Supplies Continued
Zimmer Holdings, Inc. 1                                   50,000    $  2,390,500
                                                                    ------------
                                                                      41,130,634

--------------------------------------------------------------------------------
 Health Care Providers & Services--4.7%
 Advisory Board Co.
 (The) 1                                                  42,800       1,771,920
--------------------------------------------------------------------------------
 Aetna, Inc.                                              12,000         739,440
--------------------------------------------------------------------------------
 American Healthways,
 Inc. 1                                                   27,600         957,444
--------------------------------------------------------------------------------
 AMERIGROUP Corp. 1                                       38,800       1,599,336
--------------------------------------------------------------------------------
 AmSurg Corp. 1                                           51,100       1,549,863
--------------------------------------------------------------------------------
 Apria Healthcare
 Group, Inc. 1                                            74,800       1,941,808
--------------------------------------------------------------------------------
 Centene Corp. 1                                          26,850         785,363
--------------------------------------------------------------------------------
 Cobalt Corp. 1                                           86,400       1,772,928
--------------------------------------------------------------------------------
 CorVel Corp. 1                                           23,000         849,390
--------------------------------------------------------------------------------
 Covance, Inc. 1                                          66,500       1,376,550
--------------------------------------------------------------------------------
 Curative Health Services,
 Inc. 1                                                    3,700          62,715
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                           70,000       1,960,000
--------------------------------------------------------------------------------
 Dendrite International,
 Inc. 1                                                  101,200       1,309,528
--------------------------------------------------------------------------------
 eResearch Technology,
 Inc. 1                                                   74,900       1,967,623
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                                  24,400       1,610,400
--------------------------------------------------------------------------------
 First Health Group
 Corp. 1                                                  48,500       1,252,270
--------------------------------------------------------------------------------
 Gentiva Health Services,
 Inc. 1                                                    4,100          38,745
--------------------------------------------------------------------------------
 Hanger Orthopedic
 Group, Inc. 1                                            75,100       1,042,388
--------------------------------------------------------------------------------
 HCA, Inc.                                                60,000       2,115,000
--------------------------------------------------------------------------------
 Health Net, Inc. 1                                        7,100         243,814
--------------------------------------------------------------------------------
 IDX Systems Corp. 1                                      41,300         797,544
--------------------------------------------------------------------------------
 IMS Health, Inc.                                         10,238         198,003
--------------------------------------------------------------------------------
 LabOne, Inc. 1                                           34,200         767,790
--------------------------------------------------------------------------------
 Lincare Holdings, Inc. 1                                 36,000       1,310,400
--------------------------------------------------------------------------------
 Mid Atlantic Medical
 Services, Inc. 1                                         31,400       1,707,532
--------------------------------------------------------------------------------
 Molina Healthcare,
 Inc. 1                                                   25,400         601,980
--------------------------------------------------------------------------------
 National HealthCare
 Corp. 1                                                   3,300          68,376
--------------------------------------------------------------------------------
 NDCHealth Corp.                                           7,700         154,077

22  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Health Care Providers & Services Continued
 Option Care, Inc. 1                                       2,400    $     30,000
--------------------------------------------------------------------------------
 Owens & Minor, Inc.                                       4,200         105,000
--------------------------------------------------------------------------------
 Oxford Health Plans,
 Inc. 1                                                   42,700       1,823,290
--------------------------------------------------------------------------------
 PacifiCare Health
 Systems, Inc. 1                                          18,300       1,022,970
--------------------------------------------------------------------------------
 Parexel International
 Corp. 1                                                  25,600         374,528
--------------------------------------------------------------------------------
 Pediatrix Medical
 Group, Inc. 1                                            31,100       1,266,703
--------------------------------------------------------------------------------
 Prime Medical Services,
 Inc. 1                                                    5,800          29,574
--------------------------------------------------------------------------------
 Renal Care Group, Inc. 1                                 30,300       1,083,831
--------------------------------------------------------------------------------
 Select Medical Corp. 1                                   77,800       2,186,180
--------------------------------------------------------------------------------
 Sierra Health Services,
 Inc. 1                                                   63,400       1,668,688
--------------------------------------------------------------------------------
 Sunrise Senior Living,
 Inc. 1                                                    1,200          29,880
--------------------------------------------------------------------------------
 U.S. Physical Therapy,
 Inc. 1                                                   45,900         667,386
--------------------------------------------------------------------------------
 United Surgical Partners
 International, Inc. 1                                    21,500         557,710
--------------------------------------------------------------------------------
 Universal Health
 Services, Inc., Cl. B 1                                  12,000         615,000
--------------------------------------------------------------------------------
 US Oncology, Inc. 1                                     165,400       1,326,508
--------------------------------------------------------------------------------
 VCA Antech, Inc. 1                                       34,700         786,961
--------------------------------------------------------------------------------
 VitalWorks, Inc. 1                                       87,300         385,866
--------------------------------------------------------------------------------
 WellPoint Health
 Networks, Inc. 1                                          8,100         677,565
                                                                    ------------
                                                                      45,189,867

--------------------------------------------------------------------------------
 Pharmaceuticals--4.9%
 aaiPharma, Inc. 1                                        77,750       1,419,715
--------------------------------------------------------------------------------
 Abbott Laboratories                                      55,000       2,158,750
--------------------------------------------------------------------------------
 Alpharma, Inc., Cl. A                                    46,800         928,980
--------------------------------------------------------------------------------
 American Pharmaceutical
 Partners, Inc. 1                                         56,500       2,547,585
--------------------------------------------------------------------------------
 Bradley Pharmaceuticals,
 Inc. 1                                                   84,900       1,587,630
--------------------------------------------------------------------------------
 Bristol-Myers Squibb
 Co.                                                     130,000       3,406,000
--------------------------------------------------------------------------------
 CollaGenex
 Pharmaceuticals, Inc. 1                                   8,600         116,100
--------------------------------------------------------------------------------
 Eli Lilly & Co.                                          35,000       2,304,400

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Pharmaceuticals Continued
 Endo Pharmaceuticals
 Holdings, Inc. 1                                         38,000    $    591,660
--------------------------------------------------------------------------------
 Forest Laboratories,
 Inc. 1                                                   60,000       2,872,800
--------------------------------------------------------------------------------
 Hi-Tech Pharmacal
 Co., Inc. 1                                               6,300         164,871
--------------------------------------------------------------------------------
 Johnson & Johnson                                       150,000       7,768,500
--------------------------------------------------------------------------------
 Kos Pharmaceuticals,
 Inc. 1                                                   10,100         344,814
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                       120,000       6,633,600
--------------------------------------------------------------------------------
 Mylan Laboratories,
 Inc.                                                     40,000       1,350,800
--------------------------------------------------------------------------------
 Perrigo Co.                                              84,900       1,381,323
--------------------------------------------------------------------------------
 Pfizer, Inc.                                            200,000       6,672,000
--------------------------------------------------------------------------------
 Pharmaceutical
 Resources, Inc. 1                                        40,000       2,264,000
--------------------------------------------------------------------------------
 Salix Pharmaceuticals
 Ltd. 1                                                    4,000          45,600
--------------------------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd. 1                                        16,900         922,233
--------------------------------------------------------------------------------
 Watson Pharmaceuticals,
 Inc. 1                                                   20,600         822,764
                                                                    ------------
                                                                      46,304,125

--------------------------------------------------------------------------------
 Industrials--12.3%
--------------------------------------------------------------------------------
 Aerospace & Defense--1.2%
 AAR Corp. 1                                               3,400          27,540
--------------------------------------------------------------------------------
 Applied Signal
 Technology, Inc.                                         89,400       1,644,960
--------------------------------------------------------------------------------
 Ducommun, Inc. 1                                         28,500         454,575
--------------------------------------------------------------------------------
 Engineered Support
 Systems, Inc.                                            25,600       1,132,800
--------------------------------------------------------------------------------
 ESCO Technologies,
 Inc. 1                                                   10,300         498,726
--------------------------------------------------------------------------------
 General Dynamics
 Corp.                                                     5,000         396,700
--------------------------------------------------------------------------------
 Mercury Computer
 Systems, Inc. 1                                          44,500         882,435
--------------------------------------------------------------------------------
 Orbital Sciences Corp. 1                                 13,100         107,813
--------------------------------------------------------------------------------
 Teledyne Technologies,
 Inc. 1                                                   79,300       1,203,774
--------------------------------------------------------------------------------
 United Defense
 Industries, Inc. 1                                       22,300         566,197
--------------------------------------------------------------------------------
 United Technologies
 Corp.                                                    40,000       3,009,200

23  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Aerospace & Defense Continued
 World Fuel Services
 Corp.                                                    42,000    $  1,018,500
                                                                    ------------
                                                                      10,943,220

--------------------------------------------------------------------------------
 Air Freight & Logistics--0.4%
 Airborne, Inc.                                           65,000       1,465,100
--------------------------------------------------------------------------------
 FedEx Corp.                                               7,300         470,047
--------------------------------------------------------------------------------
 Forward Air Corp. 1                                      10,100         298,859
--------------------------------------------------------------------------------
 United Parcel Service,
 Inc., Cl. B                                              30,300       1,911,324
                                                                    ------------
                                                                       4,145,330

--------------------------------------------------------------------------------
 Airlines--0.1%
 AirTran Holdings, Inc. 1                                 70,100         913,403
--------------------------------------------------------------------------------
 Mesaba Holdings, Inc. 1                                   3,500          26,425
                                                                    ------------
                                                                         939,828

--------------------------------------------------------------------------------
 Building Products--0.9%
 Aaon, Inc. 1                                             53,350         955,498
--------------------------------------------------------------------------------
 American Woodmark
 Corp.                                                    21,600       1,087,560
--------------------------------------------------------------------------------
 Crane Co.                                                 6,200         153,822
--------------------------------------------------------------------------------
 Drew Industries, Inc. 1                                   3,200          61,120
--------------------------------------------------------------------------------
 Griffon Corp. 1                                          54,800         980,920
--------------------------------------------------------------------------------
 Jacuzzi Brands, Inc. 1                                  154,000         925,540
--------------------------------------------------------------------------------
 Lennox International,
 Inc.                                                     19,700         314,215
--------------------------------------------------------------------------------
 Simpson Manufacturing
 Co., Inc. 1                                              11,500         513,590
--------------------------------------------------------------------------------
 Trex Co., Inc. 1                                         50,100       1,828,650
--------------------------------------------------------------------------------
 Universal Forest
 Products, Inc.                                           14,100         324,159
--------------------------------------------------------------------------------
 USG Corp. 1                                              95,400       1,449,126
--------------------------------------------------------------------------------
 Watsco, Inc.                                             14,100         245,763
                                                                 ---------------
                                                                       8,839,963

--------------------------------------------------------------------------------
 Commercial Services & Supplies--3.7%
 Angelica Corp.                                           19,600         373,380
--------------------------------------------------------------------------------
 Arbitron, Inc. 1                                         30,400       1,130,880
--------------------------------------------------------------------------------
 Banta Corp.                                               5,900         199,656
--------------------------------------------------------------------------------
 Bowne & Co., Inc.                                        81,100       1,089,984
--------------------------------------------------------------------------------
 Bright Horizons Family
 Solutions, Inc. 1                                        43,700       1,595,050
--------------------------------------------------------------------------------
 CDI Corp. 1                                              29,100         797,049

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Services & Supplies Continued
 Charles River Associates,
 Inc. 1                                                   18,100    $    595,852
--------------------------------------------------------------------------------
 Coinstar, Inc. 1                                         49,300         686,749
--------------------------------------------------------------------------------
 Concorde Career
 Colleges, Inc. 1                                          5,800         120,060
--------------------------------------------------------------------------------
 Consolidated Graphics,
 Inc. 1                                                    4,700         112,800
--------------------------------------------------------------------------------
 Corinthian Colleges,
 Inc. 1                                                   29,300       1,600,073
--------------------------------------------------------------------------------
 Cornell Corrections,
 Inc. 1                                                    4,700          76,610
--------------------------------------------------------------------------------
 Corporate Executive
 Board Co. 1                                              24,000       1,042,080
--------------------------------------------------------------------------------
 CPI Corp.                                                 7,200         122,976
--------------------------------------------------------------------------------
 Deluxe Corp.                                             31,500       1,398,600
--------------------------------------------------------------------------------
 DeVry, Inc.1                                             62,600       1,598,804
--------------------------------------------------------------------------------
 Duratek, Inc. 1                                           1,300          12,116
--------------------------------------------------------------------------------
 Ennis Business Forms,
 Inc.                                                     40,600         587,482
--------------------------------------------------------------------------------
 Exponent, Inc. 1                                         24,100         381,985
--------------------------------------------------------------------------------
 General Binding Corp. 1                                  20,300         252,633
--------------------------------------------------------------------------------
 Gevity HR, Inc.                                          34,800         591,600
--------------------------------------------------------------------------------
 Gundle/SLT
 Environmental, Inc. 1                                    35,000         550,200
--------------------------------------------------------------------------------
 H&R Block, Inc.                                          45,000       1,907,550
--------------------------------------------------------------------------------
 Harland (John H.) Co.                                     2,400          63,360
--------------------------------------------------------------------------------
 Headwaters, Inc. 1                                       51,400         735,020
--------------------------------------------------------------------------------
 Hewitt Associates, Inc. 1                                12,900         333,078
--------------------------------------------------------------------------------
 ICT Group, Inc. 1                                        45,800         432,810
--------------------------------------------------------------------------------
 Imagistics International,
 Inc. 1                                                   56,000       1,607,200
--------------------------------------------------------------------------------
 Interpool, Inc.                                          18,000         298,440
--------------------------------------------------------------------------------
 ITT Educational Services,
 Inc. 1                                                   65,200       2,557,796
--------------------------------------------------------------------------------
 Kelly Services, Inc.,
 Cl. A                                                     9,900         254,034
--------------------------------------------------------------------------------
 Labor Ready, Inc. 1                                      18,900         161,784
--------------------------------------------------------------------------------
 Landauer, Inc.                                           15,100         586,635
--------------------------------------------------------------------------------
 Layne Christensen Co. 1                                   2,400          20,014
--------------------------------------------------------------------------------
 Monster Worldwide,
 Inc. 1                                                   14,300         379,665
--------------------------------------------------------------------------------
 Moore Wallace, Inc. 1                                   133,300       1,938,182
--------------------------------------------------------------------------------
 Navigant Consulting,
 Inc. 1                                                   41,200         556,612

24  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Commercial Services & Supplies Continued
 NCO Group, Inc. 1                                        16,000    $    308,480
--------------------------------------------------------------------------------
 New England Business
 Service, Inc.                                             9,700         284,695
--------------------------------------------------------------------------------
 Republic Services, Inc. 1                                28,700         694,540
--------------------------------------------------------------------------------
 Right Management
 Consultants, Inc. 1                                      92,875       1,307,680
--------------------------------------------------------------------------------
 Rollins, Inc.                                            52,750         988,008
--------------------------------------------------------------------------------
 Roto-Rooter, Inc.                                         3,600         135,144
--------------------------------------------------------------------------------
 Schawk, Inc.                                             12,900         161,250
--------------------------------------------------------------------------------
 Strayer Education, Inc.                                  12,800       1,081,216
--------------------------------------------------------------------------------
 Tetra Tech, Inc. 1                                       38,900         624,734
--------------------------------------------------------------------------------
 United Stationers, Inc. 1                                 7,400         283,568
--------------------------------------------------------------------------------
 University of Phoenix
 Online 1                                                 39,500       2,274,805
--------------------------------------------------------------------------------
 Wackenhut Corrections
 Corp. 1                                                   5,700          99,180
--------------------------------------------------------------------------------
 Watson Wyatt & Co.
 Holdings 1                                               18,600         427,800
                                                                    ------------
                                                                      35,419,899

--------------------------------------------------------------------------------
 Construction & Engineering--0.3%
 Comfort Systems USA,
 Inc. 1                                                  101,300         329,225
--------------------------------------------------------------------------------
 Dycom Industries, Inc. 1                                 52,500         893,025
--------------------------------------------------------------------------------
 Granite Construction,
 Inc.                                                     39,000         700,830
--------------------------------------------------------------------------------
 Integrated Electrical
 Services, Inc. 1                                         78,400         569,184
--------------------------------------------------------------------------------
 Perini Corp. 1                                           17,100         153,045
--------------------------------------------------------------------------------
 URS Corp. 1                                              22,500         450,000
                                                                    ------------
                                                                       3,095,309

--------------------------------------------------------------------------------
 Electrical Equipment--0.6%
 Acuity Brands, Inc.                                      39,000         707,850
--------------------------------------------------------------------------------
 American Power
 Conversion Corp. 1                                      110,000       1,917,300
--------------------------------------------------------------------------------
 AMETEK, Inc.                                             11,300         447,028
--------------------------------------------------------------------------------
 Baldor Electric Co.                                       2,400          49,800
--------------------------------------------------------------------------------
 C&D Technologies,
 Inc.                                                      4,400          66,220
--------------------------------------------------------------------------------
 Emerson Electric Co.                                      3,800         204,060
--------------------------------------------------------------------------------
 Franklin Electric Co.,
 Inc.                                                     19,600       1,123,668
--------------------------------------------------------------------------------
 Genlyte Group,
 Inc. (The) 1                                              2,300          85,675

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Electrical Equipment Continued
 II-VI, Inc. 1                                            71,300    $  1,546,497
                                                                    ------------
                                                                       6,148,098

--------------------------------------------------------------------------------
 Industrial Conglomerates--1.5%
 3M Co.                                                    5,000         701,000
--------------------------------------------------------------------------------
 Carlisle Cos., Inc.                                      31,500       1,378,125
--------------------------------------------------------------------------------
 General Electric Co.                                    385,000      10,949,400
--------------------------------------------------------------------------------
 Lydall, Inc. 1                                            4,600          54,280
--------------------------------------------------------------------------------
 Raven Industries, Inc.                                    5,600         121,968
--------------------------------------------------------------------------------
 Standex International
 Corp.                                                     6,600         147,972
--------------------------------------------------------------------------------
 United Industrial Corp.                                  28,900         475,116
                                                                    ------------
                                                                      13,827,861

--------------------------------------------------------------------------------
 Machinery--2.5%
 A.S.V., Inc. 1                                            5,200          96,096
--------------------------------------------------------------------------------
 Actuant Corp., Cl. A 1                                    4,500         219,150
--------------------------------------------------------------------------------
 Alamo Group, Inc.                                         4,100          54,735
--------------------------------------------------------------------------------
 Albany International
 Corp., Cl. A                                             56,100       1,602,777
--------------------------------------------------------------------------------
 Ampco-Pittsburg
 Corp.                                                    13,400         158,656
--------------------------------------------------------------------------------
 Barnes Group, Inc.                                       13,400         329,774
--------------------------------------------------------------------------------
 BHA Group, Inc., Cl. A                                   16,400         360,800
--------------------------------------------------------------------------------
 Briggs & Stratton
 Corp.                                                    38,100       2,098,167
--------------------------------------------------------------------------------
 Cascade Corp.                                            52,500       1,015,350
--------------------------------------------------------------------------------
 Ceradyne, Inc. 1                                         25,100         546,929
--------------------------------------------------------------------------------
 Chicago Bridge & Iron
 Co. NV                                                  110,000       2,712,600
--------------------------------------------------------------------------------
 CIRCOR International,
 Inc.                                                     10,400         193,440
--------------------------------------------------------------------------------
 Clarcor, Inc.                                            21,900         881,037
--------------------------------------------------------------------------------
 Cuno, Inc. 1                                             19,800         767,448
--------------------------------------------------------------------------------
 Danaher Corp.                                            25,000       1,805,000
--------------------------------------------------------------------------------
 Deere & Co.                                               6,400         324,992
--------------------------------------------------------------------------------
 Dionex Corp. 1                                           44,800       1,826,048
--------------------------------------------------------------------------------
 Donaldson Co., Inc.                                      18,500         901,875
--------------------------------------------------------------------------------
 Eaton Corp.                                              19,000       1,599,230
--------------------------------------------------------------------------------
 Graco, Inc.                                              14,300         521,235
--------------------------------------------------------------------------------
 Kadant, Inc. 1                                           10,100         200,081
--------------------------------------------------------------------------------
 Middleby Corp. (The) 1                                   26,600         477,470
--------------------------------------------------------------------------------
 Milacron, Inc.                                           34,400         137,600

25  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Machinery Continued
 Oshkosh Truck Corp.                                       6,400    $    425,728
--------------------------------------------------------------------------------
 Paccar, Inc.                                             27,800       2,146,160
--------------------------------------------------------------------------------
 Pall Corp.                                               43,100         972,767
--------------------------------------------------------------------------------
 Penn Engineering &
 Manufacturing Corp.                                       6,000          80,460
--------------------------------------------------------------------------------
 Thomas Industries, Inc.                                  20,400         542,640
--------------------------------------------------------------------------------
 Valmont Industries,
 Inc.                                                     10,700         225,342
--------------------------------------------------------------------------------
 Wabtec Corp.                                              2,800          41,328
--------------------------------------------------------------------------------
 Watts Industries, Inc.,
 Cl. A                                                    17,700         323,910
                                                                    ------------
                                                                      23,588,825

--------------------------------------------------------------------------------
 Marine--0.0%
 Seabulk International,
 Inc. 1                                                    1,400          10,780
--------------------------------------------------------------------------------
 Road & Rail--1.0%
 C.H. Robinson
 Worldwide, Inc.                                          15,600         575,952
--------------------------------------------------------------------------------
 Covenant Transport,
 Inc., Cl. A 1                                            33,000         580,140
--------------------------------------------------------------------------------
 CSX Corp.                                                17,000         532,100
--------------------------------------------------------------------------------
 Florida East Coast
 Industries, Inc., Cl. A                                   1,800          50,634
--------------------------------------------------------------------------------
 Heartland Express,
 Inc. 1                                                    8,200         208,280
--------------------------------------------------------------------------------
 Hunt (J.B.) Transport
 Services, Inc. 1                                         38,200       1,789,288
--------------------------------------------------------------------------------
 Knight Transportation,
 Inc. 1                                                   40,050       1,061,325
--------------------------------------------------------------------------------
 Landstar System, Inc. 1                                   5,700         365,712
--------------------------------------------------------------------------------
 Mullen Transportation,
 Inc.                                                     41,000         862,361
--------------------------------------------------------------------------------
 Old Dominion Freight
 Line, Inc. 1                                             22,950         734,400
--------------------------------------------------------------------------------
 P.A.M. Transportation
 Services, Inc. 1                                         13,500         303,480
--------------------------------------------------------------------------------
 Pacer International,
 Inc. 1                                                   34,300         669,879
--------------------------------------------------------------------------------
 Roadway Corp.                                            19,800         944,064
--------------------------------------------------------------------------------
 U.S. Xpress Enterprises,
 Inc., Cl. A 1                                             9,100         117,663
--------------------------------------------------------------------------------
 Werner Enterprises,
 Inc.                                                     19,700         469,648
                                                                 ---------------
                                                                       9,264,926

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Trading Companies & Distributors--0.1%
 Aceto Corp.                                               3,800    $     74,100
--------------------------------------------------------------------------------
 Applied Industrial
 Technologies, Inc.                                       19,500         435,825
--------------------------------------------------------------------------------
 Lawson Products, Inc.                                     3,300          90,948
--------------------------------------------------------------------------------
 MSC Industrial Direct
 Co., Inc., Cl. A                                         17,100         344,565
                                                                    ------------
                                                                         945,438

--------------------------------------------------------------------------------
 Information Technology--18.6%
--------------------------------------------------------------------------------
 Communications Equipment--3.1%
 Adaptec, Inc. 1                                          64,600         437,342
--------------------------------------------------------------------------------
 ADTRAN, Inc.                                             43,600       2,129,424
--------------------------------------------------------------------------------
 Andrew Corp. 1                                          146,082       1,590,833
--------------------------------------------------------------------------------
 Avocent Corp. 1                                          63,300       1,695,174
--------------------------------------------------------------------------------
 Cisco Systems, Inc. 1                                   265,000       5,172,800
--------------------------------------------------------------------------------
 Comtech Telecommunications
 Corp. 1                                                  55,750       1,010,190
--------------------------------------------------------------------------------
 CyberGuard Corp. 1                                       37,500         357,000
--------------------------------------------------------------------------------
 Enterasys Networks,
 Inc. 1                                                  207,300         961,872
--------------------------------------------------------------------------------
 Foundry Networks,
 Inc. 1                                                   95,500       1,722,820
--------------------------------------------------------------------------------
 Inter-Tel, Inc.                                          55,900       1,432,158
--------------------------------------------------------------------------------
 InterDigital
 Communications
 Corp. 1                                                  45,100         716,188
--------------------------------------------------------------------------------
 Netgear, Inc. 1                                          23,600         417,035
--------------------------------------------------------------------------------
 Packeteer, Inc. 1                                        82,900       1,004,748
--------------------------------------------------------------------------------
 Plantronics, Inc. 1                                      75,200       1,822,848
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                           65,000       2,434,900
--------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                 76,200       2,308,098
--------------------------------------------------------------------------------
 SpectraLink Corp. 1                                       8,300         137,614
--------------------------------------------------------------------------------
 Telular Corp. 1                                           1,500           6,480
--------------------------------------------------------------------------------
 Tollgrade
 Communications, Inc. 1                                   31,400         435,204
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                        70,000       2,979,900
--------------------------------------------------------------------------------
 Westell Technologies,
 Inc., Cl. A 1                                            72,100         551,565
                                                                    ------------
                                                                      29,324,193

--------------------------------------------------------------------------------
 Computers & Peripherals--2.8%
 Advanced Digital
 Information Corp. 1                                      77,100         895,131
--------------------------------------------------------------------------------
 Avid Technology, Inc. 1                                  60,000       2,787,600

26  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Computers & Peripherals Continued
 Cray, Inc. 1                                             14,300    $    158,301
--------------------------------------------------------------------------------
 Dell, Inc. 1                                            135,000       4,546,800
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                      50,000       1,058,500
--------------------------------------------------------------------------------
 Hutchinson Technology,
 Inc. 1                                                   63,700       1,829,464
--------------------------------------------------------------------------------
 Imation Corp.                                            50,800       1,813,052
--------------------------------------------------------------------------------
 International Business
 Machines Corp.                                           40,000       3,250,000
--------------------------------------------------------------------------------
 Lexmark International,
 Inc., Cl. A 1                                            25,000       1,604,250
--------------------------------------------------------------------------------
 Network Appliance,
 Inc. 1                                                  100,000       1,598,000
--------------------------------------------------------------------------------
 Overland Storage, Inc. 1                                 71,500       1,468,610
--------------------------------------------------------------------------------
 Presstek, Inc. 1                                         13,500         109,485
--------------------------------------------------------------------------------
 Rainbow Technologies,
 Inc. 1                                                   88,800         658,008
--------------------------------------------------------------------------------
 Storage Technology
 Corp. 1                                                  49,900       1,329,336
--------------------------------------------------------------------------------
 Stratasys, Inc. 1                                        32,600       1,189,900
--------------------------------------------------------------------------------
 Western Digital Corp. 1                                 199,900       1,991,004
                                                                    ------------
                                                                      26,287,441

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.4%
 CellStar Corp. 1                                         45,200         238,204
--------------------------------------------------------------------------------
 Checkpoint Systems,
 Inc. 1                                                   41,500         644,910
--------------------------------------------------------------------------------
 Cognex Corp. 1                                            4,400         125,400
--------------------------------------------------------------------------------
 Daktronics, Inc. 1                                       58,500         981,630
--------------------------------------------------------------------------------
 Diebold, Inc.                                            38,500       1,702,085
--------------------------------------------------------------------------------
 Excel Technology, Inc. 1                                 17,900         466,474
--------------------------------------------------------------------------------
 Fargo Electronics, Inc. 1                                13,800         159,252
--------------------------------------------------------------------------------
 FLIR Systems, Inc. 1                                     16,200         439,020
--------------------------------------------------------------------------------
 Global Imaging Systems,
 Inc. 1                                                   12,100         308,429
--------------------------------------------------------------------------------
 GTSI Corp. 1                                              3,600          32,868
--------------------------------------------------------------------------------
 Innovex, Inc. 1                                          35,000         514,500
--------------------------------------------------------------------------------
 Methode Electronics,
 Inc., Cl. A                                             114,300       1,349,883
--------------------------------------------------------------------------------
 MTS Systems Corp.                                        73,600       1,100,320
--------------------------------------------------------------------------------
 Pioneer-Standard
 Electronics, Inc.                                        27,500         246,950
--------------------------------------------------------------------------------
 Rofin-Sinar Technologies,
 Inc. 1                                                   30,400         449,920
--------------------------------------------------------------------------------
 Rogers Corp. 1                                           20,600         607,288

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Electronic Equipment & Instruments Continued
 Trimble Navigation
 Ltd. 1                                                   42,800    $  1,170,580

--------------------------------------------------------------------------------
 Varian, Inc. 1                                           20,500         666,045
--------------------------------------------------------------------------------
 Waters Corp. 1                                           60,000       1,902,600
--------------------------------------------------------------------------------
 Woodhead Industries,
 Inc.                                                     16,100         245,203
--------------------------------------------------------------------------------
 X-Rite, Inc.                                             20,600         216,094
                                                                    ------------
                                                                      13,567,655

--------------------------------------------------------------------------------
 Internet Software & Services--2.1%
 Akamai Technologies,
 Inc. 1                                                  138,300         633,414
--------------------------------------------------------------------------------
 Digital Insight Corp. 1                                  44,100         889,938
--------------------------------------------------------------------------------
 Digital River, Inc. 1                                   101,700       2,184,516
--------------------------------------------------------------------------------
 Digitas, Inc. 1                                          80,042         464,244
--------------------------------------------------------------------------------
 Expedia, Inc., Cl. A 1                                   44,000       3,441,240
--------------------------------------------------------------------------------
 FindWhat.com 1                                           74,800       1,556,588
--------------------------------------------------------------------------------
 iPass, Inc. 1                                            10,200         184,314
--------------------------------------------------------------------------------
 j2 Global
 Communications, Inc. 1                                   62,200       3,374,350
--------------------------------------------------------------------------------
 LendingTree, Inc. 1                                       7,900         198,132
--------------------------------------------------------------------------------
 Neoforma, Inc. 1                                         19,200         255,936
--------------------------------------------------------------------------------
 Netegrity, Inc. 1                                       146,400       1,367,376
--------------------------------------------------------------------------------
 Open Text Corp. 1                                        62,900       1,614,643
--------------------------------------------------------------------------------
 Secure Computing
 Corp. 1                                                  72,500         680,775
--------------------------------------------------------------------------------
 SeeBeyond Technology
 Corp. 1                                                  50,900         101,800
--------------------------------------------------------------------------------
 SupportSoft, Inc. 1                                      19,300         161,927
--------------------------------------------------------------------------------
 United Online, Inc. 1                                    76,200       2,387,346
--------------------------------------------------------------------------------
 WebEx Communications,
 Inc. 1                                                   18,300         301,767
                                                                    ------------
                                                                      19,798,306

--------------------------------------------------------------------------------
 IT Services--1.2%
 Certegy, Inc. 1                                          19,200         522,816
--------------------------------------------------------------------------------
 CheckFree Corp. 1                                        23,000         618,930
--------------------------------------------------------------------------------
 Cognizant Technology
 Solutions Corp. 1                                        88,927       2,737,173
--------------------------------------------------------------------------------
 CompuCom Systems,
 Inc. 1                                                    2,900          16,240
--------------------------------------------------------------------------------
 Convergys Corp. 1                                        47,000         792,890
--------------------------------------------------------------------------------
 Gartner, Inc., Cl. B 1                                    3,300          28,545
--------------------------------------------------------------------------------
 Global Payments, Inc.                                    47,000       1,654,870

27  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 IT Services Continued
 iGate Corp. 1                                             2,600    $     10,816
--------------------------------------------------------------------------------
 infoUSA, Inc. 1                                          87,800         790,200
--------------------------------------------------------------------------------
 Intrado, Inc. 1                                          13,600         222,360
--------------------------------------------------------------------------------
 iPayment Holdings,
 Inc. 1                                                    5,900         151,571
--------------------------------------------------------------------------------
 Keane, Inc. 1                                            46,700         678,551
--------------------------------------------------------------------------------
 Lightbridge, Inc. 1                                      68,400         678,528
--------------------------------------------------------------------------------
 MAPICS, Inc. 1                                            5,000          45,650
--------------------------------------------------------------------------------
 SM&A 1                                                   18,200         169,988
--------------------------------------------------------------------------------
 SS&C Technologies,
 Inc. 1                                                   89,100       1,597,563
--------------------------------------------------------------------------------
 Startek, Inc. 1                                          12,200         366,000
--------------------------------------------------------------------------------
 Tyler Technologies,
 Inc. 1                                                   34,226         169,419
                                                                    ------------
                                                                      11,252,110

--------------------------------------------------------------------------------
 Office Electronics--0.2%
 Gerber Scientific, Inc. 1                                 2,200          18,634
--------------------------------------------------------------------------------
 Metrologic Instruments,
 Inc. 1                                                   14,300         504,933
--------------------------------------------------------------------------------
 Xerox Corp. 1                                            17,600         190,080
--------------------------------------------------------------------------------
 Zebra Technologies
 Corp., Cl. A 1                                           20,000       1,551,600
                                                                    ------------
                                                                       2,265,247

--------------------------------------------------------------------------------
 Semiconductors & Semiconductor Equipment--2.7%
 Altera Corp. 1                                          120,000       2,308,800
--------------------------------------------------------------------------------
 Cree, Inc. 1                                            125,100       1,671,336
--------------------------------------------------------------------------------
 Diodes, Inc. 1                                           10,300         209,605
--------------------------------------------------------------------------------
 Entegris, Inc. 1                                         51,500         737,480
--------------------------------------------------------------------------------
 Exar Corp. 1                                             44,700         639,210
--------------------------------------------------------------------------------
 Genesis Microchip,
 Inc. 1                                                   28,800         313,920
--------------------------------------------------------------------------------
 Intel Corp.                                             355,000       8,857,250
--------------------------------------------------------------------------------
 National Semiconductor
 Corp. 1                                                 120,000       2,682,000
--------------------------------------------------------------------------------
 Power Integrations,
 Inc. 1                                                   68,200       1,949,156
--------------------------------------------------------------------------------
 QLogic Corp. 1                                           40,000       1,686,000
--------------------------------------------------------------------------------
 Rambus, Inc. 1                                           90,000       1,616,400
--------------------------------------------------------------------------------
 Silicon Laboratories,
 Inc. 1                                                   70,000       2,569,700
--------------------------------------------------------------------------------
 Siliconix, Inc. 1                                         8,100         346,275

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Semiconductors & Semiconductor Equipment
 Continued
 Texas Instruments, Inc.                                   4,800    $     90,576
--------------------------------------------------------------------------------
 Transmeta Corp. 1                                       234,950         390,017
                                                                    ------------
                                                                      26,067,725

--------------------------------------------------------------------------------
 Software--5.1%
 Amdocs Ltd. 1                                           135,000       2,751,300
--------------------------------------------------------------------------------
 Ansoft Corp. 1                                           16,500         178,200
--------------------------------------------------------------------------------
 Ansys, Inc. 1                                            46,700       1,575,658
--------------------------------------------------------------------------------
 BMC Software, Inc. 1                                     20,000         282,000
--------------------------------------------------------------------------------
 CCC Information
 Services Group, Inc. 1                                   46,900         607,824
--------------------------------------------------------------------------------
 Citrix Systems, Inc. 1                                   80,000       1,452,000
--------------------------------------------------------------------------------
 Datastream Systems,
 Inc. 1                                                   24,200         225,786
--------------------------------------------------------------------------------
 Electronic Arts, Inc. 1                                  30,000       2,520,000
--------------------------------------------------------------------------------
 Epicor Software Corp. 1                                  39,300         311,256
--------------------------------------------------------------------------------
 FactSet Research
 Systems, Inc.                                            50,000       2,300,000
--------------------------------------------------------------------------------
 Fair Isaac Corp.                                         17,800         961,912
--------------------------------------------------------------------------------
 FileNet Corp. 1                                          15,600         284,232
--------------------------------------------------------------------------------
 Group 1 Software, Inc. 1                                 49,600         902,224
--------------------------------------------------------------------------------
 Hyperion Solutions
 Corp. 1                                                  40,000       1,093,200
--------------------------------------------------------------------------------
 Inet Technologies, Inc. 1                                53,500         594,920
--------------------------------------------------------------------------------
 InterVoice-Brite, Inc. 1                                  6,900          48,990
--------------------------------------------------------------------------------
 Kronos, Inc. 1                                           31,700       1,756,180
--------------------------------------------------------------------------------
 Magma Design
 Automation, Inc. 1                                       12,500         249,375
--------------------------------------------------------------------------------
 Microsoft Corp.                                         480,000      12,672,000
--------------------------------------------------------------------------------
 Mobius Management
 Systems, Inc. 1                                           1,100           7,425
--------------------------------------------------------------------------------
 OPNET Technologies,
 Inc. 1                                                    5,500          62,865
--------------------------------------------------------------------------------
 Oracle Corp. 1                                          310,000       3,720,000
--------------------------------------------------------------------------------
 Pegasystems, Inc. 1                                      16,100         114,616
--------------------------------------------------------------------------------
 Plumtree Software,
 Inc. 1                                                  123,800         461,774
--------------------------------------------------------------------------------
 Progress Software
 Corp. 1                                                  90,200       1,795,882
--------------------------------------------------------------------------------
 Quality Systems, Inc. 1                                  40,400       1,438,240
--------------------------------------------------------------------------------
 Radiant Systems, Inc. 1                                  87,600         573,780
--------------------------------------------------------------------------------
 Sanchez Computer
 Associates, Inc. 1                                       17,800          74,742

28  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Software Continued
 ScanSoft, Inc. 1                                        111,500    $    565,305
--------------------------------------------------------------------------------
 SPSS, Inc. 1                                              5,100          91,902
--------------------------------------------------------------------------------
 Sybase, Inc. 1                                          100,000       1,570,000
--------------------------------------------------------------------------------
 Symantec Corp. 1                                         56,000       2,626,960
--------------------------------------------------------------------------------
 Take-Two Interactive
 Software, Inc. 1                                         71,000       1,888,600
--------------------------------------------------------------------------------
 Tradestation Group,
 Inc. 1                                                   27,200         327,760
--------------------------------------------------------------------------------
 Ulticom, Inc. 1                                          30,500         356,240
--------------------------------------------------------------------------------
 Veritas Software Corp. 1                                 40,000       1,232,000
--------------------------------------------------------------------------------
 Verity, Inc. 1                                           90,000       1,197,900
                                                                    ------------
                                                                      48,873,048

--------------------------------------------------------------------------------
 Materials--2.2%
--------------------------------------------------------------------------------
 Chemicals--0.9%
 Agrium, Inc.                                             75,900         850,080
--------------------------------------------------------------------------------
 Airgas, Inc.                                             59,100       1,148,904
--------------------------------------------------------------------------------
 American Vanguard
 Corp.                                                     2,000          43,600
--------------------------------------------------------------------------------
 Cytec Industries, Inc. 1                                 56,500       2,182,030
--------------------------------------------------------------------------------
 Ecolab, Inc.                                             49,000       1,210,790
--------------------------------------------------------------------------------
 Ethyl Corp. 1                                             9,000         104,400
--------------------------------------------------------------------------------
 Georgia Gulf Corp.                                       14,100         322,608
--------------------------------------------------------------------------------
 Hawkins, Inc.                                             6,000          64,080
--------------------------------------------------------------------------------
 MacDermid, Inc.                                          38,100       1,093,851
--------------------------------------------------------------------------------
 Material Sciences
 Corp.                                                     7,000          66,010
--------------------------------------------------------------------------------
 Octel Corp.                                              52,400         770,280
--------------------------------------------------------------------------------
 Omnova Solutions,
 Inc. 1                                                   71,400         301,308
--------------------------------------------------------------------------------
 Stepan Co.                                                8,200         199,424
--------------------------------------------------------------------------------
 Terra Nitrogen Co. LP                                     5,100          25,704
                                                                    ------------
                                                                       8,383,069

--------------------------------------------------------------------------------
 Construction Materials--0.2%
 AMCOL International
 Corp.                                                    55,800         525,636
--------------------------------------------------------------------------------
 Ameron International
 Corp.                                                    14,200         481,664
--------------------------------------------------------------------------------
 Centex Construction
 Products, Inc.                                            1,700          76,500
--------------------------------------------------------------------------------
 Florida Rock Industries,
 Inc.                                                     25,500       1,219,920
                                                                    ------------
                                                                       2,303,720

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Containers & Packaging--0.4%
 AptarGroup, Inc.                                          2,700      $  100,575
--------------------------------------------------------------------------------
 Ball Corp.                                               29,100       1,446,270
--------------------------------------------------------------------------------
 Caraustar Industries,
 Inc. 1                                                   20,600         184,576
--------------------------------------------------------------------------------
 Graphic Packaging
 International Corp. 1                                     6,800          34,204
--------------------------------------------------------------------------------
 Myers Industries, Inc.                                   12,600         146,160
--------------------------------------------------------------------------------
 Packaging Dynamics
 Corp. 1                                                   5,760          41,703
--------------------------------------------------------------------------------
 Sealed Air Corp. 1                                       24,000       1,145,520
--------------------------------------------------------------------------------
 Silgan Holdings, Inc. 1                                  29,900         955,305
                                                                    ------------
                                                                       4,054,313

--------------------------------------------------------------------------------
 Metals & Mining--0.5%
 Carpenter Technology
 Corp.                                                    26,700         489,411
--------------------------------------------------------------------------------
 Century Aluminum
 Co.                                                      13,000         116,740
--------------------------------------------------------------------------------
 Gibraltar Steel Corp.                                     4,500         106,650
--------------------------------------------------------------------------------
 IMCO Recycling, Inc. 1                                   12,700          91,694
--------------------------------------------------------------------------------
 Massey Energy Co.                                         2,500          28,625
--------------------------------------------------------------------------------
 NN, Inc.                                                 45,600         540,816
--------------------------------------------------------------------------------
 Peabody Energy Corp.                                     65,000       1,994,850
--------------------------------------------------------------------------------
 Quanex Corp.                                             11,100         351,870
--------------------------------------------------------------------------------
 Schnitzer Steel
 Industries, Inc.                                         26,200       1,214,894
--------------------------------------------------------------------------------
 Southern Peru Copper
 Corp.                                                     1,100          18,095
--------------------------------------------------------------------------------
 Steel Technologies, Inc.                                  1,200          12,912
--------------------------------------------------------------------------------
 Westmoreland Coal
 Co. 1                                                     3,200          54,368
                                                                    ------------
                                                                       5,020,925

--------------------------------------------------------------------------------
 Paper & Forest Products--0.2%
 Louisiana-Pacific
 Corp. 1                                                 135,200       1,642,680
--------------------------------------------------------------------------------
 Telecommunication Services--3.1%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--2.6%
 Alltel Corp.                                             37,500       1,754,625
--------------------------------------------------------------------------------
 BellSouth Corp.                                         170,000       4,329,900
--------------------------------------------------------------------------------
 Citizens Communications
 Co. 1                                                   160,000       1,896,000
--------------------------------------------------------------------------------
 Commonwealth Telephone
 Enterprises, Inc. 1                                      27,800       1,056,400

29  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Diversified Telecommunication Services Continued
 General Communication,
 Inc., Cl. A 1                                            17,500    $    151,375
--------------------------------------------------------------------------------
 Golden Telecom, Inc. 1                                    8,600         238,650
--------------------------------------------------------------------------------
 Hungarian Telephone &
 Cable Corp. 1                                               700           6,902
--------------------------------------------------------------------------------
 McLeodUSA, Inc.,
 Cl. A 1                                                  20,400          19,992
--------------------------------------------------------------------------------
 North Pittsburgh
 Systems, Inc.                                            47,400         853,200
--------------------------------------------------------------------------------
 Primus Telecommunications
 Group, Inc. 1                                           152,300       1,047,824
--------------------------------------------------------------------------------
 PTEK Holdings, Inc. 1                                    60,300         387,729
--------------------------------------------------------------------------------
 Qwest Communications
 International, Inc. 1                                   400,000       1,596,000
--------------------------------------------------------------------------------
 SBC Communications,
 Inc.                                                    200,000       4,672,000
--------------------------------------------------------------------------------
 Verizon Communications,
 Inc.                                                    200,000       6,972,000
--------------------------------------------------------------------------------
 Warwick Valley
 Telephone Co.                                             1,000          87,500
                                                                    ------------
                                                                      25,070,097

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.5%
 Boston Communications
 Group, Inc. 1                                           104,100       1,229,421
--------------------------------------------------------------------------------
 Cincinnati Bell, Inc. 1                                  10,500          59,220
--------------------------------------------------------------------------------
 Dobson Communications
 Corp., Cl. A 1                                           31,600         203,504
--------------------------------------------------------------------------------
 Nextel Communications,
 Inc., Cl. A 1                                           110,000       2,008,600
--------------------------------------------------------------------------------
 Wireless Facilities, Inc. 1                              81,400         983,312
                                                                    ------------
                                                                       4,484,057

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Utilities--1.9%
--------------------------------------------------------------------------------
 Electric Utilities--0.6%
 Black Hills Corp.                                         7,800    $    239,382
--------------------------------------------------------------------------------
 Canadian Hydro
 Developers, Inc. 1                                      280,000         377,774
--------------------------------------------------------------------------------
 Central Vermont Public
 Service Corp.                                             1,500          32,430
--------------------------------------------------------------------------------
 CH Energy Group, Inc.                                    24,900       1,079,415
--------------------------------------------------------------------------------
 Exelon Corp.                                             28,800       1,655,136
--------------------------------------------------------------------------------
 Green Mountain Power
 Corp.                                                     9,600         208,896
--------------------------------------------------------------------------------
 MGE Energy, Inc.                                          4,100         128,453
--------------------------------------------------------------------------------
 Puget Energy, Inc.                                       23,400         511,758
--------------------------------------------------------------------------------
 Southern Co.                                              6,300         179,172
--------------------------------------------------------------------------------
 Texas Genco Holdings,
 Inc.                                                      7,155         171,720
--------------------------------------------------------------------------------
 Wisconsin Energy
 Corp.                                                    46,300       1,303,345
                                                                 ---------------
                                                                       5,887,481

--------------------------------------------------------------------------------
 Gas Utilities--0.6%
 Chesapeake Utilities
 Corp.                                                    15,400         363,440
--------------------------------------------------------------------------------
 Energen Corp.                                            39,700       1,377,590
--------------------------------------------------------------------------------
 EnergySouth, Inc.                                         1,400          45,136
--------------------------------------------------------------------------------
 Laclede Group,
 Inc. (The)                                                1,000          27,300
--------------------------------------------------------------------------------
 New Jersey Resources
 Corp.                                                    12,100         422,048
--------------------------------------------------------------------------------
 ONEOK, Inc.                                              25,400         529,844
--------------------------------------------------------------------------------
 South Jersey Industries,
 Inc.                                                      2,100          79,485
--------------------------------------------------------------------------------
 Southwestern Energy
 Co. 1                                                   113,100       1,719,120
--------------------------------------------------------------------------------
 UGI Corp.                                                34,350       1,084,429
--------------------------------------------------------------------------------
 WGL Holdings, Inc.                                        8,700         221,937
                                                                 ---------------
                                                                       5,870,329

30  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Multi-Utilities & Unregulated Power--0.7%
 Avista Corp.                                              4,300    $     63,425
--------------------------------------------------------------------------------
 Equitable Resources,
 Inc.                                                     23,400         903,942
--------------------------------------------------------------------------------
 Questar Corp.                                            58,500       1,869,075
--------------------------------------------------------------------------------
 Williams Cos.,
 Inc. (The)                                              500,000       3,175,000
                                                                    ------------
                                                                       6,011,442

--------------------------------------------------------------------------------
 Water Utilities--0.0%
 American States Water
 Co.                                                       1,200          32,028
                                                                    ------------
 Total Common Stocks
 (Cost $797,551,069)                                                 945,825,816

--------------------------------------------------------------------------------
 Preferred Stocks--0.0%

 Astronics Corp., Cl. B 1,2
 (Cost $12,936)                                            1,850           8,787

                                                           Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%

 Canadian Superior
 Energy, Inc. Wts.,
 Exp. 3/14/04 1,2                                        600,000             426
--------------------------------------------------------------------------------
 Fedders Corp. Rts.,
 Exp. 8/12/03 1                                            1,970              59
                                                                    ------------
 Total Rights, Warrants
 and Certificates (Cost $466)                                                485

                                                       Principal    Market Value
                                                          Amount      See Note 1
--------------------------------------------------------------------------------
 Joint Repurchase Agreements--1.3%
 Undivided interest of 1.26%
 in joint repurchase agreement
 (Principal Amount/Market
 Value $1,000,213,000,
 with a maturity value
 of $1,000,242,451) with
 PaineWebber, Inc., 1.06%,
 dated 7/31/03, to be
 repurchased at $12,632,372
 on 8/1/03, collateralized by
 Federal National Mortgage
 Assn., 5%--6%, 6/1/18--5/1/33,
 with a value of $1,022,331,088
 (Cost $12,632,000)                                 $12,632,000     $12,632,000

-------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $810,196,471)                                      100.4%    958,467,088
-------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                           (0.4)     (4,211,614)
                                                          ----------------------
 Net Assets                                               100.0%   $954,255,474
                                                          ======================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted.
See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

31  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2003

--------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $810,196,471)--see
 accompanying statement                                          $ 958,467,088
--------------------------------------------------------------------------------
 Cash                                                                2,017,823
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    5,577,631
 Shares of beneficial interest sold                                  2,887,433
 Interest and dividends                                                717,171
 Other                                                                   2,637
                                                                 ---------------
 Total assets                                                      969,669,783

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                              13,770,938
 Shares of beneficial interest redeemed                              1,097,096
 Transfer and shareholder servicing agent fees                         216,333
 Distribution and service plan fees                                    196,903
 Shareholder reports                                                    82,464
 Trustees' compensation                                                     43
 Other                                                                  50,532
                                                                 ---------------
 Total liabilities                                                  15,414,309

--------------------------------------------------------------------------------
 Net Assets                                                      $ 954,255,474
                                                                 ===============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                 $ 911,941,997
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                (105,956,875)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments
 and translation of assets and
 liabilities denominated in foreign currencies                     148,270,352
                                                                 ---------------
 Net Assets                                                      $ 954,255,474
                                                                 ===============

32  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price
 per share (based on net assets of
 $501,276,935 and 46,867,939 shares of
 beneficial interest outstanding)                                         $10.70
 Maximum offering price per share (net
 asset value plus sales charge of
 5.75% of offering price)                                                 $11.35
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $237,001,669
 and 22,646,138 shares of beneficial interest outstanding)                $10.47
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $198,179,896
 and 18,918,367 shares of beneficial interest outstanding)                $10.48
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price
 (excludes applicable contingent deferred
 sales charge) and offering price per
 share (based on net assets of $13,368,785
 and 1,258,458 shares of beneficial interest outstanding)                 $10.62
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $4,428,189 and 410,556 shares
 of beneficial interest outstanding)                                      $10.79

 See accompanying Notes to Financial Statements.

33  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2003

--------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding
 taxes of $53,098)                                                 $  8,550,149
--------------------------------------------------------------------------------
 Interest                                                               171,165
                                                                   -------------
 Total investment income                                              8,721,314

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                      5,094,428
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                909,344
 Class B                                                              1,868,759
 Class C                                                              1,589,495
 Class N                                                                 42,505
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                933,033
 Class B                                                                743,448
 Class C                                                                358,618
 Class N                                                                 22,724
 Class Y                                                                  1,451
--------------------------------------------------------------------------------
 Trustees' compensation                                                  20,369
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             18,567
--------------------------------------------------------------------------------
 Other                                                                   32,214
                                                                   -------------
 Total expenses                                                      11,634,955
 Less reduction to custodian expenses                                    (2,551)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class B                                          (97,900)
                                                                   -------------
 Net expenses                                                        11,534,504

--------------------------------------------------------------------------------
 Net Investment Loss                                                 (2,813,190)

--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:

 Investments                                                        (67,453,821)
 Foreign currency transactions                                          309,358
                                                                   -------------
 Net realized loss                                                  (67,144,463)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                        182,538,096
 Translation of assets and liabilities
 denominated in foreign currencies                                    1,269,389
                                                                   -------------
 Net change in unrealized appreciation                              183,807,485

--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $113,849,832
                                                                   =============

 See accompanying Notes to Financial Statements.

34  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                            2003                     2002
----------------------------------------------------------------------------------------------

 Operations

 Net investment loss                                    $ (2,813,190)            $ (3,290,757)
----------------------------------------------------------------------------------------------
 Net realized loss                                       (67,144,463)             (36,196,763)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation)                                          183,807,485              (46,081,111)
                                                        --------------------------------------
 Net increase (decrease) in net assets
 resulting from operations                               113,849,832              (85,568,631)

----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                 140,766,279              222,412,681
 Class B                                                  41,118,144              140,078,561
 Class C                                                  33,442,684              117,316,115
 Class N                                                   6,495,545                5,953,972
 Class Y                                                   1,145,255                3,017,289

----------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                          336,817,739              403,209,987
----------------------------------------------------------------------------------------------
 Beginning of period                                     617,437,735              214,227,748
                                                        --------------------------------------
 End of period [including accumulated
 net investment loss of $52,948 for
 the year ended July 31, 2002]                          $954,255,474             $617,437,735
                                                        ======================================

 See accompanying Notes to Financial Statements.

35  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

 Class A        Year Ended July 31,                                2003         2002       2001 1
----------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                             $9.28       $10.47       $10.00
----------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                      (.01)        (.04)          -- 2
 Net realized and unrealized gain (loss)                           1.43        (1.15)         .48
                                                                 -----------------------------------
 Total from investment operations                                  1.42        (1.19)         .48
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --           --         (.01)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.70        $9.28       $10.47
                                                                 ===================================

----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                               15.30%      (11.37)%       4.76%

----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $501,277     $300,244     $119,194
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $362,221     $248,681     $ 48,406
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                              (0.02)%      (0.36)%      (0.11)%
 Expenses, gross                                                   1.23%        1.30%        1.33%
 Expenses, net                                                     1.23% 5      1.30% 5,6    1.33% 5
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%         165%          92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

36  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

 Class B        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.15          $10.40           $10.00
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                               (.07)           (.06)            (.03)
 Net realized and unrealized gain (loss)                           1.39           (1.19)             .43
                                                                 ------------------------------------------
 Total from investment operations                                  1.32           (1.25)             .40
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.47           $9.15           $10.40
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               14.43%         (12.02)%           4.00%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $237,002        $167,906          $51,412
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $187,066        $117,801          $17,362
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.85)%         (1.11)%          (0.99)%
 Expenses, gross                                                   2.12%           2.05%            2.15%
 Expenses, net                                                     2.07% 4,5       2.05% 4,6        2.15% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of transfer agent fees.
6. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

37  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                             $9.15          $10.40           $10.00
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                               (.06)           (.06)            (.03)
 Net realized and unrealized gain (loss)                           1.39           (1.19)             .43
                                                                 ------------------------------------------
 Total from investment operations                                  1.33           (1.25)             .40
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.48           $9.15           $10.40
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               14.54%         (12.02)%           4.00%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $198,180        $141,434          $43,613
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $159,105        $ 97,899          $16,456
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.73)%         (1.11)%          (0.98)%
 Expenses, gross                                                   1.95%           2.05%            2.15%
 Expenses, net                                                     1.95% 4         2.05% 4,5        2.15% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

38  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

 Class N        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.23          $10.45          $  9.84
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                               (.03)           (.03)            (.01)
 Net realized and unrealized gain (loss)                           1.42           (1.19)             .62
                                                                 ------------------------------------------
 Total from investment operations                                  1.39           (1.22)             .61
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --               --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.62           $9.23           $10.45
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               15.06%         (11.67)%           6.20%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                       $13,369          $5,158               $8
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $ 8,524          $2,026               $3
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                              (0.30)%         (0.67)%          (0.64)%
 Expenses, gross                                                   1.49%           1.58%            1.57%
 Expenses, net                                                     1.49% 4         1.58% 4,5        1.57% 4
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

39  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y        Year Ended July 31,                                2003            2002           2001 1
-----------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                            $ 9.31          $10.48          $ 10.00
-----------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                       .02            (.03)             .02
 Net realized and unrealized gain (loss)                           1.46           (1.14)             .47
                                                                 ------------------------------------------
 Total from investment operations                                  1.48           (1.17)             .49
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                --              --             (.01)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $10.79           $9.31           $10.48
                                                                 ==========================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               15.90%         (11.16)%           4.94%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $4,428          $2,696               $1
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $3,102          $1,953               $1
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                      0.44%          (0.07)%           0.35%
 Expenses, gross                                                   0.77%           1.04%          168.30% 4
 Expenses, net                                                     0.77% 5         1.00% 5,6        1.01% 5
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            165%            165%              92%

1. For the period from September 25, 2000 (commencement of operations) to July
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

40  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Main Street Opportunity Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc.
 (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

41  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                            Net Unrealized
            Undistributed                                               Appreciation Based
            Net           Undistributed             Accumulated      on Cost of Securities
            Investment        Long-Term                    Loss         for Federal Income
            Income                 Gain      Carryforward 1,2,3               Tax Purposes
            ------------------------------------------------------------------------------

            $--                     $--            $103,602,101               $145,915,578

 1. As of July 31, 2003, the Fund had $79,504,753 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009       $    66,509
                              2010         8,390,169
                              2011        71,048,075
                                         -----------
                              Total      $79,504,753
                                         ===========

 2. During the fiscal years ended July 31, 2003 and July 31, 2002, the Fund did not utilize any capital loss carryforwards.
 3. As of July 31, 2003, the Fund had $24,097,348 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2012.

42  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 From                     To                                           Net
                 Ordinary            Capital         Tax Return                 Investment
                 Loss                   Loss         of Capital                       Loss
------------------------------------------------------------------------------------------

                 $2,866,138         $209,393                $--                 $2,656,747

 No distributions were paid during the years ended July 31, 2003 and July 31,
 2002.

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                     Federal Tax Cost                           $812,551,245
                                                                ============

                     Gross unrealized appreciation              $160,595,716
                     Gross unrealized depreciation               (14,680,138)
                                                                ------------
                     Net unrealized appreciation                $145,915,578
                                                                ============

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

43  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 2003                Year Ended July 31, 2002
                              Shares            Amount              Shares              Amount
-----------------------------------------------------------------------------------------------

 Class A
 Sold                     30,151,690     $ 283,177,487          29,059,391        $302,266,820
 Redeemed                (15,652,085)     (142,411,208)         (8,078,574)        (79,854,139)
                         ----------------------------------------------------------------------
 Net increase             14,499,605     $ 140,766,279          20,980,817        $222,412,681
                         ======================================================================

-----------------------------------------------------------------------------------------------
 Class B
 Sold                     10,206,409     $  93,887,151          16,915,660        $174,980,623
 Redeemed                 (5,905,136)      (52,769,007)         (3,512,159)        (34,902,062)
                         ----------------------------------------------------------------------
 Net increase              4,301,273     $  41,118,144          13,403,501        $140,078,561
                         ======================================================================

-----------------------------------------------------------------------------------------------
 Class C
 Sold                      8,363,125     $  76,878,026          12,927,278        $133,523,194
 Redeemed                 (4,901,031)      (43,435,342)         (1,663,631)        (16,207,079)
                         ----------------------------------------------------------------------
 Net increase              3,462,094     $  33,442,684          11,263,647        $117,316,115
                         ======================================================================

-----------------------------------------------------------------------------------------------
 Class N
 Sold                        856,590     $   7,950,997             639,562        $  6,758,151
 Redeemed                   (156,646)       (1,455,452)            (81,811)           (804,179)
                         ----------------------------------------------------------------------
 Net increase                699,944     $   6,495,545             557,751        $  5,953,972
                         ======================================================================

-----------------------------------------------------------------------------------------------
 Class Y
 Sold                        246,796     $   2,311,010             324,758        $  3,374,585
 Redeemed                   (125,691)       (1,165,755)            (35,407)           (357,296)
                         ----------------------------------------------------------------------
 Net increase                121,105     $   1,145,255             289,351        $  3,017,289
                         ======================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2003, were
 $1,397,013,686 and $1,175,229,859, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
 of the next $200 million, and 0.60% of average annual net assets in excess of
 $800 million.

44  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended July 31, 2003, the Fund paid $1,956,490 to OFS for services to the Fund.

    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate            Class A        Concessions      Concessions       Concessions      Concessions
                      Front-End          Front-End         on Class A       on Class B        on Class C       on Class N
                  Sales Charges      Sales Charges             Shares           Shares            Shares           Shares
                     on Class A        Retained by        Advanced by      Advanced by       Advanced by      Advanced by
 Year Ended              Shares        Distributor      Distributor 1    Distributor 1     Distributor 1    Distributor 1
-------------------------------------------------------------------------------------------------------------------------

 July 31, 2003       $1,461,338           $421,853            $52,085       $1,971,274          $502,343          $46,862

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                             Class A               Class B            Class C                Class N
                          Contingent            Contingent         Contingent             Contingent
                            Deferred              Deferred           Deferred               Deferred
                       Sales Charges         Sales Charges      Sales Charges          Sales Charges
                         Retained by           Retained by        Retained by            Retained by
 Year Ended              Distributor           Distributor        Distributor            Distributor
----------------------------------------------------------------------------------------------------

 July 31, 2003               $11,171              $514,149            $40,371                 $8,593

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended July 31, 2003, expense under the
 Class A Plan totaled $909,344, all of which were paid by the Distributor to recipients, which included $503 retained by the Distributor and $37,501 which was paid to an affiliate of the Manager. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

45  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

                                                                                       Distributor's
                                                                 Distributor's             Aggregate
                                                                     Aggregate          Unreimbursed
                                                                  Unreimbursed         Expenses as %
                      Total Payments        Amount Retained           Expenses         of Net Assets
                          Under Plan         by Distributor         Under Plan              of Class
----------------------------------------------------------------------------------------------------

 Class B Plan             $1,868,759             $1,574,512         $5,604,364                 2.36%
 Class C Plan              1,589,495                641,330          1,909,156                  0.96
 Class N Plan                 42,505                 37,293            213,930                  1.60

--------------------------------------------------------------------------------
 5. Foreign Currency Contracts

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.

    As of July 31, 2003, the Fund had no outstanding foreign currency contracts.

46  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

--------------------------------------------------------------------------------
 6. Illiquid or Restricted Securities

 As of July 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 2003 was
 $660,694, which represents 0.07% of the Fund's net assets, of which $651,481 is considered restricted. Information concerning restricted securities is as follows:

                                  Acquisition                       Valuation as of           Unrealized
 Security                                Date            Cost         July 31, 2003         Depreciation
--------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants

 Esprit Exploration Ltd.               6/4/02        $661,668              $651,481              $10,187

47  |  OPPENHEIMER MAIN STREET OPPORTUNITY FUND

                         Appendix A

                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares2 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.3  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges
                         in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."6 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.

   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|-|

      Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
|_|   Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
         4) Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
--------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.10
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from
            service.12
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.   Special Sales Charge Arrangements for Shareholders of
        Certain Oppenheimer Funds Who Were Shareholders of
                   Former Quest for Value Funds
------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap
   Value Fund
   Oppenheimer Quest Balanced Value Fund  Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.
      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders.  Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
         Shareholders who were shareholders of the AMA
            Family of Funds on February 28, 1991 and who
            acquired shares of any of the Former Quest for
            Value Funds by merger of a portfolio of the AMA
            Family of Funds.
         Shareholders who acquired shares of any Former
            Quest for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.  The Class A contingent deferred
sales charge will not apply to redemptions of Class A
shares purchased by the following investors who were
shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995.  In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
         liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
         redemptions following the death or disability of
            the shareholder(s) (as evidenced by a
            determination of total disability by the U.S.
            Social Security Administration);
         withdrawals under an automatic withdrawal plan
            (but only for Class B or Class C shares) where
            the annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
         liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account        Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account        CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account        CMIA
   Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
   4) as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Oppenheimer Main Street Opportunity Fund(R)

Internet Website:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Fund
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw, LLP
      1675 Broadway
      New York, New York 10019

1234

PX0731.0903

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1 In accordance  with Rule 12b-1 of the  Investment  Company
Act, the term  "Independent  Trustees" in this  Statement of
Additional  Information refers to those Trustees who are not
"interested  persons"  of the  Fund  and who do not have any direct or indirect  financial  interest in the  operation of the distribution plan or any agreement under the plan.
2 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
5 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
6 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.